SEPARATE ACCOUNT NO. 206

FSA-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Equitable Financial Life Insurance Company

and the Contractowners of Separate Account No. 206

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the variable investment options of Separate Account No. 206 indicated in the table below as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the variable investment options of Separate Account No. 206 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 RETIREMENT 2020(1)	EQ/INTERNATIONAL CORE MANAGED VOLATILITY(1)
1290 RETIREMENT 2025(1)	EQ/INVESCO COMSTOCK(1)
1290 RETIREMENT 2030(1)	EQ/JANUS ENTERPRISE(1)
1290 RETIREMENT 2035(1)	EQ/JPMORGAN VALUE OPPORTUNITIES(1)
1290 RETIREMENT 2040(1)	EQ/LARGE CAP GROWTH INDEX(1)
1290 RETIREMENT 2045(1)	EQ/LARGE CAP GROWTH MANAGED VOLATILITY(1)
1290 RETIREMENT 2050(1)	EQ/LARGE CAP VALUE MANAGED VOLATILITY(1)
1290 RETIREMENT 2055(1)	EQ/MFS INTERNATIONAL GROWTH(1)
1290 RETIREMENT 2060(1)	EQ/MID CAP INDEX(1)
1290 VT DOUBLELINE DYNAMIC ALLOCATION(1)	EQ/MID CAP VALUE MANAGED VOLATILITY(1)
1290 VT EQUITY INCOME(1)	EQ/MODERATE ALLOCATION(1)
1290 VT GAMCO MERGERS & ACQUISITIONS(1)	EQ/MODERATE-PLUS ALLOCATION(1)
1290 VT GAMCO SMALL COMPANY VALUE(1)	EQ/PIMCO GLOBAL REAL RETURN(1)
1290 VT SMARTBETA EQUITY(2)	EQ/SMALL COMPANY INDEX(1)
EQ/AB SMALL CAP GROWTH(1)	EQ/T. ROWE PRICE GROWTH STOCK(1)
EQ/AGGRESSIVE ALLOCATION(1)	MULTIMANAGER CORE BOND(1)
EQ/ALL ASSET GROWTH ALLOCATION(1)	MULTIMANAGER TECHNOLOGY(1)
EQ/CLEARBRIDGE LARGE CAP GROWTH(1)	TARGET 2015 ALLOCATION(1)
EQ/CONSERVATIVE ALLOCATION(1)	TARGET 2025 ALLOCATION(1)
EQ/CONSERVATIVE-PLUS ALLOCATION(1)	TARGET 2035 ALLOCATION(1)
EQ/CORE BOND INDEX(1)	TARGET 2045 ALLOCATION(1)
EQ/CORE PLUS BOND(1)	TARGET 2055 ALLOCATION(1)
EQ/EQUITY 500 INDEX(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(1)
EQ/GLOBAL EQUITY MANAGED VOLATILITY(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO(1)

(1)   Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020

(2)   Statement of operations for the year ended December 31, 2021, and statement of changes in net assets for the year ended December 31, 2021 and the period June 12, 2020 (commencement of operations) through December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Equitable Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the variable investment options of Separate Account No. 206 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the variable investment options of Separate Account No. 206 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

FSA-2

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 15, 2022

We have served as the auditor of one or more of the variable investment options of Separate Account No. 206 since 1999.

FSA-3

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Assets:
Investments in shares of the Portfolios, at fair value	$8,952,496	$20,399,666	$6,718,317	$9,845,619	$1,639,542	$4,040,699
Receivable for shares of the Portfolios sold	—	21,780	2,022	5,740	—	—
Receivable for policy-related transactions	5,387	—	—	—	18,228	8,164

Total assets	8,957,883	20,421,446	6,720,339	9,851,359	1,657,770	4,048,863

Liabilities:
Payable for shares of the Portfolios purchased	5,387	—	—	—	18,227	8,164
Payable for policy-related transactions	—	21,780	2,022	5,740	—	—
Accrued expenses	5,326	11,843	3,321	5,235	807	2,121

Total liabilities	10,713	33,623	5,343	10,975	19,034	10,285

Net Assets	$8,947,170	$20,387,823	$6,714,996	$9,840,384	$1,638,736	$4,038,578

Net Assets:
Accumulation unit values	$8,945,907	$20,384,734	$6,714,587	$9,839,161	$1,638,600	$4,037,910
Retained by Equitable Financial in Separate Account No. 206	1,263	3,089	409	1,223	136	668

Total Net Assets	$8,947,170	$20,387,823	$6,714,996	$9,840,384	$1,638,736	$4,038,578

Investments in shares of the Portfolios, at cost	$8,483,492	$18,946,111	$6,439,958	$8,389,478	$1,475,706	$3,516,000

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-4

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS & ACQUISITIONS*
Assets:
Investments in shares of the Portfolios, at fair value	$2,494,317	$1,416,140	$1,595,233	$3,397,242	$6,205,858	$1,804,909
Receivable for policy-related transactions	33,804	1,672	2,209	971	78,275	1,971

Total assets	2,528,121	1,417,812	1,597,442	3,398,213	6,284,133	1,806,880

Liabilities:
Payable for shares of the Portfolios purchased	33,804	1,672	2,209	971	78,275	1,971
Accrued expenses	1,175	685	725	1,750	3,347	1,156

Total liabilities	34,979	2,357	2,934	2,721	81,622	3,127

Net Assets	$2,493,142	$1,415,455	$1,594,508	$3,395,492	$6,202,511	$1,803,753

Net Assets:
Accumulation unit values	$2,492,899	$1,415,284	$1,594,357	$3,394,846	$6,200,220	$1,803,387
Retained by Equitable Financial in Separate Account No. 206	243	171	151	646	2,291	366

Total Net Assets	$2,493,142	$1,415,455	$1,594,508	$3,395,492	$6,202,511	$1,803,753

Investments in shares of the Portfolios, at cost	$2,031,757	$1,112,270	$1,363,549	$3,448,913	$5,185,695	$1,660,073

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-5

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SMARTBETA EQUITY*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/ALL ASSET GROWTH ALLOCATION*	EQ/CLEARBRIDGE LARGE CAP GROWTH*
Assets:
Investments in shares of the Portfolios, at fair value	$41,726,626	$27,844,231	$53,297,834	$37,697,617	$2,530,396	$8,179,753
Receivable for shares of the Portfolios sold	—	3,332	—	268	3,277	—
Receivable for policy-related transactions	27,045	—	49,400	—	—	1,144

Total assets	41,753,671	27,847,563	53,347,234	37,697,885	2,533,673	8,180,897

Liabilities:
Payable for shares of the Portfolios purchased	28,516	—	49,400	—	—	1,144
Payable for policy-related transactions	—	3,332	—	268	3,277	—
Accrued expenses	26,048	43,306	31,970	19,608	788	4,623

Total liabilities	54,564	46,638	81,370	19,876	4,065	5,767

Net Assets	$41,699,107	$27,800,925	$53,265,864	$37,678,009	$2,529,608	$8,175,130

Net Assets:
Accumulation unit values	$41,681,905	$27,792,585	$53,245,255	$37,665,191	$2,528,332	$8,168,315
Retained by Equitable Financial in Separate Account No. 206	17,202	8,340	20,609	12,818	1,276	6,815

Total Net Assets	$41,699,107	$27,800,925	$53,265,864	$37,678,009	$2,529,608	$8,175,130

Investments in shares of the Portfolios, at cost	$34,548,991	$21,466,119	$51,021,113	$34,573,443	$2,555,659	$6,352,894

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-6

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE BOND INDEX*	EQ/CORE PLUS BOND*	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$8,806,719	$29,646,518	$17,913,473	$13,407,976	$190,357,360	$28,499,725
Receivable for shares of the Portfolios sold	40,536	2,352	—	—	484,981	—
Receivable for policy-related transactions	—	—	1,164	4,126	—	18,555

Total assets	8,847,255	29,648,870	17,914,637	13,412,102	190,842,341	28,518,280

Liabilities:
Payable for shares of the Portfolios purchased	—	—	1,163	4,126	—	18,555
Payable for policy-related transactions	40,526	2,352	—	—	484,981	—
Accrued expenses	5,524	18,889	12,558	9,036	110,212	17,511

Total liabilities	46,050	21,241	13,721	13,162	595,193	36,066

Net Assets	$8,801,205	$29,627,629	$17,900,916	$13,398,940	$190,247,148	$28,482,214

Net Assets:
Accumulation unit values	$8,799,590	$29,618,250	$17,894,092	$13,393,641	$190,178,840	$28,470,784
Retained by Equitable Financial in Separate Account No. 206	1,615	9,379	6,824	5,299	68,308	11,430

Total Net Assets	$8,801,205	$29,627,629	$17,900,916	$13,398,940	$190,247,148	$28,482,214

Investments in shares of the Portfolios, at cost	$8,945,431	$29,450,255	$18,035,707	$13,431,417	$123,712,526	$26,003,073

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-7

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INVESCO COMSTOCK*	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$25,043,161	$13,781,883	$46,098,046	$42,151,812	$39,570,012	$65,812,564
Receivable for policy-related transactions	11,137	3,294	54,926	18,934	17,726	2,753

Total assets	25,054,298	13,785,177	46,152,972	42,170,746	39,587,738	65,815,317

Liabilities:
Payable for shares of the Portfolios purchased	11,137	1,823	54,926	18,934	17,726	2,753
Accrued expenses	15,548	3,204	26,328	25,325	21,521	30,351

Total liabilities	26,685	5,027	81,254	44,259	39,247	33,104

Net Assets	$25,027,613	$13,780,150	$46,071,718	$42,126,487	$39,548,491	$65,782,213

Net Assets:
Accumulation unit values	$25,019,371	$13,779,945	$46,053,054	$42,113,795	$39,526,643	$65,760,657
Retained by Equitable Financial in Separate Account No. 206	8,242	205	18,664	12,692	21,848	21,556

Total Net Assets	$25,027,613	$13,780,150	$46,071,718	$42,126,487	$39,548,491	$65,782,213

Investments in shares of the Portfolios, at cost	$22,817,641	$11,762,615	$37,343,474	$39,637,762	$30,728,876	$57,638,945

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-8

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*
Assets:
Investments in shares of the Portfolios, at fair value	$13,686,006	$16,891,758	$29,908,733	$15,847,534	$316,250,024	$65,779,641
Receivable for shares of the Portfolios sold	—	—	731	824	620,380	—
Receivable for policy-related transactions	3,611	64,479	—	—	—	57,525

Total assets	13,689,617	16,956,237	29,909,464	15,848,358	316,870,404	65,837,166

Liabilities:
Payable for shares of the Portfolios purchased	3,611	64,479	—	—	—	57,535
Payable for policy-related transactions	—	—	731	824	620,379	—
Accrued expenses	8,175	9,965	18,289	9,829	192,595	36,835

Total liabilities	11,786	74,444	19,020	10,653	812,974	94,370

Net Assets	$13,677,831	$16,881,793	$29,890,444	$15,837,705	$316,057,430	$65,742,796

Net Assets:
Accumulation unit values	$13,672,360	$16,873,431	$29,879,869	$15,831,768	$315,981,793	$65,724,385
Retained by Equitable Financial in Separate Account No. 206	5,471	8,362	10,575	5,937	75,637	18,411

Total Net Assets	$13,677,831	$16,881,793	$29,890,444	$15,837,705	$316,057,430	$65,742,796

Investments in shares of the Portfolios, at cost	$12,502,011	$16,401,696	$25,589,635	$14,800,872	$306,308,121	$62,848,287

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-9

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/PIMCO GLOBAL REAL RETURN*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*	TARGET 2015 ALLOCATION*
Assets:
Investments in shares of the Portfolios, at fair value	$4,452,716	$30,530,618	$94,171,827	$10,938,932	$30,725,704	$19,572,666
Receivable for shares of the Portfolios sold	—	42,244	—	—	—	162
Receivable for policy-related transactions	6,689	—	63,532	11,988	2,404	—

Total assets	4,459,405	30,572,862	94,235,359	10,950,920	30,728,108	19,572,828

Liabilities:
Payable for shares of the Portfolios purchased	6,689	—	63,532	11,988	2,404	—
Payable for policy-related transactions	—	42,244	—	—	—	162
Accrued expenses	109	18,578	52,888	5,136	16,597	13,534

Total liabilities	6,798	60,822	116,420	17,124	19,001	13,696

Net Assets	$4,452,607	$30,512,040	$94,118,939	$10,933,796	$30,709,107	$19,559,132

Net Assets:
Accumulation unit values	$4,452,397	$30,502,150	$94,079,024	$10,933,441	$30,685,159	$19,550,713
Retained by Equitable Financial in Separate Account No. 206	210	9,890	39,915	355	23,948	8,419

Total Net Assets	$4,452,607	$30,512,040	$94,118,939	$10,933,796	$30,709,107	$19,559,132

Investments in shares of the Portfolios, at cost	$4,821,758	$27,809,762	$68,752,419	$11,018,134	$29,962,720	$20,318,355

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-10

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$43,095,346	$27,387,671	$14,020,894	$457,092	$26,097,458	$72,804,235
Receivable for shares of the Portfolios sold	464	111,408	258,582	438	692,878	238,891

Total assets	43,095,810	27,499,079	14,279,476	457,530	26,790,336	73,043,126

Liabilities:
Payable for policy-related transactions	464	111,408	258,582	417	692,878	238,891
Accrued expenses	29,446	17,694	8,908	—	16,219	40,709

Total liabilities	29,910	129,102	267,490	417	709,097	279,600

Net Assets	$43,065,900	$27,369,977	$14,011,986	$457,113	$26,081,239	$72,763,526

Net Assets:
Accumulation unit values	$43,050,118	$27,357,587	$14,006,628	$457,104	$26,079,577	$72,745,733
Retained by Equitable Financial in Separate Account No. 206	15,782	12,390	5,358	9	1,662	17,793

Total Net Assets	$43,065,900	$27,369,977	$14,011,986	$457,113	$26,081,239	$72,763,526

Investments in shares of the Portfolios, at cost	$36,943,986	$20,314,979	$9,859,042	$329,914	$26,700,065	$58,831,982

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-11

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held

1290 RETIREMENT 2020	I	735,620

1290 RETIREMENT 2025	I	1,611,348

1290 RETIREMENT 2030	I	505,517

1290 RETIREMENT 2035	I	711,389

1290 RETIREMENT 2040	I	114,413

1290 RETIREMENT 2045	I	289,656

1290 RETIREMENT 2050	I	167,629

1290 RETIREMENT 2055	I	93,290

1290 RETIREMENT 2060	I	104,060

1290 VT DOUBLELINE DYNAMIC ALLOCATION	K	260,290

1290 VT EQUITY INCOME	K	1,197,214

1290 VT GAMCO MERGERS & ACQUISITIONS	K	138,749

1290 VT GAMCO SMALL COMPANY VALUE	K	566,619

1290 VT SMARTBETA EQUITY	K	1,532,296

EQ/AB SMALL CAP GROWTH	K	2,560,440

EQ/AGGRESSIVE ALLOCATION	K	3,010,247

EQ/ALL ASSET GROWTH ALLOCATION	K	123,065

EQ/CLEARBRIDGE LARGE CAP GROWTH	K	429,811

EQ/CONSERVATIVE ALLOCATION	K	934,379

EQ/CONSERVATIVE-PLUS ALLOCATION	K	3,001,345

EQ/CORE BOND INDEX	K	1,782,823

EQ/CORE PLUS BOND	K	3,304,013

EQ/EQUITY 500 INDEX	K	2,652,636

EQ/GLOBAL EQUITY MANAGED VOLATILITY	K	1,559,088

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	K	2,167,838

EQ/INVESCO COMSTOCK	K	631,198

EQ/JANUS ENTERPRISE	K	1,862,905

EQ/JPMORGAN VALUE OPPORTUNITIES	K	2,115,834

EQ/LARGE CAP GROWTH INDEX	K	1,571,122

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	K	1,640,641

EQ/LARGE CAP VALUE MANAGED VOLATILITY	K	685,141

EQ/MFS INTERNATIONAL GROWTH	K	2,035,146

EQ/MID CAP INDEX	K	1,695,164

EQ/MID CAP VALUE MANAGED VOLATILITY	K	854,033

EQ/MODERATE ALLOCATION	K	21,820,790

EQ/MODERATE-PLUS ALLOCATION	K	5,665,495

EQ/PIMCO GLOBAL REAL RETURN	K	455,063

The accompanying notes are an integral part of these financial statements.

FSA-12

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Share Class**	Portfolio Shares Held

EQ/SMALL COMPANY INDEX	K	2,366,018

EQ/T. ROWE PRICE GROWTH STOCK	K	1,203,473

MULTIMANAGER CORE BOND	K	1,105,071

MULTIMANAGER TECHNOLOGY	K	693,218

TARGET 2015 ALLOCATION	K	2,310,165

TARGET 2025 ALLOCATION	K	3,449,017

TARGET 2035 ALLOCATION	K	1,837,983

TARGET 2045 ALLOCATION	K	896,527

TARGET 2055 ALLOCATION	K	27,996

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	COMMON SHARES	2,135,635

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	COMMON SHARES	1,278,613

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)

1290 RETIREMENT 2020	0.46%	I	$13.10	683

1290 RETIREMENT 2025	0.46%	I	$13.48	1,512

1290 RETIREMENT 2030	0.46%	I	$13.74	489

1290 RETIREMENT 2035	0.46%	I	$13.95	706

1290 RETIREMENT 2040	0.46%	I	$14.33	114

1290 RETIREMENT 2045	0.46%	I	$14.46	279

1290 RETIREMENT 2050	0.46%	I	$14.56	171

1290 RETIREMENT 2055	0.46%	I	$14.69	96

1290 RETIREMENT 2060	0.46%	I	$14.92	107

1290 VT DOUBLELINE DYNAMIC ALLOCATION	0.46%	K	$18.04	188

1290 VT EQUITY INCOME	0.46%	K	$23.81	260

1290 VT GAMCO MERGERS & ACQUISITIONS	0.46%	K	$14.91	121

1290 VT GAMCO SMALL COMPANY VALUE	0.46%	K	$41.91	995

1290 VT SMARTBETA EQUITY	0.46%	K	$14.68	1,893

EQ/AB SMALL CAP GROWTH	0.46%	K	$44.19	1,205

EQ/AGGRESSIVE ALLOCATION	0.46%	K	$24.81	1,518

EQ/ALL ASSET GROWTH ALLOCATION	0.46%	K	$19.21	132

EQ/CLEARBRIDGE LARGE CAP GROWTH	0.46%	K	$37.43	218

EQ/CONSERVATIVE ALLOCATION	0.46%	K	$13.37	658

The accompanying notes are an integral part of these financial statements.

FSA-13

SEPARATE ACCOUNT NO. 206

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2021

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)

EQ/CONSERVATIVE-PLUS ALLOCATION	0.46%	K	$17.44	1,698

EQ/CORE BOND INDEX	0.46%	K	$12.31	1,453

EQ/CORE PLUS BOND	0.46%	K	$12.40	1,080

EQ/EQUITY 500 INDEX	0.46%	K	$41.20	4,616

EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.46%	K	$18.09	1,574

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.46%	K	$12.79	1,957

EQ/INVESCO COMSTOCK	0.46%	K	$19.36	712

EQ/JANUS ENTERPRISE	0.46%	K	$34.56	1,333

EQ/JPMORGAN VALUE OPPORTUNITIES	0.46%	K	$33.14	1,271

EQ/LARGE CAP GROWTH INDEX	0.46%	K	$46.92	842

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.46%	K	$49.83	1,320

EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.46%	K	$24.89	549

EQ/MFS INTERNATIONAL GROWTH	0.46%	K	$21.60	781

EQ/MID CAP INDEX	0.46%	K	$32.03	933

EQ/MID CAP VALUE MANAGED VOLATILITY	0.46%	K	$30.63	517

EQ/MODERATE ALLOCATION	0.46%	K	$18.44	17,131

EQ/MODERATE-PLUS ALLOCATION	0.46%	K	$21.77	3,019

EQ/PIMCO GLOBAL REAL RETURN	0.46%	K	$12.25	364

EQ/SMALL COMPANY INDEX	0.46%	K	$34.86	875

EQ/T. ROWE PRICE GROWTH STOCK	0.46%	K	$53.33	1,764

MULTIMANAGER CORE BOND	0.46%	K	$11.78	928

MULTIMANAGER TECHNOLOGY	0.46%	K	$61.11	502

TARGET 2015 ALLOCATION	0.46%	K	$17.68	1,106

TARGET 2025 ALLOCATION	0.46%	K	$20.85	2,065

TARGET 2035 ALLOCATION	0.46%	K	$23.05	1,187

TARGET 2045 ALLOCATION	0.46%	K	$24.34	575

TARGET 2055 ALLOCATION	0.46%	K	$19.03	24

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	0.46%	COMMON SHARES	$11.54	2,260

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	0.46%	COMMON SHARES	$18.58	3,916

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the direct operating and other expenses related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

FSA-14

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*

Income and Expenses:
Investment Income:
Dividends from the Portfolios	$107,784	$263,247	$71,023	$113,081	$17,904	$48,698
Expenses:
Asset-based charges	41,559	100,147	21,306	41,028	6,047	19,592

Net Investment Income (Loss)	66,225	163,100	49,717	72,053	11,857	29,106

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	348,796	974,853	174,317	133,123	8,082	240,387
Net realized gain distribution from the Portfolios	326,978	785,008	74,775	—	15,720	181,530

Net realized gain (loss)	675,774	1,759,861	249,092	133,123	23,802	421,917

Net change in unrealized appreciation (depreciation) of investments	(9,820)	137,343	181,426	844,092	130,861	125,264

Net Realized and Unrealized Gain (Loss) on Investments	665,954	1,897,204	430,518	977,215	154,663	547,181

Net Increase (Decrease) in Net Assets Resulting from Operations	$732,179	$2,060,304	$480,235	$1,049,268	$166,520	$576,287

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-15

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS & ACQUISITIONS*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$25,385	$14,742	$16,351	$26,758	$100,763	$15,425
Expenses:
Asset-based charges	9,518	5,259	5,078	13,685	23,943	8,665

Net Investment Income (Loss)	15,867	9,483	11,273	13,073	76,820	6,760

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	59,885	9,464	34,330	136,228	345,178	62,713
Net realized gain distribution from the Portfolios	23,892	5,897	15,415	241,533	—	47,490

Net realized gain (loss)	83,777	15,361	49,745	377,761	345,178	110,203

Net change in unrealized appreciation (depreciation) of investments	205,942	151,641	119,894	(137,549)	726,345	85,359

Net Realized and Unrealized Gain (Loss) on Investments	289,719	167,002	169,639	240,212	1,071,523	195,562

Net Increase (Decrease) in Net Assets Resulting from Operations	$305,586	$176,485	$180,912	$253,285	$1,148,343	$202,322

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-16

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SMARTBETA EQUITY*(a)	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/ALL ASSET GROWTH ALLOCATION*	EQ/CLEARBRIDGE LARGE CAP GROWTH*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$342,171	$387,147	$—	$1,588,465	$104,817	$—
Expenses:
Asset-based charges	185,618	124,679	252,245	176,719	11,795	35,082

Net Investment Income (Loss)	156,553	262,468	(252,245)	1,411,746	93,022	(35,082)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	1,382,307	1,041,700	1,556,682	1,474,589	82,736	571,780
Net realized gain distribution from the Portfolios	2,808,068	1,574,327	8,553,763	2,851,392	343,878	482,900

Net realized gain (loss)	4,190,375	2,616,027	10,110,445	4,325,981	426,614	1,054,680

Net change in unrealized appreciation (depreciation) of investments	4,303,210	2,590,441	(3,589,741)	148,333	(276,867)	434,683

Net Realized and Unrealized Gain (Loss) on Investments	8,493,585	5,206,468	6,520,704	4,474,314	149,747	1,489,363

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,650,138	$5,468,936	$6,268,459	$5,886,060	$242,769	$1,454,281

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(a)	Units were made available on June 12, 2020.

FSA-17

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE BOND INDEX*	EQ/CORE PLUS BOND*	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$148,295	$692,085	$303,904	$230,487	$1,855,059	$309,087
Expenses:
Asset-based charges	46,429	141,856	93,426	73,729	814,869	133,018

Net Investment Income (Loss)	101,866	550,229	210,478	156,758	1,040,190	176,069

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	290,327	45,242	132,002	399,817	12,197,135	1,499,796
Net realized gain distribution from the Portfolios	326,071	1,638,909	96,184	144,058	5,195,611	4,975,048

Net realized gain (loss)	616,398	1,684,151	228,186	543,875	17,392,746	6,474,844

Net change in unrealized appreciation (depreciation) of investments	(456,716)	(328,453)	(920,799)	(1,033,891)	23,981,464	(2,525,004)

Net Realized and Unrealized Gain (Loss) on Investments	159,682	1,355,698	(692,613)	(490,016)	41,374,210	3,949,840

Net Increase (Decrease) in Net Assets Resulting from Operations	$261,548	$1,905,927	$(482,135)	$(333,258)	$42,414,400	$4,125,909

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-18

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INVESCO COMSTOCK*	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$625,557	$174,562	$126,707	$376,980	$93,898	$—
Expenses:
Asset-based charges	114,985	54,821	204,772	193,839	166,445	279,773

Net Investment Income (Loss)	510,572	119,741	(78,065)	183,141	(72,547)	(279,773)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	568,117	879,650	1,068,221	1,371,894	3,486,965	3,420,841
Net realized gain distribution from the Portfolios	2,049,357	537,792	4,516,832	7,962,944	3,076,791	14,642,134

Net realized gain (loss)	2,617,474	1,417,442	5,585,053	9,334,838	6,563,756	18,062,975

Net change in unrealized appreciation (depreciation) of investments	(861,582)	1,515,559	1,167,721	(1,607,723)	1,851,639	(4,915,570)

Net Realized and Unrealized Gain (Loss) on Investments	1,755,892	2,933,001	6,752,774	7,727,115	8,415,395	13,147,405

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,266,464	$3,052,742	$6,674,709	$7,910,256	$8,342,848	$12,867,632

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-19

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE-PLUS ALLOCATION*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$154,008	$77,068	$241,707	$123,846	$8,863,044	$2,391,556
Expenses:
Asset-based charges	59,793	78,915	133,655	68,615	1,505,000	310,715

Net Investment Income (Loss)	94,215	(1,847)	108,052	55,231	7,358,044	2,080,841

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	525,937	258,134	831,309	548,185	3,701,681	714,521
Net realized gain distribution from the Portfolios	1,401,907	2,033,531	2,358,051	1,869,679	18,562,894	4,800,004

Net realized gain (loss)	1,927,844	2,291,665	3,189,360	2,417,864	22,264,575	5,514,525

Net change in unrealized appreciation (depreciation) of investments	734,278	(827,869)	2,530,646	923,220	(4,477,044)	225,403

Net Realized and Unrealized Gain (Loss) on Investments	2,662,122	1,463,796	5,720,006	3,341,084	17,787,531	5,739,928

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,756,337	$1,461,949	$5,828,058	$3,396,315	$25,145,575	$7,820,769

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-20

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/PIMCO GLOBAL REAL RETURN*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*	TARGET 2015 ALLOCATION*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$442,780	$264,077	$451	$184,641	$—	$380,872
Expenses:
Asset-based charges	24,717	144,134	441,386	51,587	134,432	95,109

Net Investment Income (Loss)	418,063	119,943	(440,935)	133,054	(134,432)	285,763

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	184,704	1,139,142	9,240,524	18,362	1,992,094	141,770
Net realized gain distribution from the Portfolios	199,387	3,056,346	7,776,688	16,150	3,504,072	1,824,946

Net realized gain (loss)	384,091	4,195,488	17,017,212	34,512	5,496,166	1,966,716

Net change in unrealized appreciation (depreciation) of investments	(611,455)	(421,185)	(4,620,232)	(355,305)	(334,707)	(1,065,186)

Net Realized and Unrealized Gain (Loss) on Investments	(227,364)	3,774,303	12,396,980	(320,793)	5,161,459	901,530

Net Increase (Decrease) in Net Assets Resulting from Operations	$190,699	$3,894,246	$11,956,045	$(187,739)	$5,027,027	$1,187,293

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-21

SEPARATE ACCOUNT NO. 206

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2021

	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$888,771	$547,634	$290,398	$9,803	$550,685	$719,189
Expenses:
Asset-based charges	220,411	131,892	64,264	2,442	129,827	299,239

Net Investment Income (Loss)	668,360	415,742	226,134	7,361	420,858	419,950

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	2,288,773	1,390,610	351,510	78,695	250,105	7,132,696
Net realized gain distribution from the Portfolios	2,781,548	822,967	324,904	5,344	220,825	3,086,134

Net realized gain (loss)	5,070,321	2,213,577	676,414	84,039	470,930	10,218,830

Net change in unrealized appreciation (depreciation) of investments	(975,622)	1,037,900	1,118,006	622	(1,598,614)	3,261,435

Net Realized and Unrealized Gain (Loss) on Investments	4,094,699	3,251,477	1,794,420	84,661	(1,127,684)	13,480,265

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,763,059	$3,667,219	$2,020,554	$92,022	$(706,826)	$13,900,215

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-22

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 RETIREMENT 2020*		1290 RETIREMENT 2025*		1290 RETIREMENT 2030*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$66,225	$114,142	$163,100	$245,481	$49,717	$34,926
Net realized gain (loss)	675,774	338,720	1,759,861	590,300	249,092	109,255
Net change in unrealized appreciation (depreciation) of investments	(9,820)	84,162	137,343	338,301	181,426	(97,176)

Net increase (decrease) in net assets resulting from operations	732,179	537,024	2,060,304	1,174,082	480,235	47,005

From Contractowners Transactions:
Payments received from contractowners	665,726	380,727	1,424,971	1,212,529	393,183	349,780
Transfers between Variable Investment Options including guaranteed interest account, net	(606,559)	638,613	(1,348,762)	2,865,525	3,140,876	(484,860)
Redemptions for contract benefits and terminations	(1,029,102)	(303,054)	(2,777,778)	(2,623,025)	(368,971)	(127,139)
Contract maintenance charges	(285)	(294)	(785)	(692)	(484)	(374)

Net increase (decrease) in net assets resulting from contractowners transactions	(970,220)	715,992	(2,702,354)	1,454,337	3,164,604	(262,593)

Net Increase (Decrease) in Net Assets	(238,041)	1,253,016	(642,050)	2,628,419	3,644,839	(215,588)
Net Assets — Beginning of Year or Period	9,185,211	7,932,195	21,029,873	18,401,454	3,070,157	3,285,745

Net Assets — End of Year or Period	$8,947,170	$9,185,211	$20,387,823	$21,029,873	$6,714,996	$3,070,157

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-23

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 RETIREMENT 2035*		1290 RETIREMENT 2040*		1290 RETIREMENT 2045*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$72,053	$80,880	$11,857	$10,393	$29,106	$41,199
Net realized gain (loss)	133,123	186,299	23,802	(59,277)	421,917	201,009
Net change in unrealized appreciation (depreciation) of investments	844,092	288,714	130,861	(8,957)	125,264	203,966

Net increase (decrease) in net assets resulting from operations	1,049,268	555,893	166,520	(57,841)	576,287	446,174

From Contractowners Transactions:
Payments received from contractowners	766,810	861,304	293,466	170,953	1,128,132	643,165
Transfers between Variable Investment Options including guaranteed interest account, net	1,789,561	601,598	348,743	(87,007)	307,673	(95,636)
Redemptions for contract benefits and terminations	(753,262)	(122,194)	(20,364)	(24,016)	(1,350,184)	(153,906)
Contract maintenance charges	(1,147)	(774)	(438)	(291)	(1,033)	(886)

Net increase (decrease) in net assets resulting from contractowners transactions	1,801,962	1,339,934	621,407	59,639	84,588	392,737

Net Increase (Decrease) in Net Assets	2,851,230	1,895,827	787,927	1,798	660,875	838,911
Net Assets — Beginning of Year or Period	6,989,154	5,093,327	850,809	849,011	3,377,703	2,538,792

Net Assets — End of Year or Period	$9,840,384	$6,989,154	$1,638,736	$850,809	$4,038,578	$3,377,703

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-24

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 RETIREMENT 2050*		1290 RETIREMENT 2055*		1290 RETIREMENT 2060*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$15,867	$19,555	$9,483	$9,907	$11,273	$10,309
Net realized gain (loss)	83,777	(164,200)	15,361	1,387	49,745	10,317
Net change in unrealized appreciation (depreciation) of investments	205,942	214,734	151,641	120,297	119,894	83,375

Net increase (decrease) in net assets resulting from operations	305,586	70,089	176,485	131,591	180,912	104,001

From Contractowners Transactions:
Payments received from contractowners	727,332	640,433	486,798	248,328	351,814	295,104
Transfers between Variable Investment Options including guaranteed interest account, net	(116,981)	312,141	(15,350)	200,732	340,406	232,118
Redemptions for contract benefits and terminations	(65,469)	(35,930)	(58,726)	(200,860)	(123,713)	(229,026)
Contract maintenance charges	(779)	(532)	(947)	(610)	(833)	(557)

Net increase (decrease) in net assets resulting from contractowners transactions	544,103	916,112	411,775	247,590	567,674	297,639

Net Increase (Decrease) in Net Assets	849,689	986,201	588,260	379,181	748,586	401,640
Net Assets — Beginning of Year or Period	1,643,453	657,252	827,195	448,014	845,922	444,282

Net Assets — End of Year or Period	$2,493,142	$1,643,453	$1,415,455	$827,195	$1,594,508	$845,922

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-25

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 VT DOUBLELINE DYNAMIC ALLOCATION*		1290 VT EQUITY INCOME*		1290 VT GAMCO MERGERS & ACQUISITIONS*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$13,073	$13,751	$76,820	$67,633	$6,760	$(2,712)
Net realized gain (loss)	377,761	61,410	345,178	(1,314,110)	110,203	(287,157)
Net change in unrealized appreciation (depreciation) of investments	(137,549)	78,282	726,345	989,185	85,359	180,726

Net increase (decrease) in net assets resulting from operations	253,285	153,443	1,148,343	(257,292)	202,322	(109,143)

From Contractowners Transactions:
Payments received from contractowners	174,975	58,539	271,246	316,524	119,866	102,826
Transfers between Variable Investment Options including guaranteed interest account, net	1,737,041	837,366	1,470,593	(950,085)	119,166	(459,165)
Redemptions for contract benefits and terminations	(661,796)	(38,278)	(960,707)	(143,880)	(480,319)	(268,945)
Contract maintenance charges	(169)	(150)	(247)	(252)	(83)	(85)

Net increase (decrease) in net assets resulting from contractowners transactions	1,250,051	857,477	780,885	(777,693)	(241,370)	(625,369)

Net Increase (Decrease) in Net Assets	1,503,336	1,010,920	1,929,228	(1,034,985)	(39,048)	(734,512)
Net Assets — Beginning of Year or Period	1,892,156	881,236	4,273,283	5,308,268	1,842,801	2,577,313

Net Assets — End of Year or Period	$3,395,492	$1,892,156	$6,202,511	$4,273,283	$1,803,753	$1,842,801

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-26

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 VT GAMCO SMALL COMPANY VALUE*		1290 VT SMARTBETA EQUITY*(a)(b)		EQ/AB SMALL CAP GROWTH*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$156,553	$144,033	$262,468	$114,585	$(252,245)	$(76,646)
Net realized gain (loss)	4,190,375	885,976	2,616,027	346,320	10,110,445	6,268,732
Net change in unrealized appreciation (depreciation) of investments	4,303,210	1,161,226	2,590,441	3,787,671	(3,589,741)	6,835,598

Net increase (decrease) in net assets resulting from operations	8,650,138	2,191,235	5,468,936	4,248,576	6,268,459	13,027,684

From Contractowners Transactions:
Payments received from contractowners	1,622,127	1,875,313	843,536	518,747	1,337,556	1,372,132
Transfers between Variable Investment Options including guaranteed interest account, net	(401,693)	(6,488,258)	(1,426,758)	22,628,960	257,038	(4,402,784)
Redemptions for contract benefits and terminations	(4,252,034)	(2,142,101)	(2,808,872)	(1,680,262)	(3,778,293)	(5,506,396)
Contract maintenance charges	(1,826)	(1,883)	(1,340)	(1,082)	(2,126)	(2,080)

Net increase (decrease) in net assets resulting from contractowners transactions	(3,033,426)	(6,756,929)	(3,393,434)	21,466,363	(2,185,825)	(8,539,128)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 206	—	2,899	(2,198)	12,682	—	—

Net Increase (Decrease) in Net Assets	5,616,712	(4,562,795)	2,073,304	25,727,621	4,082,634	4,488,556
Net Assets — Beginning of Year or Period	36,082,395	40,645,190	25,727,621	—	49,183,230	44,694,674

Net Assets — End of Year or Period	$41,699,107	$36,082,395	$27,800,925	$25,727,621	$53,265,864	$49,183,230

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(a)	Units were made available on June 12, 2020.
(b)	1290 VT SmartBeta Equity replaced EQ/Templeton Global Equity Managed Volatility due to a merger on June 12, 2020.

FSA-27

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/AGGRESSIVE ALLOCATION*		EQ/ALL ASSET GROWTH ALLOCATION*		EQ/CLEARBRIDGE LARGE CAP GROWTH*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$1,411,746	$807,929	$93,022	$22,314	$(35,082)	$(30,537)
Net realized gain (loss)	4,325,981	1,771,393	426,614	110,215	1,054,680	926,791
Net change in unrealized appreciation (depreciation) of investments	148,333	2,383,507	(276,867)	190,189	434,683	859,503

Net increase (decrease) in net assets resulting from operations	5,886,060	4,962,829	242,769	322,718	1,454,281	1,755,757

From Contractowners Transactions:
Payments received from contractowners	1,658,648	1,648,873	187,825	210,550	391,263	312,434
Transfers between Variable Investment Options including guaranteed interest account, net	(942,940)	(520,088)	205,722	(1,251,733)	(569,318)	(137,744)
Redemptions for contract benefits and terminations	(5,058,498)	(2,920,481)	(307,458)	(72,271)	(586,644)	(775,680)
Contract maintenance charges	(2,570)	(2,636)	(276)	(326)	(550)	(552)

Net increase (decrease) in net assets resulting from contractowners transactions	(4,345,360)	(1,794,332)	85,813	(1,113,780)	(765,249)	(601,542)

Net Increase (Decrease) in Net Assets	1,540,700	3,168,497	328,582	(791,062)	689,032	1,154,215
Net Assets — Beginning of Year or Period	36,137,309	32,968,812	2,201,026	2,992,088	7,486,098	6,331,883

Net Assets — End of Year or Period	$37,678,009	$36,137,309	$2,529,608	$2,201,026	$8,175,130	$7,486,098

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-28

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/CONSERVATIVE ALLOCATION*		EQ/CONSERVATIVE-PLUS ALLOCATION*		EQ/CORE BOND INDEX*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$101,866	$169,705	$550,229	$512,591	$210,478	$262,408
Net realized gain (loss)	616,398	69,353	1,684,151	1,217,847	228,186	410,396
Net change in unrealized appreciation (depreciation) of investments	(456,716)	306,281	(328,453)	900,586	(920,799)	599,729

Net increase (decrease) in net assets resulting from operations	261,548	545,339	1,905,927	2,631,024	(482,135)	1,272,533

From Contractowners Transactions:
Payments received from contractowners	370,368	435,137	1,169,947	828,044	1,218,337	911,805
Transfers between Variable Investment Options including guaranteed interest account, net	(933,915)	26,744	(143,067)	(222,992)	(1,889,811)	1,014,277
Redemptions for contract benefits and terminations	(1,993,281)	(501,919)	(3,336,148)	(1,965,468)	(2,682,041)	(3,191,613)
Contract maintenance charges	(720)	(807)	(1,699)	(2,002)	(1,027)	(1,374)

Net increase (decrease) in net assets resulting from contractowners transactions	(2,557,548)	(40,845)	(2,310,967)	(1,362,418)	(3,354,542)	(1,266,905)

Net Increase (Decrease) in Net Assets	(2,296,000)	504,494	(405,040)	1,268,606	(3,836,677)	5,628
Net Assets — Beginning of Year or Period	11,097,205	10,592,711	30,032,669	28,764,063	21,737,593	21,731,965

Net Assets — End of Year or Period	$8,801,205	$11,097,205	$29,627,629	$30,032,669	$17,900,916	$21,737,593

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-29

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/CORE PLUS BOND*		EQ/EQUITY 500 INDEX*		EQ/GLOBAL EQUITY MANAGED VOLATILITY*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$156,758	$285,830	$1,040,190	$1,396,982	$176,069	$94,138
Net realized gain (loss)	543,875	743,691	17,392,746	15,587,263	6,474,844	2,786,551
Net change in unrealized appreciation (depreciation) of investments	(1,033,891)	865,786	23,981,464	6,093,430	(2,525,004)	207,339

Net increase (decrease) in net assets resulting from operations	(333,258)	1,895,307	42,414,400	23,077,675	4,125,909	3,088,028

From Contractowners Transactions:
Payments received from contractowners	527,485	590,645	6,647,754	6,177,067	943,781	938,733
Transfers between Variable Investment Options including guaranteed interest account, net	(1,534,952)	2,139,584	469,656	(20,324,146)	(1,329,266)	(2,587,912)
Redemptions for contract benefits and terminations	(1,091,843)	(2,221,102)	(17,123,700)	(11,848,167)	(2,520,135)	(2,023,024)
Contract maintenance charges	(563)	(689)	(8,084)	(7,612)	(1,028)	(1,125)

Net increase (decrease) in net assets resulting from contractowners transactions	(2,099,873)	508,438	(10,014,374)	(26,002,858)	(2,906,648)	(3,673,328)

Net Increase (Decrease) in Net Assets	(2,433,131)	2,403,745	32,400,026	(2,925,183)	1,219,261	(585,300)
Net Assets — Beginning of Year or Period	15,832,071	13,428,326	157,847,122	160,772,305	27,262,953	27,848,253

Net Assets — End of Year or Period	$13,398,940	$15,832,071	$190,247,148	$157,847,122	$28,482,214	$27,262,953

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-30

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*		EQ/INVESCO COMSTOCK*		EQ/JANUS ENTERPRISE*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$510,572	$245,163	$119,741	$139,458	$(78,065)	$(174,205)
Net realized gain (loss)	2,617,474	1,013,313	1,417,442	59,051	5,585,053	4,365,461
Net change in unrealized appreciation (depreciation) of investments	(861,582)	381,939	1,515,559	(574,230)	1,167,721	1,637,175

Net increase (decrease) in net assets resulting from operations	2,266,464	1,640,415	3,052,742	(375,721)	6,674,709	5,828,431

From Contractowners Transactions:
Payments received from contractowners	1,138,436	1,148,575	428,809	429,484	1,421,334	1,402,241
Transfers between Variable Investment Options including guaranteed interest account, net	534,178	(264,291)	2,096,986	(530,437)	(730,208)	(4,164,184)
Redemptions for contract benefits and terminations	(2,385,865)	(2,416,332)	(1,110,201)	(1,061,085)	(2,312,111)	(3,258,247)
Contract maintenance charges	(925)	(1,035)	(665)	(624)	(2,269)	(2,377)

Net increase (decrease) in net assets resulting from contractowners transactions	(714,176)	(1,533,083)	1,414,929	(1,162,662)	(1,623,254)	(6,022,567)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 206	—	—	(498)	500	—	—

Net Increase (Decrease) in Net Assets	1,552,288	107,332	4,467,173	(1,537,883)	5,051,455	(194,136)
Net Assets — Beginning of Year or Period	23,475,325	23,367,993	9,312,977	10,850,860	41,020,263	41,214,399

Net Assets — End of Year or Period	$25,027,613	$23,475,325	$13,780,150	$9,312,977	$46,071,718	$41,020,263

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-31

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/JPMORGAN VALUE OPPORTUNITIES*		EQ/LARGE CAP GROWTH INDEX*		EQ/LARGE CAP GROWTH MANAGED VOLATILITY*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$183,141	$248,120	$(72,547)	$14,346	$(279,773)	$(87,559)
Net realized gain (loss)	9,334,838	968,290	6,563,756	5,007,912	18,062,975	12,715,064
Net change in unrealized appreciation (depreciation) of investments	(1,607,723)	1,670,125	1,851,639	3,262,610	(4,915,570)	1,147,391

Net increase (decrease) in net assets resulting from operations	7,910,256	2,886,535	8,342,848	8,284,868	12,867,632	13,774,896

From Contractowners Transactions:
Payments received from contractowners	1,355,631	1,456,198	1,299,083	1,243,878	1,077,999	1,158,913
Transfers between Variable Investment Options including guaranteed interest account, net	1,443,558	(4,350,948)	1,647,061	1,254,275	1,996,051	(3,737,182)
Redemptions for contract benefits and terminations	(4,042,187)	(2,775,062)	(4,323,556)	(4,011,635)	(4,873,127)	(4,980,356)
Contract maintenance charges	(1,905)	(1,748)	(1,629)	(1,551)	(2,190)	(2,392)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,244,903)	(5,671,560)	(1,379,041)	(1,515,033)	(1,801,267)	(7,561,017)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 206	—	1,901	—	—	—	—

Net Increase (Decrease) in Net Assets	6,665,353	(2,783,124)	6,963,807	6,769,835	11,066,365	6,213,879
Net Assets — Beginning of Year or Period	35,461,134	38,244,258	32,584,684	25,814,849	54,715,848	48,501,969

Net Assets — End of Year or Period	$42,126,487	$35,461,134	$39,548,491	$32,584,684	$65,782,213	$54,715,848

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-32

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/LARGE CAP VALUE MANAGED VOLATILITY*		EQ/MFS INTERNATIONAL GROWTH*		EQ/MID CAP INDEX*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$94,215	$129,399	$(1,847)	$30,494	$108,052	$151,224
Net realized gain (loss)	1,927,844	769,154	2,291,665	1,126,644	3,189,360	1,089,342
Net change in unrealized appreciation (depreciation) of investments	734,278	(590,681)	(827,869)	773,699	2,530,646	1,143,749

Net increase (decrease) in net assets resulting from operations	2,756,337	307,872	1,461,949	1,930,837	5,828,058	2,384,315

From Contractowners Transactions:
Payments received from contractowners	583,254	504,432	834,990	766,913	1,054,038	1,127,779
Transfers between Variable Investment Options including guaranteed interest account, net	893,817	(1,077,644)	19,920	(1,459,938)	161,653	(3,455,945)
Redemptions for contract benefits and terminations	(1,622,014)	(1,275,741)	(1,653,181)	(1,886,366)	(2,220,752)	(2,635,008)
Contract maintenance charges	(698)	(768)	(815)	(894)	(1,231)	(1,223)

Net increase (decrease) in net assets resulting from contractowners transactions	(145,641)	(1,849,721)	(799,086)	(2,580,285)	(1,006,292)	(4,964,397)

Net Increase (Decrease) in Net Assets	2,610,696	(1,541,849)	662,863	(649,448)	4,821,766	(2,580,082)
Net Assets — Beginning of Year or Period	11,067,135	12,608,984	16,218,930	16,868,378	25,068,678	27,648,760

Net Assets — End of Year or Period	$13,677,831	$11,067,135	$16,881,793	$16,218,930	$29,890,444	$25,068,678

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-33

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/MID CAP VALUE MANAGED VOLATILITY*		EQ/MODERATE ALLOCATION*		EQ/MODERATE-PLUS ALLOCATION*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$55,231	$92,964	$7,358,044	$5,633,311	$2,080,841	$1,335,271
Net realized gain (loss)	2,417,864	168,687	22,264,575	17,475,380	5,514,525	3,675,375
Net change in unrealized appreciation (depreciation) of investments	923,220	(160,906)	(4,477,044)	7,566,269	225,403	2,972,024

Net increase (decrease) in net assets resulting from operations	3,396,315	100,745	25,145,575	30,674,960	7,820,769	7,982,670

From Contractowners Transactions:
Payments received from contractowners	659,352	787,842	22,665,805	25,103,325	2,645,093	2,997,519
Transfers between Variable Investment Options including guaranteed interest account, net	594,741	(2,898,521)	(11,075,344)	(22,590,577)	(1,377,068)	(5,070,054)
Redemptions for contract benefits and terminations	(1,565,219)	(1,149,211)	(33,035,584)	(25,316,449)	(9,380,010)	(7,124,119)
Contract maintenance charges	(798)	(859)	(47776)	(48654)	(4088)	(4588)

Net increase (decrease) in net assets resulting from contractowners transactions	(311,924)	(3,260,749)	(21,492,899)	(22,852,355)	(8,116,073)	(9,201,242)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 206	—	—	12,525	(12,526)	—	—

Net Increase (Decrease) in Net Assets	3,084,391	(3,160,004)	3,665,201	7,810,079	(295,304)	(1,218,572)
Net Assets — Beginning of Year or Period	12,753,314	15,913,318	312,392,229	304,582,150	66,038,100	67,256,672

Net Assets — End of Year or Period	$15,837,705	$12,753,314	$316,057,430	$312,392,229	$65,742,796	$66,038,100

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-34

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/PIMCO GLOBAL REAL RETURN*		EQ/SMALL COMPANY INDEX*		EQ/T. ROWE PRICE GROWTH STOCK*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$418,063	$(19,735)	$119,943	$167,004	$(440,935)	$(379,739)
Net realized gain (loss)	384,091	38,093	4,195,488	427,660	17,017,212	11,423,228
Net change in unrealized appreciation (depreciation) of investments	(611,455)	262,992	(421,185)	3,292,116	(4,620,232)	13,818,223

Net increase (decrease) in net assets resulting from operations	190,699	281,350	3,894,246	3,886,780	11,956,045	24,861,712

From Contractowners Transactions:
Payments received from contractowners	136,528	143,237	1,252,932	1,214,218	2,467,062	2,315,576
Transfers between Variable Investment Options including guaranteed interest account, net	(1,177,700)	2,807,029	735,557	(1,202,874)	53,677	(6,364,318)
Redemptions for contract benefits and terminations	(902,768)	(525,150)	(2,248,159)	(2,474,346)	(10,241,451)	(10,578,260)
Contract maintenance charges	(183)	(154)	(1,298)	(1,154)	(4,171)	(4,550)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,944,123)	2,424,962	(260,968)	(2,464,156)	(7,724,883)	(14,631,552)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 206	(26)	24	—	—	—	—

Net Increase (Decrease) in Net Assets	(1,753,450)	2,706,336	3,633,278	1,422,624	4,231,162	10,230,160
Net Assets — Beginning of Year or Period	6,206,057	3,499,721	26,878,762	25,456,138	89,887,777	79,657,617

Net Assets — End of Year or Period	$4,452,607	$6,206,057	$30,512,040	$26,878,762	$94,118,939	$89,887,777

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-35

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	MULTIMANAGER CORE BOND*		MULTIMANAGER TECHNOLOGY*		TARGET 2015 ALLOCATION*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$133,054	$190,742	$(134,432)	$(42,324)	$285,763	$341,105
Net realized gain (loss)	34,512	324,673	5,496,166	9,113,273	1,966,716	733,436
Net change in unrealized appreciation (depreciation) of investments	(355,305)	116,661	(334,707)	1,016,341	(1,065,186)	687,103

Net increase (decrease) in net assets resulting from operations	(187,739)	632,076	5,027,027	10,087,290	1,187,293	1,761,644

From Contractowners Transactions:
Payments received from contractowners	377,410	448,294	1,125,525	711,932	4	213
Transfers between Variable Investment Options including guaranteed interest account, net	93,548	894,624	(2,394,924)	(1,791,174)	(556,319)	(1,542,917)
Redemptions for contract benefits and terminations	(719,603)	(1,549,860)	(993,729)	(2,885,589)	(1,225,451)	(1,581,680)
Contract maintenance charges	(386)	(504)	(1,055)	(995)	(753)	(884)

Net increase (decrease) in net assets resulting from contractowners transactions	(249,031)	(207,446)	(2,264,183)	(3,965,826)	(1,782,519)	(3,125,268)

Net Increase (Decrease) in Net Assets	(436,770)	424,630	2,762,844	6,121,464	(595,226)	(1,363,624)
Net Assets — Beginning of Year or Period	11,370,566	10,945,936	27,946,263	21,824,799	20,154,358	21,517,982

Net Assets — End of Year or Period	$10,933,796	$11,370,566	$30,709,107	$27,946,263	$19,559,132	$20,154,358

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-36

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	TARGET 2025 ALLOCATION*		TARGET 2035 ALLOCATION*		TARGET 2045 ALLOCATION*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$668,360	$673,445	$415,742	$340,612	$226,134	$140,335
Net realized gain (loss)	5,070,321	2,615,752	2,213,577	1,268,815	676,414	591,965
Net change in unrealized appreciation (depreciation) of investments	(975,622)	1,865,847	1,037,900	1,383,601	1,118,006	547,030

Net increase (decrease) in net assets resulting from operations	4,763,059	5,155,044	3,667,219	2,993,028	2,020,554	1,279,330

From Contractowners Transactions:
Payments received from contractowners	2	100	—	11	4	1
Transfers between Variable Investment Options including guaranteed interest account, net	(1,912,207)	(4,153,868)	(1,899,629)	(3,799,348)	(65,815)	(1,345,250)
Redemptions for contract benefits and terminations	(7,877,643)	(3,959,258)	(2,446,881)	(1,920,222)	(850,920)	(1,426,326)
Contract maintenance charges	(2,011)	(2,404)	(1,905)	(2,276)	(1,950)	(2,316)

Net increase (decrease) in net assets resulting from contractowners transactions	(9,791,859)	(8,115,430)	(4,348,415)	(5,721,835)	(918,681)	(2,773,891)

Net Increase (Decrease) in Net Assets	(5,028,800)	(2,960,386)	(681,196)	(2,728,807)	1,101,873	(1,494,561)
Net Assets — Beginning of Year or Period	48,094,700	51,055,086	28,051,173	30,779,980	12,910,113	14,404,674

Net Assets — End of Year or Period	$43,065,900	$48,094,700	$27,369,977	$28,051,173	$14,011,986	$12,910,113

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-37

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	TARGET 2055 ALLOCATION*		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO		VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$7,361	$6,283	$420,858	$509,049	$419,950	$471,582
Net realized gain (loss)	84,039	(22,741)	470,930	1,151,395	10,218,830	2,592,003
Net change in unrealized appreciation (depreciation) of investments	622	5,921	(1,598,614)	40,286	3,261,435	6,320,523

Net increase (decrease) in net assets resulting from operations	92,022	(10,537)	(706,826)	1,700,730	13,900,215	9,384,108

From Contractowners Transactions:
Payments received from contractowners	—	—	1,446,205	1,444,281	3,727,121	4,127,177
Transfers between Variable Investment Options including guaranteed interest account, net	(185,631)	(185,866)	(1,689,952)	13,145,355	8,238,187	5,525,992
Redemptions for contract benefits and terminations	(72,393)	(36,420)	(4,030,657)	(4,552,740)	(4,792,808)	(6,590,769)
Contract maintenance charges	(285)	(330)	(879)	(855)	(2,437)	(1,830)

Net increase (decrease) in net assets resulting from contractowners transactions	(258,309)	(222,616)	(4,275,283)	10,036,041	7,170,063	3,060,570

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 206	1,193	3,202	—	—	—	—

Net Increase (Decrease) in Net Assets	(165,094)	(229,951)	(4,982,109)	11,736,771	21,070,278	12,444,678
Net Assets — Beginning of Year or Period	622,207	852,158	31,063,348	19,326,577	51,693,248	39,248,570

Net Assets — End of Year or Period	$457,113	$622,207	$26,081,239	$31,063,348	$72,763,526	$51,693,248

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-38

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

The change in units outstanding for the years or periods ended December 31, 2021 and 2020 were as follows:

		2021			2020
	Share Class**	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000’s)	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000’s)

1290 RETIREMENT 2020	I	171	(248)	(77)	420	(358)	62

1290 RETIREMENT 2025	I	286	(493)	(207)	748	(632)	116

1290 RETIREMENT 2030	I	360	(121)	239	236	(271)	(35)

1290 RETIREMENT 2035	I	226	(87)	139	515	(388)	127

1290 RETIREMENT 2040	I	52	(6)	46	56	(61)	(5)

1290 RETIREMENT 2045	I	119	(110)	9	212	(159)	53

1290 RETIREMENT 2050	I	54	(14)	40	173	(98)	75

1290 RETIREMENT 2055	I	34	(4)	30	55	(27)	28

1290 RETIREMENT 2060	I	54	(14)	40	62	(33)	29

1290 VT DOUBLELINE DYNAMIC ALLOCATION	K	129	(56)	73	129	(75)	54

1290 VT EQUITY INCOME	K	126	(92)	34	92	(134)	(42)

1290 VT GAMCO MERGERS & ACQUISITIONS	K	54	(70)	(16)	78	(130)	(52)

1290 VT GAMCO SMALL COMPANY VALUE	K	95	(175)	(80)	119	(367)	(248)

1290 VT SMARTBETA EQUITY	K	84	(343)	(259)	4,720	(2,568)	2,152

EQ/AB SMALL CAP GROWTH	K	174	(223)	(49)	167	(460)	(293)

EQ/AGGRESSIVE ALLOCATION	K	123	(308)	(185)	247	(333)	(86)

EQ/ALL ASSET GROWTH ALLOCATION	K	42	(37)	5	65	(131)	(66)

EQ/CLEARBRIDGE LARGE CAP GROWTH	K	27	(52)	(25)	88	(113)	(25)

EQ/CONSERVATIVE ALLOCATION	K	96	(289)	(193)	332	(350)	(18)

EQ/CONSERVATIVE-PLUS ALLOCATION	K	86	(221)	(135)	122	(216)	(94)

EQ/CORE BOND INDEX	K	137	(408)	(271)	402	(502)	(100)

EQ/CORE PLUS BOND	K	296	(468)	(172)	345	(310)	35

EQ/EQUITY 500 INDEX	K	414	(690)	(276)	606	(1,569)	(963)

The accompanying notes are an integral part of these financial statements.

FSA-39

SEPARATE ACCOUNT NO. 206

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

		2021			2020
	Share Class**	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000’s)	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000’s)

EQ/GLOBAL EQUITY MANAGED VOLATILITY	K	76	(244)	(168)	66	(353)	(287)

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	K	173	(231)	(58)	226	(382)	(156)

EQ/INVESCO COMSTOCK	K	234	(160)	74	119	(217)	(98)

EQ/JANUS ENTERPRISE	K	68	(119)	(51)	123	(387)	(264)

EQ/JPMORGAN VALUE OPPORTUNITIES	K	221	(265)	(44)	311	(568)	(257)

EQ/LARGE CAP GROWTH INDEX	K	205	(241)	(36)	355	(430)	(75)

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	K	94	(137)	(43)	72	(300)	(228)

EQ/LARGE CAP VALUE MANAGED VOLATILITY	K	89	(94)	(5)	79	(190)	(111)

EQ/MFS INTERNATIONAL GROWTH	K	122	(161)	(39)	214	(375)	(161)

EQ/MID CAP INDEX	K	102	(136)	(34)	78	(312)	(234)

EQ/MID CAP VALUE MANAGED VOLATILITY	K	124	(136)	(12)	49	(211)	(162)

EQ/MODERATE ALLOCATION	K	584	(1,773)	(1,189)	621	(2,129)	(1,508)

EQ/MODERATE-PLUS ALLOCATION	K	110	(501)	(391)	130	(674)	(544)

EQ/PIMCO GLOBAL REAL RETURN	K	142	(304)	(162)	550	(351)	199

EQ/SMALL COMPANY INDEX	K	183	(193)	(10)	153	(269)	(116)

EQ/T. ROWE PRICE GROWTH STOCK	K	200	(350)	(150)	273	(670)	(397)

MULTIMANAGER CORE BOND	K	136	(158)	(22)	271	(290)	(19)

MULTIMANAGER TECHNOLOGY	K	218	(267)	(49)	978	(1,085)	(107)

TARGET 2015 ALLOCATION	K	—	(102)	(102)	—	(212)	(212)

TARGET 2025 ALLOCATION	K	—	(483)	(483)	—	(482)	(482)

TARGET 2035 ALLOCATION	K	—	(198)	(198)	—	(339)	(339)

TARGET 2045 ALLOCATION	K	—	(40)	(40)	(1)	(166)	(167)

TARGET 2055 ALLOCATION	K	—	(15)	(15)	—	(22)	(22)

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	COMMON SHARES	856	(1,229)	(373)	1,914	(1,035)	879

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	COMMON SHARES	1,986	(1,549)	437	2,058	(1,749)	309

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The — on the Units Issued and Units Redeemed section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

FSA-40

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements

December 31, 2021

1.	Organization

Separate Account No. 206 (“the Account”) was established by Equitable Financial Life Insurance Company (“Equitable Financial”) is organized as a unit investment trust, a type of investment company, and is maintained under New York Insurance Law. The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of 1290 Trust, EQ Advisors Trust (“EQAT”), EQ Premier VIP Trust (“VIP”) and Vanguard Variable Insurance Fund (collectively, “the Trusts”). The Trusts are open-ended investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the Variable Investment Options listed below.

1290 Trust*

•	1290 Retirement 2020
•	1290 Retirement 2025
•	1290 Retirement 2030
•	1290 Retirement 2035
•	1290 Retirement 2040
•	1290 Retirement 2045
•	1290 Retirement 2050
•	1290 Retirement 2055
•	1290 Retirement 2060

EQ Advisors Trust*

•	1290 VT DoubleLine Dynamic Allocation
•	1290 VT Equity Income
•	1290 VT GAMCO Mergers & Acquisitions
•	1290 VT GAMCO Small Company Value
•	1290 VT SmartBeta Equity
•	EQ/AB Small Cap Growth
•	EQ/All Asset Growth Allocation
•	EQ/ClearBridge Large Cap Growth
•	EQ/Core Bond Index
•	EQ/Equity 500 Index
•	EQ/Global Equity Managed Volatility
•	EQ/International Core Managed Volatility
•	EQ/Invesco Comstock
•	EQ/Janus Enterprise
•	EQ/JPMorgan Value Opportunities
•	EQ/Large Cap Growth Index
•	EQ/Large Cap Growth Managed Volatility
•	EQ/Large Cap Value Managed Volatility
•	EQ/MFS International Growth
•	EQ/Mid Cap Index
•	EQ/Mid Cap Value Managed Volatility
•	EQ/PIMCO Global Real Return
•	EQ/Small Company Index
•	EQ/T. Rowe Price Growth Stock
•	Multimanager Core Bond
•	Multimanager Technology

EQ Premier VIP Trust*

•	EQ/Aggressive Allocation
•	EQ/Conservative Allocation
•	EQ/Conservative-Plus Allocation
•	EQ/Core Plus Bond
•	EQ/Moderate Allocation
•	EQ/Moderate-Plus Allocation
•	Target 2015 Allocation
•	Target 2025 Allocation
•	Target 2035 Allocation
•	Target 2045 Allocation
•	Target 2055 Allocation

Vanguard Variable Insurance Fund

•	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
•	Vanguard Variable Insurance Fund Total Stock Market Index Portfolio

*	An affiliate of Equitable Financial providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

FSA-41

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

1.	Organization (Concluded)

The Account is used to fund benefits for a deferred group annuity Contract (“Contract”), issued by Equitable Financial, including the Members Retirement Plan (“MRP”), Volume Submitter Plan and individually designed plans (collectively, the “ADA Program or “the Plan”). Through trusts (“Plan Trusts”) maintained under the ADA Program, contributions are allocated into the Variable Investment Options available in the Account based on the terms of the Plan. The ADA Program provides members of the American Dental Association and their eligible employees retirement savings accumulation, on a tax-deferred basis.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Financial’s other assets and liabilities. All Contracts are issued by Equitable Financial. The assets of the Account are the property of Equitable Financial. However, the portion of the Account’s assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Financial may conduct.

The amount retained by Equitable Financial in the Account arises principally from (1) contributions from Equitable Financial, and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by Equitable Financial are not subject to program expense charges, other expenses and direct operating expense charges. Amounts retained by Equitable Financial in the Account may be transferred at any time by Equitable Financial to its General Account (“General Account”).

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by Equitable Financial to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, Equitable Financial may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and net realized gain distributions from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Net realized gain (loss) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis).

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from Equitable Financial’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

FSA-42

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

2.	Significant Accounting Policies (Concluded)

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the plans (but exclude amounts allocated to the Money Market Guarantee Account of Separate Account No. 43 (“Separate Account No. 43”) and the General Account, and the Guaranteed Rate Accounts (“GRAs”) of Equitable Financial and Principal Life Insurance Company (“Principal”) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes.

Transfers between Variable Investment Options are amounts that participants have directed to be moved among Portfolios. Contractowners may also make permitted transfers to and from the Money Market Guarantee Account, and transfers to the GRAs. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in Equitable Financial’s General Account to provide for other policy benefits, as required by state insurance law. Equitable Financial’s General Account is subject to creditors rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the plans and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Redemptions for contract, benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

Taxes:

The operations of the Account are included in the federal income tax return of Equitable Financial, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax, based on net income or realized and unrealized capital gains, is currently applicable to the plans participating in the Account, by reason of applicable provisions of the Internal Revenue Code, and no federal income tax payable by Equitable Financial is expected to affect the unit values of the plans participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Financial retains the right to charge for any federal income tax, which is attributable to the Account, if the law is changed.

3.	Fair Value Disclosures

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1, level 2 and level 3 during the year.

FSA-43

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

4.	Purchases and Sales of Portfolios

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2021 were as follows:

	Purchases	Sales
1290 RETIREMENT 2020	$2,591,922	$3,167,968
1290 RETIREMENT 2025	4,719,823	6,471,879
1290 RETIREMENT 2030	4,898,559	1,607,481
1290 RETIREMENT 2035	3,098,281	1,222,163
1290 RETIREMENT 2040	734,820	85,420
1290 RETIREMENT 2045	1,815,538	1,519,593
1290 RETIREMENT 2050	791,067	206,688
1290 RETIREMENT 2055	484,133	56,642
1290 RETIREMENT 2060	794,604	199,834
1290 VT DOUBLELINE DYNAMIC ALLOCATION	2,491,024	985,407
1290 VT EQUITY INCOME	2,904,365	2,045,529
1290 VT GAMCO MERGERS & ACQUISITIONS	842,848	1,029,763
1290 VT GAMCO SMALL COMPANY VALUE	6,874,884	6,937,147
1290 VT SMARTBETA EQUITY	3,085,884	4,637,248
EQ/AB SMALL CAP GROWTH	15,989,648	9,866,252
EQ/AGGRESSIVE ALLOCATION	7,349,103	7,426,413
EQ/ALL ASSET GROWTH ALLOCATION	1,216,357	693,232
EQ/CLEARBRIDGE LARGE CAP GROWTH	1,380,785	1,697,279
EQ/CONSERVATIVE ALLOCATION	1,750,748	3,880,031
EQ/CONSERVATIVE-PLUS ALLOCATION	3,797,423	3,915,839
EQ/CORE BOND INDEX	2,109,093	5,156,075
EQ/CORE PLUS BOND	4,112,934	5,911,046
EQ/EQUITY 500 INDEX	22,013,695	25,760,509
EQ/GLOBAL EQUITY MANAGED VOLATILITY	6,531,030	4,282,824
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	4,827,589	2,978,666
EQ/INVESCO COMSTOCK	4,968,529	2,896,333
EQ/JANUS ENTERPRISE	6,823,422	4,001,129
EQ/JPMORGAN VALUE OPPORTUNITIES	15,430,233	8,521,624
EQ/LARGE CAP GROWTH INDEX	11,546,466	9,914,372
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	18,984,441	6,412,607
EQ/LARGE CAP VALUE MANAGED VOLATILITY	3,591,331	2,238,372
EQ/MFS INTERNATIONAL GROWTH	4,683,854	3,449,087
EQ/MID CAP INDEX	5,625,578	4,160,815
EQ/MID CAP VALUE MANAGED VOLATILITY	5,543,478	3,927,630
EQ/MODERATE ALLOCATION	37,931,432	33,464,455
EQ/MODERATE-PLUS ALLOCATION	9,507,030	10,734,906
EQ/PIMCO GLOBAL REAL RETURN	2,337,346	3,656,259
EQ/SMALL COMPANY INDEX	9,669,790	6,749,339
EQ/T. ROWE PRICE GROWTH STOCK	17,866,031	18,242,575
MULTIMANAGER CORE BOND	1,822,474	1,921,181
MULTIMANAGER TECHNOLOGY	15,575,911	14,465,462
TARGET 2015 ALLOCATION	2,208,629	1,878,263
TARGET 2025 ALLOCATION	3,670,332	10,008,718
TARGET 2035 ALLOCATION	1,370,604	4,477,364
TARGET 2045 ALLOCATION	720,909	1,086,505
TARGET 2055 ALLOCATION	36,309	260,748
VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	10,691,112	14,333,877
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	37,552,963	26,867,992

FSA-44

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

5.	Expenses and Related Party Transactions

The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. 1290 Funds issue Class A, Class I, Class R and Class T shares. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by 1290 Funds, EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B, Class IB, Class R and Class T shares are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by 1290 Funds, EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the 1290 Trust, on behalf of each related Portfolio, may charge an annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class A and Class T shares and 0.50% of the average daily net assets of a Portfolio attributable to its Class R shares. The Distributions Plans also provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum 12b-1 fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with Equitable Distributors, LLC (“Equitable Distributors”), a wholly-owned subsidiary of Equitable Financial and an affiliate of Equitable Investment Management Group, LLC (“EIMG”). The Distribution Plans provide that Equitable Distributors will be entitled to receive a maximum 12b-1 fee as described above.

EIMG, a wholly-owned subsidiary of Equitable Financial serves as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP. EIMG either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. EIM receives management fees for services performed in its capacity as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. Equitable Investment Management, LLC (“EIM”) serves as administrator of the Portfolios of 1290 Funds, EQAT and VIP. As the administrator, EIM either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the Portfolios of 1290 Funds, EQAT and VIP. Expenses of the Portfolios of 1290 Funds, EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.30% to a high of 1.00% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of 1290 Funds, EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

Equitable Financial, Equitable Advisors, LLC (“Equitable Advisors”) or Equitable Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options’ investment in the Portfolios. For the year ended December 31, 2021, there were no 12b-1 fees or additional payments from the unaffiliated portfolios. Equitable Advisors or Equitable Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers’ respective Portfolios.

AllianceBernstein L.P. (“AllianceBernstein”) serves as investment advisor for a number of Portfolios in the Trusts, including EQ/AB Small Cap Growth, EQ/Equity 500 Index, EQ/Large Cap Growth Index, EQ/Mid Cap Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value Managed Volatility and Multimanager Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by Equitable Holdings, Inc.

Certain other expenses are charged directly to the Variable Investment Options. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians’ fees, financial account costs, outside auditing and legal expenses, and other cost related to the ADA Program (“direct operating expenses”).

FSA-45

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

5.	Expenses and Related Party Transactions (Concluded)

Equitable Financial is the distributor of the MRP Group Annuity Contract. While Equitable Financial does not receive any commissions based upon the units outstanding in the Account, Equitable Financial employees receive incentive compensation, based upon sales and first year contribution amounts, for performing marketing and service functions for the MRP Group Annuity Contract.

Equitable Financial serves as the transfer agent for EQAT and VIP.

6.	Reorganization

There were no reorganizations within the Variable Investment Options of the Account during the year ended December 31, 2021.

In June 2020, pursuant to the Plan of Reorganization and Termination as approved by contractholders, certain Portfolio (“Surviving Portfolio”) acquired the net assets of other Portfolio (“Removed Portfolio”). Correspondingly, the Variable Investment Option that invested in the Removed Portfolio was replaced with the Variable Investment Option that invests in the Surviving Portfolio.

	Removed Portfolio	Surviving Portfolio

June 12, 2020	EQ/Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity
Share Class	Class K	Class K
Shares	2,625,147	1,740,982
Net Asset Value	$8.91	$13.44
Net Assets Before Merger	$23,396,616	$—
Net Assets After Merger	$—	$23,396,616
Realized Loss	$(6,314,175)

7.	Asset-based Charges and Contractowner Charges

The following table outlines charges and expenses that result in deductions from the assets in the Plan Trusts and Plans, or liquidations of fund value. Charges and expenses based on the value of assets in the Plan Trusts and Plans generally reduce the unit values of the Portfolios, or rates credited to the guaranteed options. Other Plan Trusts and Plan expenses reduce the number of units in the Portfolios, or dollars in the guaranteed options. Generally, charges and expenses that reduce account values, or units held in the Portfolios, reimburse Equitable Financial for the cost of maintaining and administering the Plan Trusts and Plans and Portfolios.

Charges	When charge is deducted	Amount deducted	How deducted
Program expense charge	Daily	12 month periods beginning May 1, 2021 – 0.46% (maximum 1.00%) Prior to May 1, 2021 – 48% (maximum 1.00%)	Deducted from the net unit value based on the value of assets in the Plan Trusts

Direct operating expense charge	Daily	12 month periods beginning May 1, 2021 and 2020 – 0.01%	Deducted from the net unit value based on the value of assets in the Plan Trusts

FSA-46

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

7.	Asset-based Charges and Contractowner Charges (Concluded)

Charges	When charge is deducted	Amount deducted	How deducted

Record maintenance and report fee	Quarterly	Members Retirement Plan and Volume Submitter Plan – $3 Investment Only – $1	Unit liquidation of account value or dollar liquidation in the guaranteed options

Enrollment Fee	Upon enrollment	$25	Paid by employer

Annuity administrative charge	Upon purchase of an annuity payout option	$350	Deducted from the amount used to purchase an annuity payout option

State premium and other applicable taxes	Upon payment of premium	Varies by state and ranges from 0.00% to 1.00%	Deducted from the amount used to purchase an annuity payout option

8.	Financial Highlights

Shown below is accumulation unit value information, investment income ratio and total return for units outstanding at the period indicated. The contract charge represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded.

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

1290 Retirement 2020
2021	0.46%	$13.10	683	$8,946	1.21%	8.35%
2020	0.47%	$12.09	760	$9,185	1.91%	6.43%
2019	0.48%	$11.36	698	$7,932	4.01%	16.27%
2018(a)	0.47%	$9.77	496	$4,841	1.98%	(2.88)%

1290 Retirement 2025
2021	0.46%	$13.48	1,512	$20,385	1.23%	10.22%
2020	0.47%	$12.23	1,719	$21,028	1.81%	6.53%
2019	0.48%	$11.48	1,603	$18,400	2.46%	17.99%
2018(a)	0.47%	$9.73	833	$8,108	1.86%	(3.57)%

1290 Retirement 2030
2021	0.46%	$13.74	489	$6,715	1.56%	12.07%
2020	0.47%	$12.26	250	$3,070	1.82%	6.24%
2019	0.48%	$11.54	285	$3,286	2.26%	19.34%
2018(a)	0.47%	$9.67	145	$1,405	2.16%	(4.26)%

1290 Retirement 2035
2021	0.46%	$13.95	706	$9,839	1.29%	13.05%
2020	0.47%	$12.34	567	$6,989	1.84%	6.56%
2019	0.48%	$11.58	440	$5,093	2.18%	20.12%
2018(a)	0.47%	$9.64	384	$3,700	1.83%	(4.74)%

1290 Retirement 2040
2021	0.46%	$14.33	114	$1,639	1.38%	14.27%
2020	0.47%	$12.54	68	$851	1.69%	7.64%
2019	0.48%	$11.65	73	$849	3.28%	21.23%
2018(a)	0.47%	$9.61	20	$190	2.29%	(5.13)%

FSA-47

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

1290 Retirement 2045
2021	0.46%	$14.46	279	$4,038	1.16%	15.40%
2020	0.47%	$12.53	270	$3,377	1.73%	7.28%
2019	0.48%	$11.68	217	$2,539	2.48%	21.92%
2018(a)	0.47%	$9.58	108	$1,032	0.33%	(5.52)%

1290 Retirement 2050
2021	0.46%	$14.56	171	$2,493	1.25%	16.39%
2020	0.47%	$12.51	131	$1,643	2.11%	6.65%
2019	0.48%	$11.73	56	$657	2.98%	22.96%
2018(a)	0.47%	$9.54	23	$221	2.81%	(5.92)%

1290 Retirement 2055
2021	0.46%	$14.69	96	$1,415	1.31%	17.61%
2020	0.47%	$12.49	66	$827	2.09%	6.03%
2019	0.48%	$11.78	38	$448	2.73%	23.87%
2018(a)	0.47%	$9.51	16	$149	2.70%	(6.40)%

1290 Retirement 2060
2021	0.46%	$14.92	107	$1,594	1.51%	18.60%
2020	0.47%	$12.58	67	$846	2.03%	6.43%
2019	0.48%	$11.82	38	$444	2.98%	24.42%
2018(a)	0.47%	$9.50	11	$107	2.70%	(6.59)%

1290 VT DoubleLine Dynamic Allocation
2021	0.46%	$18.04	188	$3,395	0.91%	9.87%
2020	0.47%	$16.42	115	$1,892	1.66%	12.85%
2019	0.48%	$14.55	61	$881	2.07%	17.81%
2018	0.49%	$12.35	65	$797	1.48%	(4.34)%
2017	0.50%	$12.91	85	$1,097	0.86%	9.31%

1290 VT Equity Income
2021	0.46%	$23.81	260	$6,200	1.97%	26.11%
2020	0.47%	$18.88	226	$4,272	2.00%	(4.74)%
2019	0.48%	$19.82	268	$5,306	2.66%	23.88%
2018	0.49%	$16.00	265	$4,241	2.22%	(11.89)%
2017	0.50%	$18.16	276	$5,015	1.87%	15.60%

1290 VT GAMCO Mergers & Acquisitions
2021	0.46%	$14.91	121	$1,803	0.83%	11.10%
2020	0.47%	$13.42	137	$1,843	0.34%	(1.47)%
2019	0.48%	$13.62	189	$2,577	4.27%	8.35%
2018	0.49%	$12.57	217	$2,732	1.94%	(5.13)%
2017	0.50%	$13.25	142	$1,885	0.37%	5.92%

1290 VT GAMCO Small Company Value
2021	0.46%	$41.91	995	$41,682	0.86%	24.88%
2020	0.47%	$33.56	1,075	$36,074	0.92%	9.24%
2019	0.48%	$30.72	1,323	$40,641	0.81%	23.08%
2018	0.49%	$24.96	1,498	$37,395	0.77%	(15.79)%
2017	0.50%	$29.64	1,715	$50,824	0.80%	15.83%

1290 VT SmartBeta Equity(b)
2021	0.46%	$14.68	1,893	$27,793	1.45%	22.74%
2020(c)	0.47%	$11.96	2,152	$25,727	0.80%	19.12%

EQ/AB Small Cap Growth
2021	0.46%	$44.19	1,205	$53,245	0.00%	12.67%
2020	0.47%	$39.22	1,254	$49,169	0.29%	35.76%
2019	0.48%	$28.89	1,547	$44,690	0.38%	27.49%
2018	0.49%	$22.66	1,746	$39,574	0.36%	(8.11)%
2017	0.50%	$24.66	1,868	$46,056	0.50%	22.38%

FSA-48

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

EQ/Aggressive Allocation
2021	0.46%	$24.81	1,518	$37,665	4.21%	16.92%
2020	0.47%	$21.22	1,703	$36,130	3.03%	15.14%
2019	0.48%	$18.43	1,789	$32,963	1.77%	24.19%
2018	0.49%	$14.84	2,041	$30,277	1.72%	(8.90)%
2017	0.50%	$16.29	2,259	$36,806	1.75%	18.82%

EQ/All Asset Growth Allocation
2021	0.46%	$19.21	132	$2,528	4.16%	10.72%
2020	0.47%	$17.35	127	$2,200	1.29%	12.01%
2019	0.48%	$15.49	193	$2,991	1.94%	18.79%
2018	0.49%	$13.04	158	$2,057	1.93%	(7.78)%
2017	0.50%	$14.14	183	$2,589	1.87%	15.62%

EQ/ClearBridge Large Cap Growth
2021	0.46%	$37.43	218	$8,168	0.00%	21.45%
2020	0.47%	$30.82	243	$7,481	0.00%	30.54%
2019	0.48%	$23.61	268	$6,329	0.25%	31.75%
2018	0.49%	$17.92	303	$5,430	0.40%	(0.61)%
2017	0.50%	$18.03	318	$5,728	0.31%	25.30%

EQ/Conservative Allocation
2021	0.46%	$13.37	658	$8,800	1.50%	2.53%
2020	0.47%	$13.04	851	$11,096	2.15%	7.06%
2019	0.48%	$12.18	869	$10,592	1.94%	8.94%
2018	0.49%	$11.18	827	$9,241	1.85%	(1.76)%
2017	0.50%	$11.38	712	$8,099	1.65%	4.69%

EQ/Conservative-Plus Allocation
2021	0.46%	$17.44	1,698	$29,618	2.28%	6.47%
2020	0.47%	$16.38	1,833	$30,025	2.31%	9.79%
2019	0.48%	$14.92	1,927	$28,758	1.81%	13.20%
2018	0.49%	$13.18	2,072	$27,309	1.54%	(3.87)%
2017	0.50%	$13.71	2,577	$35,338	1.33%	8.55%

EQ/Core Bond Index
2021	0.46%	$12.31	1,453	$17,894	1.52%	(2.38)%
2020	0.47%	$12.61	1,724	$21,730	1.65%	5.88%
2019	0.48%	$11.91	1,824	$21,726	2.10%	5.96%
2018	0.49%	$11.24	1,936	$21,751	1.88%	0.09%
2017	0.50%	$11.23	2,428	$27,274	1.76%	1.17%

EQ/Core Plus Bond
2021	0.46%	$12.40	1,080	$13,394	1.46%	(1.90)%
2020	0.47%	$12.64	1,252	$15,826	2.55%	14.60%
2019	0.48%	$11.03	1,217	$13,425	2.21%	6.67%
2018	0.49%	$10.34	1,415	$14,637	2.37%	(0.77)%
2017	0.50%	$10.42	1,576	$16,418	1.82%	1.96%

EQ/Equity 500 Index
2021	0.46%	$41.20	4,616	$190,179	1.06%	27.71%
2020	0.47%	$32.26	4,892	$157,823	1.44%	17.48%
2019	0.48%	$27.46	5,855	$160,757	1.72%	30.39%
2018	0.49%	$21.06	6,741	$141,980	1.62%	(5.18)%
2017	0.50%	$22.21	7,394	$164,186	1.65%	20.77%

EQ/Global Equity Managed Volatility
2021	0.46%	$18.09	1,574	$28,471	1.09%	15.66%
2020	0.47%	$15.64	1,742	$27,256	0.86%	13.99%
2019	0.48%	$13.72	2,029	$27,842	1.56%	24.95%
2018	0.49%	$10.98	2,240	$24,588	1.25%	(12.37)%
2017	0.50%	$12.53	2,483	$31,108	1.33%	25.80%

FSA-49

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

EQ/International Core Managed Volatility
2021	0.46%	$12.79	1,957	$25,019	2.55%	9.79%
2020	0.47%	$11.65	2,015	$23,469	1.66%	8.27%
2019	0.48%	$10.76	2,171	$23,362	2.08%	22.13%
2018	0.49%	$8.81	2,579	$22,722	1.87%	(15.04)%
2017	0.50%	$10.37	2,842	$29,486	1.89%	26.00%

EQ/Invesco Comstock
2021	0.46%	$19.36	712	$13,780	1.49%	32.69%
2020	0.47%	$14.59	638	$9,313	2.08%	(1.02)%
2019	0.48%	$14.74	736	$10,851	2.16%	24.70%
2018	0.49%	$11.82	896	$10,589	1.84%	(12.57)%
2017	0.50%	$13.52	902	$12,195	0.99%	17.67%

EQ/Janus Enterprise
2021	0.46%	$34.56	1,333	$46,053	0.29%	16.60%
2020	0.47%	$29.64	1,384	$41,009	0.00%	18.56%
2019	0.48%	$25.00	1,648	$41,206	0.25%	36.09%
2018	0.49%	$18.37	1,779	$32,680	0.00%	(2.03)%
2017	0.50%	$18.75	1,846	$34,608	0.00%	27.64%

EQ/JPMorgan Value Opportunities
2021	0.46%	$33.14	1,271	$42,114	0.91%	22.92%
2020	0.47%	$26.96	1,315	$35,455	1.28%	10.81%
2019	0.48%	$24.33	1,572	$38,240	1.45%	27.25%
2018	0.49%	$19.12	1,632	$31,211	1.23%	(15.62)%
2017	0.50%	$22.66	1,797	$40,701	1.03%	17.47%

EQ/Large Cap Growth Index
2021	0.46%	$46.92	842	$39,527	0.26%	26.43%
2020	0.47%	$37.11	878	$32,573	0.53%	36.99%
2019	0.48%	$27.09	953	$25,809	0.84%	35.04%
2018	0.49%	$20.06	999	$20,047	0.87%	(2.48)%
2017	0.50%	$20.57	985	$20,270	1.02%	28.88%

EQ/Large Cap Growth Managed Volatility
2021	0.46%	$49.83	1,320	$65,761	0.00%	24.11%
2020	0.47%	$40.15	1,363	$54,703	0.30%	31.73%
2019	0.48%	$30.48	1,591	$48,496	0.64%	33.39%
2018	0.49%	$22.85	1,754	$40,088	0.70%	(3.18)%
2017	0.50%	$23.60	1,948	$45,989	0.71%	28.89%

EQ/Large Cap Value Managed Volatility
2021	0.46%	$24.89	549	$13,672	1.20%	24.57%
2020	0.47%	$19.98	554	$11,064	1.72%	5.44%
2019	0.48%	$18.95	665	$12,605	2.18%	25.17%
2018	0.49%	$15.14	705	$10,682	2.71%	(10.15)%
2017	0.50%	$16.85	766	$12,899	1.67%	13.62%

EQ/MFS International Growth
2021	0.46%	$21.60	781	$16,873	0.46%	9.20%
2020	0.47%	$19.78	820	$16,212	0.69%	15.07%
2019	0.48%	$17.19	981	$16,863	1.47%	26.96%
2018	0.49%	$13.54	1,046	$14,164	1.12%	(9.61)%
2017	0.50%	$14.98	1,001	$14,996	1.18%	31.75%

EQ/Mid Cap Index
2021	0.46%	$32.03	933	$29,880	0.85%	23.62%
2020	0.47%	$25.91	967	$25,064	1.14%	12.60%
2019	0.48%	$23.01	1,201	$27,644	1.28%	25.05%
2018	0.49%	$18.40	1,376	$25,322	1.25%	(11.88)%
2017	0.50%	$20.88	1,588	$33,159	1.08%	15.17%

FSA-50

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

EQ/Mid Cap Value Managed Volatility
2021	0.46%	$30.63	517	$15,832	0.84%	27.10%
2020	0.47%	$24.10	529	$12,751	1.21%	4.74%
2019	0.48%	$23.01	691	$15,910	1.60%	26.29%
2018	0.49%	$18.22	735	$13,395	1.35%	(13.49)%
2017	0.50%	$21.06	897	$18,887	1.24%	12.02%

EQ/Moderate Allocation
2021	0.46%	$18.44	17,131	$315,982	2.76%	8.15%
2020	0.47%	$17.05	18,320	$312,355	2.40%	11.00%
2019	0.48%	$15.36	19,828	$304,551	1.83%	15.23%
2018	0.49%	$13.33	20,816	$277,385	1.77%	(4.92)%
2017	0.50%	$14.02	21,864	$306,633	1.48%	10.74%

EQ/Moderate-Plus Allocation
2021	0.46%	$21.77	3,019	$65,724	3.60%	12.45%
2020	0.47%	$19.36	3,410	$66,027	2.62%	13.82%
2019	0.48%	$17.01	3,954	$67,250	1.73%	19.70%
2018	0.49%	$14.21	4,421	$62,815	1.75%	(7.06)%
2017	0.50%	$15.29	5,186	$79,276	1.61%	14.62%

EQ/PIMCO Global Real Return
2021	0.46%	$12.25	364	$4,452	8.38%	3.81%
2020	0.47%	$11.80	526	$6,206	0.00%	10.07%
2019	0.48%	$10.72	327	$3,500	4.74%	7.96%
2018(a)	0.47%	$9.93	155	$1,541	4.02%	0.20%
2017

EQ/Small Company Index
2021	0.46%	$34.86	875	$30,502	0.86%	14.82%
2020	0.47%	$30.36	885	$26,873	1.26%	19.43%
2019	0.48%	$25.42	1,001	$25,452	1.26%	24.91%
2018	0.49%	$20.35	1,157	$23,535	1.15%	(11.48)%
2017	0.50%	$22.99	1,267	$29,127	1.30%	13.70%

EQ/T. Rowe Price Growth Stock
2021	0.46%	$53.33	1,764	$94,079	0.00%	13.56%
2020	0.47%	$46.96	1,914	$89,862	0.00%	36.27%
2019	0.48%	$34.46	2,311	$79,648	0.00%	30.78%
2018	0.49%	$26.35	2,529	$66,652	0.09%	(1.86)%
2017	0.50%	$26.85	2,744	$73,657	0.00%	33.05%

Multimanager Core Bond
2021	0.46%	$11.78	928	$10,933	1.68%	(1.59)%
2020	0.47%	$11.97	950	$11,370	2.19%	6.02%
2019	0.48%	$11.29	969	$10,946	2.40%	7.12%
2018	0.49%	$10.54	939	$9,900	2.93%	(0.66)%
2017	0.50%	$10.61	1,223	$12,979	2.35%	2.71%

Multimanager Technology
2021	0.46%	$61.11	502	$30,685	0.00%	20.58%
2020	0.47%	$50.68	551	$27,930	0.30%	52.93%
2019	0.48%	$33.14	658	$21,818	0.35%	37.51%
2018	0.49%	$24.10	638	$15,375	0.43%	2.08%
2017	0.50%	$23.61	539	$12,728	0.00%	38.80%

Target 2015 Allocation
2021	0.46%	$17.68	1,106	$19,551	1.87%	6.00%
2020	0.47%	$16.68	1,208	$20,147	2.24%	10.10%
2019	0.48%	$15.15	1,420	$21,512	1.79%	14.69%
2018	0.49%	$13.21	1,695	$22,384	1.68%	(4.48)%
2017	0.50%	$13.83	2,252	$31,152	1.57%	11.00%

FSA-51

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Concluded)

	Years Ended December 31,
	Contract Charges*	Unit Value	Units Outstanding (000’s)+	Accumulation Unit Values (000’s)+	Investment Income Ratio**	Total Return***

Target 2025 Allocation
2021	0.46%	$20.85	2,065	$43,050	1.89%	10.49%
2020	0.47%	$18.87	2,548	$48,084	1.92%	11.99%
2019	0.48%	$16.85	3,030	$51,048	1.84%	19.08%
2018	0.49%	$14.15	3,506	$49,600	1.59%	(6.35)%
2017	0.50%	$15.11	4,618	$69,760	1.77%	15.17%

Target 2035 Allocation
2021	0.46%	$23.05	1,187	$27,358	1.94%	13.83%
2020	0.47%	$20.25	1,385	$28,043	1.78%	13.38%
2019	0.48%	$17.86	1,724	$30,774	1.75%	22.08%
2018	0.49%	$14.63	1,975	$28,899	1.56%	(7.41)%
2017	0.50%	$15.80	2,339	$36,945	1.71%	17.47%

Target 2045 Allocation
2021	0.46%	$24.34	575	$14,007	2.11%	16.07%
2020	0.47%	$20.97	615	$12,902	1.63%	13.84%
2019	0.48%	$18.42	782	$14,398	1.67%	24.04%
2018	0.49%	$14.85	915	$13,586	1.57%	(8.22)%
2017	0.50%	$16.18	1,067	$17,258	1.70%	19.41%

Target 2055 Allocation
2021	0.46%	$19.03	24	$457	1.88%	17.98%
2020	0.47%	$16.13	39	$622	1.54%	14.64%
2019	0.48%	$14.07	61	$852	1.62%	26.42%
2018	0.49%	$11.13	65	$727	1.63%	(8.92)%
2017	0.50%	$12.22	64	$781	2.24%	21.47%

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
2021	0.46%	$11.54	2,260	$26,080	1.99%	(2.20)%
2020	0.47%	$11.80	2,633	$31,061	2.27%	7.08%
2019	0.48%	$11.02	1,754	$19,325	2.29%	8.15%
2018(a)	0.47%	$10.19	1,058	$10,776	0.00%	2.41%

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
2021	0.46%	$18.58	3,916	$72,746	1.12%	25.03%
2020	0.47%	$14.86	3,479	$51,688	1.57%	20.03%
2019	0.48%	$12.38	3,170	$39,244	1.56%	30.04%
2018(a)	0.47%	$9.52	2,590	$24,643	0.00%	(7.75)%

(a)	Units were made available on May 15, 2018.
(b)	Units were made available on June 12, 2020.
(c)	1290 VT SmartBeta replaced EQ/Templeton Global Equity Managed Volatility due to a merger on June 12, 2020.
*	This ratio represents the annual contract expenses, consisting of program, direct operating and other expenses for each period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Equitable Financial as Contractowners may not have selected all available and applicable contract options.
**	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
***	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
+	Variable Investment Options where Units Outstanding and Accumulation Unit Values are less than 500 and $500, respectively are denoted by a —.

FSA-52

SEPARATE ACCOUNT NO. 206

Notes to Financial Statements (Concluded)

December 31, 2021

9.	Covid-19 Impact

Throughout 2020 and 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and additional risks to Equitable Financial’s business. As of December 31 2021, COVID-19 related impacts to Equitable Financial, including adverse mortality experience, have been manageable. However, because of the continued uncertainty as to future events around the pandemic, the extent and nature of the full financial impact cannot reasonably be estimated at this time. Management will continue to monitor developments, and its impact on the fair value of the Portfolios in which the Variable Investment Options invest.

10.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2021 through April 15, 2022, the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

FSA-53

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

Equitable Financial Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated financial statements, including the related notes and financial statement schedules, of Equitable Financial Life Insurance Company and its subsidiaries (the “Company”) as listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Amortization and Valuation of Deferred Policy Acquisition Costs (“DAC”) related to Variable Annuity Products with Guaranteed Minimum Benefits

As described in Note 2 to the consolidated financial statements, DAC represents acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business that are deferred. A significant portion of the $4.3 billion DAC as of December 31, 2021, is associated with the variable annuity products with guaranteed minimum benefits. DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, Universal Life and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The DAC amortization and valuation estimates for these products are determined using models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread.

The principal considerations for our determination that performing procedures relating to the amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits is a critical audit matter are (i) the significant judgment by management when determining the amortization and valuation estimates, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the relevant models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the amortization and valuation estimates of DAC, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of Guaranteed Minimum Benefit Features related to Certain Life and Annuity Contracts included within Future Policy Benefits and Other Policyholders’ Liabilities and Amounts Due From Reinsurers

As described in Note 2 to the consolidated financial statements, future policy benefits and other policyholders’ liabilities of $36.9 billion as of December 31, 2021, includes reserves related to guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefit (“GMIB”) features for certain life and annuity contracts, other than those accounted for as embedded derivatives. Amounts due from reinsurers of $13.3 billion as of December 31, 2021, includes reinsurance recoverables related to GMDB and GMIB features for certain life and annuity contracts ceded under reinsurance contracts other than those accounted for as embedded derivatives. For certain contracts with guaranteed minimum benefit features, the benefits are accounted for as reserves and determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Amounts due from reinsurers, other than those accounted for as embedded derivatives, are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed minimum benefit features related to certain life and annuity contracts included within future policy benefits and other policyholders’ liabilities and amounts due from reinsurers is a critical audit matter are (i) the significant judgment by management when determining the valuation of these guaranteed minimum benefit features, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the relevant models and significant assumptions of expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates (collectively referred to as “the significant assumptions”), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to valuation of guaranteed minimum benefit features related to certain life and annuity contracts, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of the guaranteed minimum benefit features, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of GMIB Features accounted for as Derivatives included within Future Policy Benefits and Other Policyholders’ Liabilities, GMIB Reinsurance Contract Asset, at fair value and Amounts Due from Reinsurers

As described in Notes 2 and 7 to the consolidated financial statements, the Company issues certain annuity contracts that contain GMIB features that are accounted for as embedded derivatives, recorded at fair value and presented within policy benefits and other policyholders’ liabilities. The reinsurance of certain of these GMIB features are accounted for as embedded derivatives and are presented at fair value within amounts due from reinsurers. Additionally, there are ceded reinsurance contracts that are net settled, accounted for as a derivative at fair value and presented within GMIB reinsurance contract asset, at fair value. As of December 31, 2021, the fair value of the GMIB features accounted for as embedded derivatives and presented within future policy benefits and other policyholders’ liabilities was $8.5 billion, GMIB reinsurance contract asset, at fair value was $2.1 billion, and amounts due from reinsurers was $5.8 billion. Management determined the fair values the of the GMIB features presented as embedded derivatives using a discounted cash flow valuation technique that incorporates significant unobservable inputs with respect to (i) non-performance risk, lapse rates, withdrawal rates, annuitization rates, and mortality rates for future policy benefits and other policyholders’ liabilities, and (ii) non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates for the GMIB reinsurance contract asset, at fair value and the amounts due from reinsurers.

The principal considerations for our determination that performing procedures relating to the valuation of GMIB features accounted for as derivatives and included within future policy benefits and other policyholders’ liabilities, GMIB reinsurance contract asset, at fair value, and amounts due from reinsurers is a critical audit matter are (i) the significant judgment by management when determining the fair values of the GMIB features accounted for as derivatives, (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence relating to the valuation technique and significant unobservable inputs with related to non-performance risk, lapse rates, withdrawal rates, annuitization rates, and mortality rates for the reinsurance contract asset and the amounts due from reinsurers, and non-performance risk, lapse rates, withdrawal rates, annuitization rates and mortality rates for future policyholders’ liabilities (collectively referred to as “the significant unobservable inputs”), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to determining the fair value of the GMIB features accounted for as derivatives included within future policy benefits and other policyholders’ liabilities, GMIB reinsurance contract asset, at fair value, and amounts due from reinsurers, including controls over the valuation technique and determination of significant unobservable inputs. These procedures also included, among others, testing management’s process for determining the fair value of the GMIB features accounted for as derivatives, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant unobservable inputs, (ii) testing that significant unobservable inputs are accurately reflected in the relevant valuation technique, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the valuation technique and the reasonableness of the significant unobservable inputs based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the Company’s auditor since 1993.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2021 AND 2020

	December 31,
	2021	2020
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $68,636 and $68,136) (allowance for credit losses of $22 and $13)	$73,076	$76,353
Mortgage loans on real estate (net of allowance for credit losses of $62 and $81)	14,016	13,142
Policy loans	3,540	3,635
Other equity investments(1)	2,759	1,342
Trading securities, at fair value	379	5,340
Other invested assets	2,910	2,383

Total investments	96,680	102,195
Cash and cash equivalents	1,815	2,043
Deferred policy acquisition costs	4,267	3,816
Amounts due from reinsurers (allowance for credit losses of $5 and $5 ) (includes amounts accounted for at fair value of $5,813 and $—)(3)	13,300	3,053
Loans to affiliates	1,900	900
GMIB reinsurance contract asset, at fair value	2,068	2,859
Current and deferred income taxes	842	—
Other assets	3,023	3,078
Separate Accounts assets	143,912	133,350

Total Assets	$267,807	$251,294

LIABILITIES
Policyholders’ account balances	$75,467	$63,109
Future policy benefits and other policyholders’ liabilities	36,851	40,151
Broker-dealer related payables	630	1,064
Amounts due to reinsurers	135	122
Current and deferred income taxes	—	234
Other liabilities	2,078	1,580
Separate Accounts liabilities	143,912	133,350

Total Liabilities	$259,073	$239,610
Redeemable noncontrolling interest(2)	$28	$41

Commitments and contingent liabilities (Note 16)

EQUITY
Equity attributable to Equitable Financial:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	8,546	7,841
Retained earnings	(2,199)	(795)
Accumulated other comprehensive income (loss)	2,357	4,595

Total Equity	8,706	11,643

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$267,807	$251,294

(1)	See Note 2 of the Notes to these Consolidated Financial Statements for details of balances with VIEs.
(2)	See Note 18 of the Notes to these Consolidated Financial Statements for details of redeemable noncontrolling interest.
(3)

Represents the fair value of the ceded reserves to Venerable. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable transaction and Note 7 of the Notes to these Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
REVENUES
Policy charges and fee income	$3,391	$3,464	$3,487
Premiums	750	806	936
Net derivative gains (losses)	(4,685)	(1,541)	(3,831)
Net investment income (loss)	3,483	3,208	3,298
Investment gains (losses), net:
Credit losses on available-for-sale debt securities and loans	2	(58)	—
Other investment gains (losses), net	851	845	206

Total investment gains (losses), net	853	787	206

Investment management and service fees	1,004	1,010	1,022
Other income	93	57	56

Total revenues	4,889	7,791	5,174

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	2,982	4,951	4,088
Interest credited to policyholders’ account balances	1,128	1,118	1,149
Compensation and benefits	328	309	335
Commissions	700	636	629
Interest expense	1	—	4
Amortization of deferred policy acquisition costs	456	1,333	520
Other operating costs and expenses	1,164	830	912

Total benefits and other deductions	6,759	9,177	7,637

Income (loss) from continuing operations, before income taxes	(1,870)	(1,386)	(2,463)
Income tax (expense) benefit	474	627	579

Net income (loss)	(1,396)	(759)	(1,884)
Less: Net income (loss) attributable to the noncontrolling interest	—	—	5

Net income (loss) attributable to Equitable Financial	$(1,396)	$(759)	$(1,889)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(1,396)	$(759)	$(1,884)

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments(1)	(2,238)	2,999	2,095
Changes in defined benefit plan related items not yet recognized in periodic benefit cost, net of reclassification adjustment	—	—	2

Other comprehensive income (loss), net of income taxes	(2,238)	2,999	2,097

Comprehensive income (loss)	(3,634)	2,240	213

Less: Comprehensive income (loss) attributable to the noncontrolling interest(1)	—	—	5

Comprehensive income (loss) attributable to Equitable Financial	$(3,634)	$2,240	$208

(1)	See Note 15 of the Notes to these Consolidated Financial Statements for details of change in unrealized gains (losses), net of adjustments.
(2)	Amounts for the year ended December 31, 2019 were reclassified to conform to the current year’s presentation.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Year Ended December 31,
	Equitable Financial Equity
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total	Non-controlling Interest	Total Equity
	(in millions)
January 1, 2021	$2	$7,841	$(795)	$4,595	$11,643	$—	$11,643
Dividend to parent company	—	—	(8)	—	(8)	—	(8)
Capital contribution from parent company	—	750	—	—	750	—	750
Net income (loss)	—	—	(1,396)	—	(1,396)	—	(1,396)
Other comprehensive income (loss)	—	—	—	(2,238)	(2,238)	—	(2,238)
Other	—	(45)	—	—	(45)	—	(45)

December 31, 2021	$2	$8,546	$(2,199)	$2,357	$8,706	$—	$8,706

January 1, 2020	$2	$7,809	$2,145	$1,596	$11,552	$13	$11,565
Dividend to parent company	—	—	(2,149)	—	(2,149)	—	(2,149)
Cumulative effect of adoption of ASU 2016-03, CECL	—	—	(32)	—	(32)	—	(32)
Net income (loss)	—	—	(759)	—	(759)	(1)	(760)
Other comprehensive income (loss)	—	—	—	2,999	2,999	—	2,999
Other	—	32	—	—	32	(12)	20

December 31, 2020	$2	$7,841	$(795)	$4,595	$11,643	$—	$11,643

January 1, 2019	$2	$7,807	$5,039	$(501)	$12,347	$12	$12,359
Dividend to parent	—	—	(1,005)	—	(1,005)	—	(1,005)
Transfer of AB Holding	—	—	—	—	—	—	—
Net income (loss)	—	—	(1,889)	—	(1,889)	—	(1,889)
Other comprehensive	—	—	—	2,097	2,097	—	2,097
Other	—	2	—	—	2	1	3

December 31, 2019	$2	$7,809	$2,145	$1,596	$11,552	$13	$11,565

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Cash flows from operating activities:
Net income (loss)	$(1,396)	$(759)	$(1,884)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,128	1,118	1,149
Policy charges and fee income	(3,391)	(3,464)	(3,487)
Net derivative (gains) losses	4,685	1,541	3,831
Credit losses on AFS debt securities and loans	(2)	58	—
Investment (gains) losses, net	(851)	(845)	(206)
Realized and unrealized (gains) losses on trading securities	58	(106)	(429)
Non-cash long-term incentive compensation expense	(16)	29	3
Amortization of deferred cost of reinsurance asset	—	—	(7)
Amortization and depreciation	316	1,249	391
Equity (income) loss from limited partnerships	(489)	(74)	(73)
Changes in:
Net broker-dealer and customer related receivables/payables	—	—	4
Reinsurance recoverable(1)	(1,165)	(283)	(183)
Capitalization of deferred policy acquisition costs	(724)	(565)	(648)
Future policy benefits	(181)	1,857	1,084
Current and deferred income taxes	(481)	(306)	(329)
Other, net	575	(218)	178

Net cash provided by (used in) operating activities	$(1,934)	$(768)	$(606)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$33,815	$18,453	$12,450
Mortgage loans on real estate	1,677	630	952
Trading account securities	5,062	1,913	10,209
Real estate joint ventures	—	55	5
Short-term investments	87	1,494	2,548
Other	1,720	973	253
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(42,573)	(26,402)	(28,537)
Mortgage loans on real estate	(2,546)	(1,747)	(1,240)
Trading account securities	(164)	(534)	(1,067)
Short-term investments	(6)	(1,098)	(2,762)
Other	(2,663)	(1,174)	(408)
Cash settlements related to derivative instruments, net	(5,981)	1,204	(961)
Issuance of loans to affiliates	(1,000)	—	(900)
Repayments of loans to affiliates	—	300	300
Investment in capitalized software, leasehold improvements and EDP equipment	(59)	(66)	(65)
Other, net	78	(406)	(55)

Net cash provided by (used in) investing activities	$(12,553)	$(6,405)	$(9,278)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(CONTINUED)

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$16,930	$10,928	$12,283
Withdrawals	(7,073)	(4,370)	(4,641)
Transfer (to) from Separate Accounts	2,159	2,517	1,869
Change in collateralized pledged assets	34	(140)	(69)
Change in collateralized pledged liabilities	1,411	859	1,359
Capital contribution from parent company	750	—	—
Shareholder dividend paid	(7)	(2,149)	(1,005)
Purchase (redemption) of noncontrolling interests of consolidated company-sponsored investment funds	13	9	19
Repayment of loans from affiliates	—	—	(572)
Increase (decrease) in securities sold under agreement to repurchase	—	—	(573)
Other, net	42	70	84

Net cash provided by (used in) financing activities	$14,259	$7,724	$8,754

Change in cash and cash equivalents	(228)	551	(1,130)
Cash and cash equivalents, beginning of year	2,043	1,492	2,622

Cash and cash equivalents, end of year	$1,815	$2,043	$1,492

Supplemental cash flow information:
Interest paid	$—	$—	$(4)

Income taxes (refunded) paid	$(7)	$(323)	$(252)

Non-cash transactions from investing and financing activities:
Transfer of assets to reinsurer	$(9,023)	$—	$—

(1)	Amount includes cash paid for Venerable Transaction of $494 million (see Note 1 of the Notes to these Consolidated Financial Statements).

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)	ORGANIZATION

Equitable Financial’s (collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Holdings. Equitable Financial is a stock life insurance company organized in 1859 under the laws of the State of New York.

The Company’s two principal subsidiaries include Equitable Distributors, LLC (“Equitable Distributors”) and Equitable Investment Management Group, LLC (“EIMG”), which both are wholly-owned indirect subsidiaries of Holdings.

On June 1, 2021, Holdings completed the sale (the “Venerable Transaction”) of CS Life to Venerable Insurance and Annuity Company, an insurance company domiciled in Iowa (“VIAC”), pursuant to the Master Transaction Agreement, dated October 27, 2020 (the “Master Transaction Agreement”), among the Company, VIAC and, solely with respect to Article XIV thereof, Venerable Holdings, Inc., a Delaware corporation (“Venerable”). VIAC issued a surplus note in aggregate principal amount of $60 million, to Equitable Financial for cash consideration.

Immediately following the closing of the Venerable Transaction, CS Life and Equitable Financial entered into a coinsurance and modified coinsurance agreement (the “Reinsurance Agreement”), pursuant to which Equitable Financial ceded to CS Life, on a combined coinsurance and modified coinsurance basis, the Block, comprised of non-New York “Accumulator” policies containing fixed rate Guaranteed Minimum Income Benefit and/or Guaranteed Minimum Death Benefit guarantees. At the closing of the Transaction, CS Life deposited assets supporting the general account liabilities relating to the Block into a trust account for the benefit of Equitable Financial, which assets will secure its obligations to Equitable Financial under the Reinsurance Agreement. The Company transferred assets of $9.5 billion, including primarily available for sale securities and cash, to a collateral trust account as the consideration for the reinsurance transaction. In addition, the Company recorded $9.6 billion of direct insurance liabilities ceded under the reinsurance contract, of which $5.3 billion is accounted at fair value, as the reinsurance of GMxB with no lapse guarantee riders are embedded derivatives. Additionally, $16.9 billion of Separate Account liabilities were ceded under a modified coinsurance portion of the agreement.

In addition, upon the completion of the Venerable Transaction, EIMG acquired an approximate 9.09% equity interest in Venerable’s parent holding company, VA Capital Company LLC. In connection with such investment, EIMG designated a member to the Board of Managers of VA Capital Company LLC.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those VIEs that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2021”, “2020” and “2019” refer to the years ended December 31, 2021, 2020 and 2019, respectively.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2019-12: Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes
This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740, as well as clarifying and amending existing guidance.	On January 1, 2021, the Company adopted the new accounting standards update. The new guidance was applied either on a retrospective, modified retrospective or prospective basis based on the items to which the amendments relate. The adoption did not have a material impact on the Company’s consolidated financial position, results of operations and cash flows as of the adoption date.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2020-11: Financial Services — Insurance (Topic 944): Effective Date and Early Application

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

1. Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. The ASU also prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts.

2. Measurement of MRBs. MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk.

3. Amortization of deferred acquisition costs. The ASU simplifies the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts.

4. Expanded footnote disclosures. The ASU requires additional disclosures including information about significant inputs, judgements, assumptions and methods used in measurement

In November 2020, the FASB issued ASU 2020-11 which deferred the effective date of the amendments in ASU 2018-12 for all insurance entities. ASU 2018-12 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022. Early adoption is allowed.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

The Company continues to progress with implementation efforts and the evaluation of the impact that adoption of this guidance will have on the Company’s consolidated financial statements. Due to its extensive nature, the adoption of the ASU is expected to have a significant impact on the Company’s consolidated financial statements, as well as systems, processes and controls. Effective January 1, 2023, the new guidance will be adopted using the modified retrospective approach, except for MRBs which will use the full retrospective approach.

The Company has created a governance framework and implementation plan to ensure timely adoption of the guidance. In preparation for implementation, the Company continues to refine key accounting policy decisions, modernize processes and update internal controls. These changes include modifications of actuarial valuation systems, data sourcing, analytical procedures and reporting processes.

The impact on total equity of applying this ASU is estimated to be less than the current amount of reported AOCI as of December 31, 2021. The majority of the total equity impact as of December 31, 2021 is expected to be reflected in AOCI due to decreases in the Company’s estimate of its non-performance risk on variable annuity guarantees accounted for as MRBs for the first time under the guidance. The estimated impact to the retained earnings element of total equity as of December 31, 2021, due to accounting for variable annuity guarantees as MRBs that are not currently measured at fair value, is mitigated by the Company’s present use of a near industry low interest rate assumption of 2.25% on GMIB business. Because movements in equity markets, interest rates and credit spreads are unpredictable and at times volatile, it is possible that the estimated effects of adoption could change materially between December 31, 2021 and January 1, 2023.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU2020-04: Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting
The amendments in this ASU provide optional expedients and exceptions to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this ASU apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform.	This ASU is effective as of March 12, 2020 through December 31, 2022. On December 15, 2021, the FASB tentatively approved deferring the sunset date of the guidance in Topic 848 to December 31, 2024.	The Company is currently assessing the applicability of the optional expedients and exceptions provided under the ASU. Management is evaluating the impact that the adoption of this guidance will have on the Company’s consolidated financial statements.

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Changes in credit losses are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REIT, perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer. Effective January 1, 2021, the Company began classifying certain preferred stock as equity securities to better reflect the economics and nature of these securities. These preferred stock securities are reported in other equity investments.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, and the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist.

When the Company determines that there is more than 50% likelihood that it is not going to recover the principal and interest cash flows related to an AFS debt security, the security is placed on nonaccrual status and the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in a timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings or as a reduction of the amortized cost basis for interest and principal, respectively.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

COLI has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. As of December 31, 2021 and 2020, the carrying value of COLI was $1.0 billion and $989 million, respectively, and is reported in other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities”. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company has designated certain derivatives it uses to economically manage asset/liability risk in relationships which qualify for hedge accounting. To qualify for hedge accounting, we formally document our designation at inception of the hedge relationship as a cash flow, fair value or net investment hedge. This documentation includes our risk management objective and strategy for undertaking the hedging transaction. The Company identifies how the hedging instrument is expected to offset the designated risks related to the hedged item and the method that will be used to retrospectively and prospectively assess the hedge effectiveness. To qualify for hedge accounting, a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed and documented at inception and periodically throughout the life of the hedge accounting relationship.

The Company does not exclude any components of the hedging instrument from the effectiveness assessments and therefore does not separately measure or account for any excluded components of the hedging instrument.

While in cash flow hedge relationships, any periodic net receipts and payments from the hedging instrument are included in the income or expense line that the hedged item’s periodic income or expense is recognized. Other changes in the fair value of the hedging instrument while in a cash flow hedging relationship are reported within OCI. These amounts are deferred in AOCI until they are reclassified to Net income (loss). The reclassified amount offsets the effect of the cash flows on Net income (loss) in the same period when the hedged item affects earnings and on the same line as the hedged item.

We discontinue cash flow hedge accounting prospectively when the Company determines: (1) the hedging instrument is no longer highly effective in offsetting changes in the cash flow from the hedged risk, (2) the hedged item is no longer probable of occurring within two months of their forecast, or (3) the hedging instrument is otherwise redesignated from the hedging relationship. Changes in the fair value of the derivative after discontinuation of cash flow hedge accounting are accounted for as freestanding derivative positions not designated to hedge accounting relationships unless and until the derivative is redesignated to a hedge accounting relationship. When cash flow hedge accounting is discontinued the amounts deferred in AOCI during the hedge relationship continue to be deferred in AOCI, as long as the hedged items continue to be probable of occurring within two months of their forecast, until the hedged item affects Net income (loss). Any amount deferred in AOCI for hedged items which are no longer probable of occurring within two months of their forecast will be reclassified to “net derivative gains (losses)” at that time.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. Once those criteria are met, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD/LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•	Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the consolidated balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Troubled Debt Restructuring

The Company invests in commercial and agricultural mortgage loans included in the balance sheet as mortgage loans on real estate and privately negotiated fixed maturities included in the balance sheet as fixed maturities AFS. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a TDR has occurred.

A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the TDR. A credit allowance may have been recorded prior to the period when the loan is modified in a TDR. Accordingly, the carrying value (net of the allowance) before and after modification through a TDR may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Net Investment Income (Loss), Investment Gains (Losses) Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

See Note 7 of the Notes to these Consolidated Financial Statements for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a RTM approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. As of December 31, 2021, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Accounts fees) and 0.0% (2.3% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. As of December 31, 2021, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.5% grading to 4.3% in 2026. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company’s dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in policyholders’ benefits for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment and recognized as a component of other expenses on a basis consistent with the expected life of the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives as they are net settled. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in net derivative gains (losses). Separate Account liabilities that have been ceded on a Modified coinsurance (Modco) basis, receivable and payable have been recognized on a net basis as right of offset exists.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholder Bonus Interest Credits

Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in other assets in the consolidated balance sheets and amortization is included in interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.5% to 6.3% (weighted average of 5.0%) for approximately 99.4% of life insurance liabilities and from 1.5% to 5.4% (weighted average of 3.5%) for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

Obligations arising from funding agreements are also reported in policyholders’ account balances in the consolidated balance sheets. As a member of the FHLB, the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. The Company previously issued certain variable annuity products with GIB, GWBL, GMWB and GMAB features. The Company has also assumed reinsurance for products with GMxB features.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

Products that have a GMIBNLG rider, GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively “GMxB derivative features”) are considered either freestanding or embedded derivatives and discussed below under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses is exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these PFBL using a dynamic approach that changes over time as the projection of future losses change.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Embedded and Freestanding Insurance Derivatives

Reserves for products or features within products that are considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities’ fair values reflect the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market-consistent economic scenarios.

Changes in the fair value of embedded and freestanding derivatives are reported in net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in future policyholders’ benefits and other policyholders’ liabilities. Amounts due from reinsurers contains the reinsurance of underlying GMIB contracts that are embedded derivatives, so the reinsurance has the same risk attributes as the underlying contracts and is an embedded derivatives carried at fair value. There are also embedded derivatives reported in the GMIB reinsurance contract asset related to ceded reinsurance contracts that are net settled, recorded at fair value in the consolidated balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss).

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the consolidated statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the consolidated balance sheets.

Leases

The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a RoU operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Capitalized Computer Software and Hosting Arrangements

Capitalized computer software and hosting arrangements include certain internal and external costs used to implement internal-use software and cloud computing hosting arrangements. These capitalized computer costs are included in other assets in the consolidated balance sheets and amortized on a straight-line basis over the estimated useful life of the software or term of the hosting arrangement that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized computer costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life or a significant change in the term of the hosting arrangement such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized computer software and hosting arrangements, net of accumulated amortization, amounted to $133 million and $130 million as of December 31, 2021 and 2020, respectively. Amortization of capitalized computer software and hosting arrangements in 2021, 2020 and 2019 was $46 million, $47 million and $36 million, respectively, recorded in other operating costs and expenses in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as investment management and service fees in the Company’s consolidated statements of income (loss) are investment management fees earned by EIMG as well as certain asset-based fees associated with insurance contracts.

EIMG provides investment management services, to EQ Premier VIP Trust, EQAT and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of AUM, are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and EQ Premier VIP Trust shares to separate accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT and EQ Premier VIP Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the NAV of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as other income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s broker-dealer operations and sales commissions from the Company’s general agents for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined.

Accounting and Consolidation of VIEs

For all new investment products and entities developed by the Company, the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then determines whether it is the primary beneficiary of the VIE based on its beneficial interests. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client AUM to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

Consolidated VIEs

As of December 31, 2021, the Company consolidated limited partnerships and LLCs for which it was identified as the primary beneficiary under the VIE model. Included in Other invested assets and Mortgage loans on real estate in the Company’s consolidated balance sheets at December 31, 2021 and December 31, 2020 are total assets of $169 million and $12 million, respectively related to these VIE.

Non-Consolidated VIEs

As of December 31, 2021 and December 31, 2020, respectively, the Company held approximately $2.1 billion and $1.3 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including CLOs, hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance.

Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as other equity investments and applies the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $245.7 billion and $165.8 billion as of December 31, 2021 and December 31, 2020, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $2.1 billion and $1.3 billion and approximately $1.2 billion and $1.2 billion of unfunded commitments as of December 31, 2021 and December 31, 2020, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and DSI assets.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

Due to the extraordinary economic conditions driven by the COVID-19 pandemic in the first quarter of 2020, the Company updated its interest rate assumption to grade from the current interest rate environment to an ultimate five-year historical average over a 10-year period. As such, the 10-year U.S. Treasury yield grades from the current level to an ultimate 5-year average of 2.25%.

The low interest rate environment and update to the interest rate assumption caused a loss recognition event for the Company’s life interest-sensitive products, as well as to certain run-off business. This loss recognition event caused an acceleration of DAC amortization on the life interest-sensitive products and an increase in the premium deficiency reserve on the run-off business in the first quarter of 2020.

Impact of Assumption Updates

The net impact of assumption changes during 2021 decreased policy charges and fee income by $32 million, decreased policyholders’ benefits by $100 million, decreased net derivative gains by $249 million, and decreased amortization of DAC by $19 million. This resulted in a decrease in income (loss) from operations, before income taxes of $162 million and decreased net income (loss) by $128 million. As part of this annual update completed as of September 30, 2021, the reference interest rate utilized in our GAAP fair value calculations was updated from the LIBOR swap curve to the US Treasury curve, which represents a reasonable proxy of the cost of funding the derivative positions backing our GMxB liabilities. Concurrently, our GAAP fair value liability risk margins were increased. which when considered with the change from LIBOR, resulted in an immaterial impact to overall valuation as our view regarding market participant pricing of our guarantees has not changed at the time of this update.

The net impact of assumption changes during 2020 was a decrease in policy charges and fee income by $33 million, an increase in policyholders’ benefits of $1.5 billion, an increase of $2 million in interest credited to policyholders’ account balances, increased net derivative gains (losses) of $106 million, and increased amortization of DAC of $866 million. This resulted in a decrease in income (loss) from operations, before income taxes of $2.2 billion and decreased net income (loss) by $1.8 billion. The 2020 impacts related to assumption updates were primarily driven by the first quarter updates.

The net impact of assumption changes during 2019 was a decrease in policy charges and fee income by $11 million, increased policyholders’ benefits by $886 million, decreased interest credited to policyholders’ account balances by $14 million, increased net derivative losses by $548 million and decreased amortization of DAC by $77 million. This resulted in a decrease in income (loss) from operations, before income taxes of $1.4 billion and decreased net income (loss) by $1.1 billion.

Model Changes

There were no material model changes in 2021 and 2019.

In the first quarter of 2020, the Company adopted a new economic scenario generator to calculate the fair value of the GMIB reinsurance contract asset and GMxB derivative features liability, eliminating reliance on AXA for scenario production. The new economic scenario generator allows for a tighter calibration of U.S. indices, better reflecting the Company’s actual portfolio. The net impact of the new economic scenario generator resulted in an increase in income (loss) from continuing operations, before income taxes of $165 million, and an increase to net income (loss) of $130 million during 2020.

3)	INVESTMENTS

Fixed Maturities AFS

The components of fair value and amortized cost for fixed maturities classified as AFS on the consolidated balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2021 and 2020 was $470 million and $499 million, respectively. There was no accrued interest written off for AFS fixed maturities for the years ended December 31, 2021 and 2020.

The following tables provide information relating to the Company’s fixed maturities classified as AFS.

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2021
Fixed Maturities:
Corporate(1)	$45,578	$22	$2,382	$214	$47,724
U.S. Treasury, government and agency	13,032	—	2,196	14	15,214
States and political subdivisions	527	—	73	3	597
Foreign governments	1,124	—	42	14	1,152
Residential mortgage-backed(2)	82	—	8	—	90
Asset-backed(3)	5,904	—	20	19	5,905
Commercial mortgage-backed	2,348	—	19	26	2,341
Redeemable preferred stock(4)	41	—	12	—	53

Total at December 31, 2021	$68,636	$22	$4,752	$290	$73,076

December 31, 2020:
Fixed Maturities:
Corporate(1)	$48,501	$13	$4,703	$89	$53,102
U.S. Treasury, government and agency	12,644	—	3,304	5	15,943
States and political subdivisions	482	—	92	—	574
Foreign governments	1,011	—	98	6	1,103
Residential mortgage-backed(2)	119	—	12	—	131
Asset-backed(3)	3,633	—	28	5	3,656
Commercial mortgage-backed	1,148	—	55	—	1,203
Redeemable preferred stock	598	—	46	3	641

Total at December 31, 2020	$68,136	$13	$8,338	$108	$76,353

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities. and other asset types.
(4)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see Note 2 of the Notes to these Consolidated Financial Statements — Investments).

The contractual maturities of AFS fixed maturities as of December 31, 2021 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2021:
Contractual maturities:
Due in one year or less	$896	$898
Due in years two through five	13,658	14,164
Due in years six through ten	16,486	17,302
Due after ten years	29,199	32,323

Subtotal	60,239	64,687
Residential mortgage-backed	82	90
Asset-backed	5,904	5,905
Commercial mortgage-backed	2,348	2,341
Redeemable preferred stock	41	53

Total at December 31, 2021	$68,614	$73,076

The following table shows proceeds from sales, gross gains (losses) from sales and credit losses for AFS fixed maturities for the years ended December 31, 2021, 2020 and 2019:

Proceeds from Sales, Gross Gains (Losses) from Sales and Credit Losses for AFS Fixed Maturities

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Proceeds from sales	$26,678	$12,670	$8,702

Gross gains on sales	$1,141	$854	$229

Gross losses on sales	$(189)	$(34)	$(28)

Credit losses	$(16)	$(13)	$—

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts.

AFS Fixed Maturities — Credit Loss Impairments

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Balance, beginning of period	$28	$15	$46
Previously recognized impairments on securities that matured, paid, prepaid or sold	(2)	—	(31)
Recognized impairments on securities impaired to fair value this period(1)	—	—	—
Credit losses recognized this period on securities for which credit losses were not previously recognized	9	6	—
Additional credit losses this period on securities previously impaired	7	7	—
Increases due to passage of time on previously recorded credit losses	—	—	—
Accretion of previously recognized impairments due to increases in expected cash flows (for OTTI securities 2019 and prior)	—	—	—

Balance at December 31,	$42	$28	$15

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI.

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2021	$8,230	$(466)	$(1,814)	$(1,250)	$4,700
Net investment gains (losses) arising during the period	(2,902)	—	—	—	(2,902)
Reclassification adjustment:					—
Included in net income (loss)	(835)	—	—	—	(835)
Excluded from net income (loss)	—	—	—	—	—
Other	(31)	—	—	—	(31)
Impact of net unrealized investment gains (losses)	—	182	837	577	1,596

Net unrealized investment gains (losses) excluding credit losses	4,462	(284)	(977)	(673)	2,528
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2021	$4,462	$(284)	$(977)	$(673)	$2,528

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2020	$3,084	$(826)	$(192)	$(433)	$1,633
Net investment gains (losses) arising during the period	5,953	—	—	—	5,953
Reclassification adjustment:					—
Included in Net income (loss)	(802)	—	—	—	(802)
Excluded from Net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	360	(1,623)	(818)	(2,081)

Net unrealized investment gains (losses) excluding credit losses	8,235	(466)	(1,815)	(1,251)	4,703
Net unrealized investment gains (losses) with credit losses	(5)	—	1	1	(3)

Balance, December 31, 2020	$8,230	$(466)	$(1,814)	$(1,250)	$4,700

Balance, January 1, 2019	$(577)	$37	$(69)	$125	$(484)
Net investment gains (losses) arising during the period	3,872	—	—	—	3,872
Reclassification adjustment:
Included in Net income (loss)	(211)	—	—	—	(211)
Excluded from Net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	(863)	(123)	(558)	(1,544)

Net unrealized investment gains (losses) excluding credit losses	3,084	(826)	(192)	(433)	1,633
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2019	$3,084	$(826)	$(192)	$(433)	$1,633

(1)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see Note 2 of the Notes to these Consolidated Financial Statements — Investments).

The following tables disclose the fair values and gross unrealized losses of the 1,896 issues as of December 31, 2021 and the 537 issues as of December 31, 2020 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance Is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2021
Fixed Maturities:
Corporate	$9,497	$150	$1,301	$62	$10,798	$212
U.S. Treasury, government and agency	947	10	103	4	1,050	14
States and political subdivisions	112	2	11	1	123	3
Foreign governments	349	6	92	8	441	14
Asset-backed	3,843	19	38	—	3,881	19
Commercial mortgage-backed	1,515	22	96	4	1,611	26

Total at December 31, 2021	$16,263	$209	$1,641	$79	$17,904	$288

December 31, 2020:
Fixed Maturities:
Corporate	$2,773	$52	$332	$32	$3,105	$84
U.S. Treasury, government and agency	881	5	—	—	881	5
Foreign governments	153	2	20	4	173	6
Asset-backed	809	4	76	1	885	5
Redeemable preferred stock	53	1	11	2	64	3

Total at December 31, 2020	$4,669	$64	$439	$39	$5,108	$103

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.6% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2021 and December 31, 2020 were $280 million and $338 million, respectively, representing 3.2% and 2.9% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2021 and December 31, 2020, respectively, approximately $2.8 billion and $2.4 billion, or 4.1% and 3.6%, of the $68.6 billion and $68.1 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $18 million and $48 million as of December 31, 2021 and December 31, 2020, respectively.

As of December 31, 2021 and December 31, 2020, respectively, the $79 million and $39 million of gross unrealized losses of twelve months or more were primarily concentrated in corporate securities. In accordance with the policy described in Note 2 of the Notes to these Consolidated Financial Statements, the Company concluded that an adjustment to allowance for credit losses for these securities was not warranted at either December 31, 2021 or December 31, 2020. As of December 31, 2021 and December 31, 2020, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2021, the Company determined that the unrealized loss was primarily due to increases in credit spreads and changes in credit ratings.

Mortgage Loans on Real Estate

Accrued interest receivable on commercial and agricultural mortgage loans as of December 31, 2021 was $57 million and $58 million, respectively. There was no accrued interest written off for commercial and agricultural mortgage loans for the years ended December 31, 2021 and 2020.

As of December 31, 2021, the Company had no loans for which foreclosure was probable included within the individually assessed mortgage loans, and accordingly had no associated allowance for credit losses.

Allowance for Credit Losses on Mortgage Loans

The change in the allowance for credit losses for commercial mortgage loans and agricultural mortgage loans during the years ended December 31, 2021 and 2020 were as follows:

	Year Ended December 31,
	2021	2020
	(in millions)
Allowance for credit losses on mortgage loans:
Commercial mortgages:
Balance, beginning of period	$77	$33
Current-period provision for expected credit losses	(20)	44
Write-offs charged against the allowance	—	—
Recoveries of amounts previously written off	—	—

Net change in allowance	(20)	44

Balance, end of period	$57	$77

Agricultural mortgages:
Balance, beginning of period	$4	$3
Current-period provision for expected credit losses	1	1
Write-offs charged against the allowance	—	—
Recoveries of amounts previously written off	—	—

Net change in allowance	1	1

Balance, end of period	$5	$4

Total allowance for credit losses	$62	$81

The change in the allowance for credit losses is attributable to:

•	increases/decreases in the loan balance due to new originations, maturing mortgages, and loan amortization;

•	changes in credit quality; and

•	changes in market assumptions primarily related to COVID-19 driven economic changes.

Credit Quality Information

The following tables summarize the Company’s mortgage loans segregated by risk rating exposure as of December 31, 2021 and December 31, 2020.

LTV Ratios(1)

	December 31, 2021
	Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
0% - 50%	$—	$—	$—	$184	$293	$992	$1,469
50% - 70%	1,967	1,334	407	619	491	2,533	7,351
70% - 90%	190	236	412	415	276	972	2,501
90% plus	—	—	—	35	5	73	113

Total commercial	$2,157	$1,570	$819	$1,253	$1,065	$4,570	$11,434

Agricultural:
0% - 50%	$180	$212	$128	$129	$119	$738	$1,506
50% - 70%	200	268	102	126	87	338	1,121
70% - 90%	—	—	—	—	—	17	17
90% plus	—	—	—	—	—	—	—

Total agricultural	$380	$480	$230	$255	$206	$1,093	$2,644

Total mortgage loans:
0% - 50%	$180	$212	$128	$313	$412	$1,730	$2,975
50% - 70%	2,167	1,602	509	745	578	2,871	8,472
70% - 90%	190	236	412	415	276	989	2,518
90% plus	—	—	—	35	5	73	113

Total mortgage loans	$2,537	$2,050	$1,049	$1,508	$1,271	$5,663	$14,078

Debt Service Coverage Ratios(2)

	December 31, 2021
	Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
Greater than 2.0x	$1,143	$1,243	$210	$772	$485	$2,218	$6,071
1.8x to 2.0x	185	135	250	46	161	372	1,149
1.5x to 1.8x	275	97	284	211	166	919	1,952
1.2x to 1.5x	264	95	75	101	253	701	1,489
1.0x to 1.2x	290	—	—	88	—	287	665
Less than 1.0x	—	—	—	35	—	73	108

Total commercial	$2,157	$1,570	$819	$1,253	$1,065	$4,570	$11,434

	December 31, 2021
	Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in millions)

Agricultural:
Greater than 2.0x	$49	$64	$25	$22	$24	$210	$394
1.8x to 2.0x	52	37	25	14	14	70	212
1.5x to 1.8x	43	113	28	22	41	193	440
1.2x to 1.5x	161	179	112	116	72	355	995
1.0x to 1.2x	75	83	31	77	54	226	546
Less than 1.0x	—	4	9	4	1	39	57

Total agricultural	$380	$480	$230	$255	$206	$1,093	$2,644

Total mortgage loans:
Greater than 2.0x	$1,192	$1,307	$235	$794	$509	$2,428	$6,465
1.8x to 2.0x	237	172	275	60	175	442	1,361
1.5x to 1.8x	318	210	312	233	207	1,112	2,392
1.2x to 1.5x	425	274	187	217	325	1,056	2,484
1.0x to 1.2x	365	83	31	165	54	513	1,211
Less than 1.0x	—	4	9	39	1	112	165

Total mortgage loans	$2,537	$2,050	$1,049	$1,508	$1,271	$5,663	$14,078

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.

LTV Ratios(1)

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)

Mortgage loans:

Commercial:
0% - 50%	$—	$—	$—	$324	$170	$505	$999
50% - 70%	1,294	357	803	656	2,190	1,697	6,997
70% - 90%	321	457	452	219	203	538	2,190
90% plus	—	—	12	5	—	288	305

Total commercial	$1,615	$814	$1,267	$1,204	$2,563	$3,028	$10,491

Agricultural:
0% - 50%	$218	$135	$169	$157	$236	$652	$1,567
50% - 70%	277	129	161	102	124	351	1,144
70% - 90%	—	—	3	—	—	18	21
90% plus	—	—	—	—	—	—	—

Total agricultural	$495	$264	$333	$259	$360	$1,021	$2,732

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)

Total mortgage loans:
0% - 50%	$218	$135	$169	$481	$406	$1,157	$2,566
50% - 70%	1,571	486	964	758	2,314	2,048	8,141
70% - 90%	321	457	455	219	203	556	2,211
90% plus	—	—	12	5	—	288	305

Total mortgage loans	$2,110	$1,078	$1,600	$1,463	$2,923	$4,049	$13,223

Debt Service Coverage Ratios(2)

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
Greater than 2.0x	$1,230	$492	$772	$268	$1,942	$1,230	$5,934
1.8x to 2.0x	227	83	118	378	184	329	1,319
1.5x to 1.8x	98	138	187	479	437	616	1,955
1.2x to 1.5x	60	57	154	79	—	658	1,008
1.0x to 1.2x	—	44	—	—	—	123	167
Less than 1.0x	—	—	36	—	—	72	108

Total commercial	$1,615	$814	$1,267	$1,204	$2,563	$3,028	$10,491

Agricultural:
Greater than 2.0x	$67	$26	$36	$38	$71	$167	$405
1.8x to 2.0x	38	35	14	15	20	82	204
1.5x to 1.8x	117	38	41	45	52	209	502
1.2x to 1.5x	183	120	141	90	142	313	989
1.0x to 1.2x	86	35	93	70	57	233	574
Less than 1.0x	4	10	8	1	18	17	58

Total agricultural	$495	$264	$333	$259	$360	$1,021	$2,732

Total mortgage loans:
Greater than 2.0x	$1,297	$518	$808	$306	$2,013	$1,397	$6,339
1.8x to 2.0x	265	118	132	393	204	411	1,523
1.5x to 1.8x	215	176	228	524	489	825	2,457
1.2x to 1.5x	243	177	295	169	142	971	1,997
1.0x to 1.2x	86	79	93	70	57	356	741
Less than 1.0x	4	10	44	1	18	89	166

Total mortgage loans	$2,110	$1,078	$1,600	$1,463	$2,923	$4,049	$13,223

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.

Past-Due and Nonaccrual Mortgage Loan Status

The following table provides information relating to the aging analysis of past-due mortgage loans as of December 31, 2021 and 2020, respectively:

Age Analysis of Past Due Mortgage Loans(1)

	Accruing Loans						Non- accruing Loans	Total Loans	Non- accruing Loans with No Allowance	Interest Income on Non- accruing Loans
	Past Due				Current	Total
	30-59 Days	60-89 Days	90 Days or More	Total
	(in millions)

December 31, 2021:
Mortgage loans:
Commercial	$—	$—	$—	$—	$11,434	$11,434	$—	$11,434	$—	$—
Agricultural	1	1	25	27	2,601	2,628	16	2,644	—	—

Total	$1	$1	$25	$27	$14,035	$14,062	$16	$14,078	$—	$—

December 31, 2020:
Mortgage loans:
Commercial	$162	$—	$—	$162	$10,329	$10,491	$—	$10,491	$—	$—
Agricultural	76	7	29	112	2,620	2,732	—	2,732	—	—

Total	$238	$7	$29	$274	$12,949	$13,223	$—	$13,223	$—	$—

(1)	Amounts presented at amortized cost basis.

As of December 31, 2021 and December 31, 2020, the carrying values of problem mortgage loans that had been classified as non-accrual loans were $14 million and $0 million, respectively.

Troubled Debt Restructuring

During the years ended December 31, 2021 and 2020, the Company identified an immaterial amount of TDRs.

Equity Securities

The table below presents a breakdown of unrealized and realized gains and (losses) on equity securities during the year ended December 31, 2021.

Unrealized and Realized Gains (Losses) from Equity Securities(1)

Year Ended December 31,
2021
(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$9
Net investment gains (losses) recognized on securities sold during the period	(2)

Unrealized and realized gains (losses) on equity securities	$7

(1)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see Note 2 of the Notes to these Consolidated Financial Statements – Investments).

Trading Securities

As of December 31, 2021 and December 31, 2020, respectively, the fair value of the Company’s trading securities was $379 million and $5.3 billion. As of December 31, 2021 and December 31, 2020, respectively, trading securities included the General Account’s investment in Separate Accounts, which had carrying values of $44 million and $43 million.

The table below shows a breakdown of net investment income (loss) from trading securities during the years ended December 31, 2021, 2020 and 2019:

Net Investment Income (Loss) from Trading Securities

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$(264)	$96	$422
Net investment gains (losses) recognized on securities sold during the period	206	10	7

Unrealized and realized gains (losses) on trading securities	(58)	106	429
Interest and dividend income from trading securities	92	206	283

Net investment income (loss) from trading securities	$34	$312	$712

Net Investment Income (Loss)

The following table breaks out net investment income (loss) by asset category:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Fixed maturities	$2,293	$2,193	$1,902
Mortgage loans on real estate	547	516	540
Other equity investments	525	79	72
Policy loans	209	198	198
Trading securities	34	312	712
Other investment income	47	49	18

Gross investment income (loss)	3,655	3,347	3,442
Investment expenses	(172)	(139)	(144)

Net investment income (loss)	$3,483	$3,208	$3,298

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and credit losses are as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Fixed maturities	$834	$801	$203
Mortgage loans on real estate	20	(45)	(1)
Other equity investments(1)	—	30	3
Other	(1)	1	1

Investment gains (losses), net	$853	$787	$206

(1)	Investment gains (losses), net of Other equity investments includes Real Estate Held for production during years ended December 31, 2020 and December 31, 2019.

For the years ended December 31, 2021, 2020 and 2019, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders’ account balances totaled $2 million, $2 million and $2 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of TIPS and cash flow hedges, which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of the GMIB features is accounted for as a derivative. In addition, on June 1, 2021, we ceded legacy variable annuity policies sold by the Company between 2006-2008 (the “Block”), comprised of non-New York “Accumulator” policies containing fixed rate GMIB and/or GMDB guarantees. As this contract provides full risk transfer, the benefits of this treaty are accounted for in the same manner as the underlying gross reserves and therefore the Amounts Due from Reinsurers related to the GMIB with NLG are accounted for as an embedded derivative.

The Company has in place an economic hedge program using interest rate swaps and U.S. Treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the SCS variable annuity, SIO in the EQUI-VEST variable annuity series, MSO in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used for General Account Investment Portfolio

The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of CDS. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity’s bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in net derivative gains (losses).

The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDS in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at its option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. The Company purchased CDS to mitigate its exposure to a reference entity through cash positions. These positions do not replicate credit spreads.

To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under the CDS that it sold. The maximum potential amount of future payments the Company could be required to make under the credit derivatives sold is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative’s notional amount. The Standard North American CDS Contract or Standard European Corporate Contract under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

Derivatives Utilized to Hedge Exposure to Foreign Currency Denominated Cash Flows

The Company purchases private placement debt securities and issues funding agreements in the FABN program in currencies other than its functional US dollar currency. The Company enters into cross currency swaps with external counterparties to hedge the exposure of the foreign currency denominated cash flows of these instruments. The foreign currency received from or paid to the cross currency swap counterparty is exchanged for fixed US dollar amounts with improved net investment yields or net product costs over equivalent US dollar denominated instruments issued at that time. The transactions are accounted for as cash flow hedges when they are designated in hedging relationships and qualify for hedge accounting. The first cross currency swap hedges were designated and applied hedge accounting during the quarter ended June 30, 2021.

These cross currency swaps are for the period the foreign currency denominated private placement debt securities and funding agreement are outstanding, with the longest cross currency swap expiring in 2033. Since designation and qualification as cash flow hedges, cross currency swap interest accruals are recognized in Net investment income and in Interest credited to policyholders’ account balances.

The tables below present quantitative disclosures about the Company’s derivative instruments designated in hedging relationships and derivative instruments which have not been designated in hedging relationships, including those embedded in other contracts required to be accounted for as derivative instruments.

The following table presents the gross notional amount and estimated fair value of the Company’s derivatives:

Derivative Instruments by Category

	December 31, 2021			December 31, 2020
		Fair Value			Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Notional Amount	Derivative Assets	Derivative Liabilities
	(in millions)
Derivatives: Designated for Hedge accounting(1)
Cash Flow Hedges:
Currency Swaps	$921	$7	$42	$—	$—	$—
Interest Swaps	955	—	395	957	—	219

Total: Designated for Hedge Accounting	1,876	7	437	957	—	219
Derivatives: Not designated for Hedge accounting(1)
Equity contracts:
Futures(5)	2,213	—	—	4,267	—	—
Swaps(5)	13,310	5	—	22,404	6	—
Options	48,380	12,015	5,059	35,786	8,383	3,715
Interest rate contracts:
Futures(5)	12,455	—	—	18,161	—	—
Swaps(5)	1,876	—	45	22,816	551	434
Swaptions	—	—	—	—	—	—
Credit contracts:
Credit default swaps	619	2	3	919	8	1
Currency contracts:
Currency Swaps	541	1	—	347	—	—
Currency forwards	—	—	—	—	—	—
Other contracts:
Margin	—	102	—	—	26	66
Collateral	—	178	6,154	—	212	3,835

Total: Not designated for Hedge accounting	79,394	12,303	11,261	104,700	9,186	8,051

Embedded Derivatives:
Amounts due from reinsurers(6)	—	5,813	—	—	—	—
GMIB reinsurance contracts(2)	—	2,068	—	—	2,859	—
GMxB derivative features liability(3)	—	—	8,525	—	—	10,936
SCS, SIO, MSO and IUL indexed features(4)	—	—	6,641	—	—	4,378

Total Embedded Derivatives	—	7,881	15,166	—	2,859	15,314

Total derivative instruments	$81,270	$20,191	$26,864	$105,657	$12,045	$23,584

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in GMIB reinsurance contract asset in the consolidated balance sheets.
(3)	Reported in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(4)	Reported in policyholders’ account balances in the consolidated balance sheets.
(5)	Decrease in futures and swaps notional as of December 31, 2021 is primarily due to the Venerable Transaction (see Note 1 of the Notes to these Consolidated Financial Statements).
(6)	Represents GMIB NLG ceded related to the Venerable Transaction.

The following table presents the effects of derivative instruments on the consolidated statements of income and comprehensive income (loss).

	Year Ended December 31, 2021			Year Ended December 31, 2020			Year Ended December 31, 2019
	Net Derivatives Gain (Losses)(1)(2)	Interest Credited To Policyholders Account Balances	AOCI	Net Derivatives Gain (Losses)(1)(2)	Interest Credited To Policyholders Account Balances	AOCI	Net Derivatives Gain (Losses)(1)(2)	Interest Credited To Policyholders Account Balances	AOCI
	(in millions)
Derivatives: Designated for hedge accounting
Cash flow hedges:
Currency swaps	$(2)	$(45)	$5	$—	$—	$—	$—	$—	$—
Interest swaps	(69)	—	(87)	(9)	—	(87)	4	—	(28)

Total: Designated for hedge accounting	(71)	(45)	(82)	(9)	—	(87)	4	—	(28)
Derivatives: Not designated for hedge accounting
Equity contracts:
Futures	(607)	—	—	(955)	—	—	(1,294)	—	—
Swaps	(3,608)	—	—	(3,353)	—	—	(2,405)	—	—
Options	3,883	—	—	1,663	—	—	2,211	—	—
Interest rate contracts:
Futures	(727)	—	—	1,745	—	—	139	—	—
Swaps	(2,316)	—	—	2,832	—	—	2,033	—	—
Swaptions	—	—	—	9	—	—	(35)	—	—
Credit contracts:
Credit default swaps	1	—	—	—	—	—	16	—	—
Currency contracts:
Currency swaps	3	—	—	(2)	—	—	(9)	—	—
Currency forwards	—	—	—	—	—	—	—	—	—
Other contracts:
Margin	—	—	—	—	—	—	—	—	—
Collateral	—	—	—	—	—	—	—	—	—

Total: Not designated for hedge accounting	(3,371)	—	—	1,939	—	—	656	—	—
Embedded Derivatives:
Amounts due from reinsurers	517	—	—	—	—	—	—	—	—
GMIB reinsurance contracts	(777)	—	—	472	—	—	500	—	—
GMxB derivative features liability	2,792	—	—	(2,238)	—	—	(2,439)	—	—
SCS, SIO, MSO and IUL indexed features	(3,760)	—	—	(1,693)	—	—	(2,552)	—	—

Total Embedded Derivatives	(1,228)	—	—	(3,459)	—	—	(4,491)	—	—

Total Derivatives	$(4,670)	$(45)	$(82)	$(1,529)	$—	$(87)	$(3,831)	$—	$(28)

(1)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(2)

For the years ended December 31, 2021 and 2020, investment fees of $15 million and $12 million respectively, are reported in net derivative gains (losses) in the consolidated statements of income (loss).

The table that follow below present a roll-forward of cash flow hedges recognized in AOCI.

Rollforward of Cash flow hedges in AOCI

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Balance, beginning of period	$(126)	$(38)	$(10)
Amount recorded in AOCI	—	—	—
Currency Swaps	(35)	—	—
Interest Swaps	(183)	(108)	(45)

Total Amount recorded in AOCI	(218)	(108)	(45)
Amount reclassified from AOCI to income	—	—	—
Currency Swaps	40	—	—
Interest Swaps	96	20	17
Total Amount reclassified from AOCI to income	136	20	17

Ending Balance, December 31(1)	$(208)	$(126)	$(38)

(1)

The Company does not estimate the amount of the deferred losses in AOCI at years ended December 31, 2021, 2020 and 2019 which will be released and reclassified into Net income (loss) over the next 12 months as the amounts cannot be reasonably estimated.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts as of December 31, 2021 and December 31, 2020 are exchange-traded and net settled daily in cash. As of December 31, 2021 and December 31, 2020, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $90 million and $135 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $196 million and $263 million, and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and EAFE indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $16 million and $35 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2021 and December 31, 2020, respectively, the Company held $6.2 billion and $3.8 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in other invested assets. The Company posted collateral of $178 million and $212 million as of December 31, 2021 and December 31, 2020, respectively, in the normal operation of its collateral arrangements.

The following tables presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2021 and December 31, 2020:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2021

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$12,309	$10,724	$1,585	$(961)	$624
Other financial assets	1,325	—	1,325	—	1,325

Other invested assets	$13,634	$10,724	$2,910	$(961)	$1,949

Liabilities:
Derivative liabilities	$10,738	$10,724	$14	$—	$14
Other financial liabilities	2,064	—	2,064	—	2,064

Other liabilities	$12,802	$10,724	$2,078	$—	$2,078

(1)	Financial instruments sent (held).

	As of December 31, 2020
	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$9,186	$8,206	$980	$(53)	$927
Other financial assets	1,403	—	1,403	—	1,403

Other invested assets	$10,589	$8,206	$2,383	$(53)	$2,330

Liabilities:
Derivative liabilities	$8,218	$8,206	$12	$—	$12
Other financial liabilities	1,568	—	1,568	—	1,568

Other liabilities	$9,786	$8,206	$1,580	$—	$1,580

(1)	Financial instruments sent (held).

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the NYDFS. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31,
	2021	2020
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$5,928	$6,201
Policyholder dividend obligation	—	160
Other liabilities	39	39

Total Closed Block liabilities	5,967	6,400

Assets Designated to the Closed Block:
Fixed maturities AFS, at fair value (amortized cost of $3,185 and $3,359) (allowance for credit losses of $0 and $0)	3,390	3,718
Mortgage loans on real estate (net of allowance for credit losses of $4 and $6)	1,771	1,773
Policy loans	602	648
Cash and other invested assets	63	28
Other assets	90	169

Total assets designated to the Closed Block	5,916	6,336

Excess of Closed Block liabilities over assets designated to the Closed Block	51	64
Amounts included in AOCI:
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $0 and $160; and net of income tax: $(43) and $(42)	172	167

Maximum future earnings to be recognized from Closed Block assets and liabilities	$223	$231

The Company’s Closed Block revenues and expenses were as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Revenues:
Premiums and other income	$144	$157	$182
Net investment income (loss)	237	251	278
Investment gains (losses), net	4	—	(1)

Total revenues	385	408	459

Benefits and Other Deductions:
Policyholders’ benefits and dividends	372	399	439
Other operating costs and expenses	3	1	2

Total benefits and other deductions	375	400	441

Net income (loss), before income taxes	10	8	18
Income tax (expense) benefit	(2)	(2)	(2)

Net income (loss)	$8	$6	$16

A reconciliation of the Company’s policyholder dividend obligation follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Beginning balance	$160	$2	$—
Unrealized investment gains (losses)	(160)	158	2

Ending balance	$—	$160	$2

6)	DAC AND POLICYHOLDER BONUS INTEREST CREDITS

Changes in the DAC asset for the years ended December 31, 2021, 2020 and 2019 were as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Balance, beginning of year(1)	$3,816	$4,225	$4,959
Capitalization of commissions, sales and issue expenses	724	564	646
Amortization:
Impact of assumptions updates and model changes	19	(866)	77
All other	(475)	(467)	(597)

Total amortization	(456)	(1,333)	(520)
Change in unrealized investment gains and losses	183	360	(863)

Balance, end of year	$4,267	$3,816	$4,222

(1)	December 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

The deferred asset for policyholder bonus interest credits is reported in other assets in the consolidated balance sheets and changes in the deferred asset for policyholder bonus Interest credits are reported in interest credited to policyholders’ account balances. For the years ended December 31, 2021, 2020 and 2019 changes were as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Balance, beginning of year	$405	$431	$448
Amortization charged to income	(44)	(26)	(17)

Balance, end of year	$361	$405	$431

7)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. For the periods ended December 31, 2021 and December 31, 2020, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2021

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$46,231	$1,493	$47,724
U.S. Treasury, government and agency	—	15,214	—	15,214
States and political subdivisions	—	562	35	597
Foreign governments	—	1,152	—	1,152
Residential mortgage-backed(2)	—	90	—	90
Asset-backed(3)	—	5,897	8	5,905
Commercial mortgage-backed	—	2,321	20	2,341
Redeemable preferred stock	—	53	—	53

Total fixed maturities, AFS	—	71,520	1,556	73,076
Other equity investments	243	434	5	682
Trading securities	193	186	—	379
Other invested assets:
Short-term investments	—	—	—	—
Assets of consolidated VIEs/VOEs	—	—	8	8
Swaps	—	(469)	—	(469)
Credit default swaps	—	(1)	—	(1)
Options	—	6,956	—	6,956

Total other invested assets	—	6,486	8	6,494
Cash equivalents	1,109	273	—	1,382
Amounts due from reinsurer(5)	—	—	5,813	5,813
GMIB reinsurance contracts asset	—	—	2,068	2,068
Separate Accounts assets(4)	140,740	2,565	1	143,306

Total Assets	$142,285	$81,464	$9,451	$233,200

Liabilities:
GMxB derivative features’ liability	$—	$—	$8,525	$8,525
SCS, SIO, MSO and IUL indexed features’ liability	—	6,641	—	6,641

Total Liabilities	$—	$6,641	$8,525	$15,166

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate. As of December 31, 2021 the fair value of such investments was $404 million.

(5)	This represents GMIB NLG ceded reserves related to Venerable transaction. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable transaction.

Fair Value Measurements as of December 31, 2020

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$51,415	$1,687	$53,102
U.S. Treasury, government and agency	—	15,943	—	15,943
States and political subdivisions	—	535	39	574
Foreign governments	—	1,103	—	1,103
Residential mortgage-backed(2)	—	131	—	131
Asset-backed(3)	—	3,636	20	3,656
Commercial mortgage-backed	—	1,203	—	1,203
Redeemable preferred stock	402	239	—	641

Total fixed maturities, AFS	402	74,205	1,746	76,353
Other equity investments	13	—	2	15
Trading securities	285	5,055	—	5,340
Other invested assets:
Short-term investments	—	82	1	83
Assets of consolidated VIEs/VOEs	—	—	12	12
Swaps	—	(96)	—	(96)
Credit default swaps	—	7	—	7
Options	—	4,668	—	4,668

Total other invested assets	—	4,661	13	4,674
Cash equivalents	1,183	287	—	1,470
GMIB reinsurance contracts asset	—	—	2,859	2,859
Separate Accounts assets(4)	130,106	2,668	1	132,775

Total Assets	$131,989	$86,876	$4,621	$223,486

Liabilities:
GMxB derivative features’ liability	$—	$—	$10,936	$10,936
SCS, SIO, MSO and IUL indexed features’ liability	—	4,378	—	4,378

Total Liabilities	$—	$4,378	$10,936	$15,314

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. As of December 31, 2020 the fair value of such investments was $356 million.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 of the Notes to these Consolidated Financial Statements are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS, EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are classified as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract assets which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities’ fair value reflects the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features’ liability over a range of market-consistent economic scenarios.

Also included are the Amounts due from Reinsurers related to the GMIB NLG product features (GMIB NLG Reinsurance). The fair value reflects the present value of reinsurance premiums, net of recoveries, adjusted for risk margins and nonperformance risk over a range of market consistent economic scenarios.

The valuations of the GMIB reinsurance contract asset, GMIB NLG Reinsurance and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset, GMIB NLG Reinsurance and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the US Treasury curve for non-performance risk is made to the fair values of the GMIB reinsurance contract asset, GMIB NLG Reinsurance and GMIBNLG feature to reflect the claims-paying ratings of counterparties and the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature and GMIB NLG Reinsurance , adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $148 million and $160 million as of December 31, 2021 and December 31, 2020, respectively, to recognize incremental counterparty non-performance risk.

After giving consideration to collateral arrangements, the Company reduced the fair value of its Amounts due from Reinsurers by $210 million at December 31, 2021 to recognize incremental counterparty non-performance risk.

Lapse rates are adjusted at the contract level based on a comparison of the actuarial calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2021, fixed maturities with fair values of $713 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, fixed maturities with fair value of $27 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 8.5% of total equity as of December 31, 2021.

During the year ended December 31, 2020, fixed maturities with fair values of $103 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, fixed maturities with fair value of $184 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 2.5% of total equity as of December 31, 2020.

The tables below present reconciliations for all Level 3 assets and liabilities and changes in unrealized gains (losses) for the years ended December 31, 2021, 2020 and 2019, respectively.

	Corporate	State and Political Subdivisions	CMBS	Asset- backed	Trading Securities, at Fair Value
	(in millions)
Balance, January 1, 2021	$1,687	$39	$—	$20	$—
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	5	—	—	—	—
Investment gains (losses), net	(16)	—	—	—	—

Subtotal	(11)	—	—	—	—
Other comprehensive income (loss)	34	(2)	—	—	—
Purchases	937	—	20	6	—
Sales	(468)	(2)	—	(18)	—
Activity related to consolidated VIEs/VOEs	—	—		—	—
Transfers into Level 3(1)	27	—	—	—	—
Transfers out of Level 3(1)	(713)	—	—	—	—

Balance, December 31, 2021	$1,493	$35	$20	$8	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$28	$(2)	$—	$—	$—

Balance, January 1, 2020	$1,246	$39	$—	$100	$—
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—	—	—
Investment gains (losses), net	(16)	—	—	—	—

Subtotal	(12)	—	—	—	—

	Corporate	State and Political Subdivisions	CMBS	Asset- backed	Trading Securities, at Fair Value
	(in millions)
Other comprehensive income (loss)	$(17)	$2	$—	$—	$—
Purchases	513	—	—	20	—
Sales	(224)	(2)	—	—	—
Transfers into Level 3(1)	184	—	—	—	—
Transfers out of Level 3(1)	(3)	—	—	(100)	—

Balance, December 31, 2020	$1,687	$39	$—	$20	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$(18)	$2	$—	$—	$—

Balance, January 1, 2019	$1,174	$38	$—	$519	$29
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—	—	—
Investment gains (losses), net	—	—	—	—	—

Subtotal	4	—	—	—	—
Other comprehensive income (loss)	5	3	—	1	—
Purchases	273	—	—	100	—
Sales	(120)	(2)	—	(84)	—
Transfers into Level 3(1)	14	—	—	—	—
Transfers out of Level 3(1)	(104)	—	—	(436)	(29)

Balance, December 31, 2019	$1,246	$39	$—	$100	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period (2)	$3	$3	$—	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2021, December 31, 2020 and December 31, 2019 amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

	Other Equity Investments(7)	Amounts Due from Reinsurers	GMIB Reinsurance Contract Asset	Separate Accounts Assets	GMxB Derivative Features Liability
	(in millions)
Balance, January 1, 2021	$15	$—	$2,859	$1	$(10,936)
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	2		—	—	—
Net derivative gains (losses)(1)	—	517	(777)	—	2,792

Total realized and unrealized gains (losses)	2	517	(777)	—	2,792
Purchases(2)	1	73	44	1	(458)
Sales(3)	(1)	(36)	(58)	—	77
Settlements	—	—	—	—	—
Other(5)	—	5,259	—	—	—
Activity related to consolidated VIEs/VOEs	(4)	—	—	—	—
Transfers into Level 3(4)	—	—	—	—	—
Transfers out of Level 3(4)	—	—	—	(1)	—

Balance, December 31, 2021	$13	$5,813	$2,068	$1	$(8,525)

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(6)	$2	$517	$(777)	$—	$2,792

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(6)	$—	$—	$—	$—	$—

Balance, January 1, 2020	$16	$—	$2,466	$—	$(8,316)
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	—	—	—	—	—
Net derivative gains (losses)	—	—	472	—	(2,238)
Total realized and unrealized gains (losses)	—	—	472	—	(2,238)
Purchases(2)	3	—	45	1	(441)
Sales(3)	—	—	(79)	—	59
Settlements	—	—	—	—	—
Change in estimate	—	—	(45)	—	—
Activity related to consolidated VIEs/VOEs	(4)	—	—	—	—
Transfers into Level 3(4)	—	—	—	—	—
Transfers out of Level 3(4)	—	—	—	—	—

Balance, December 31, 2020	$15	$—	$2,859	$1	$(10,936)

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(6)	$—	$—	$472	$—	$(2,238)

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(6)	$—	$—	$—	$—	$—

Balance, January 1, 2019	$19	$—	$1,993	$21	$(5,491)

	Other Equity Investments(7)	Amounts Due from Reinsurers	GMIB Reinsurance Contract Asset	Separate Accounts Assets	GMxB Derivative Features Liability
	(in millions)
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), net	$—	$—	$—	$—	$—
Net derivative gains (losses)	—	—	500	—	(2,439)

Total realized and unrealized gains (losses)	—	—	500	—	(2,439)
Purchases	—	—	45	—	(417)
Sales	—	—	(72)	(1)	31
Settlements	—	—	—	(2)	—
Activity related to consolidated VIEs/VOEs	(3)	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	(18)	—

Balance, December 31, 2019	$16	$—	$2,466	$—	$(8,316)

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period	$—	$—	$500	$—	$(2,439)

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period	$—	$—	$—	$—	$—

(1)

For the years ended December 31, 2021 and 2020, the Company’s non-performance risk impact of $(217) million and $(758) million for the GMxB Derivative Features Liability, $(26) million and $14 million for the GMIB Reinsurance Contract Asset, and $(19) million and $0 million for the Amounts due from Reinsurers, respectively, is recorded through Net derivative gains (losses).

(2)	For the GMIB reinsurance contract asset, Amounts Due from Reinsurers and GMxB derivative features liability, represents attributed fee.
(3)	For the GMIB reinsurance contract asset and Amounts Due from Reinsurers, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
(4)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(5)	Represents the opening ceded balance from the Venerable transaction of the GMxB with no lapse guarantee riders.
(6)

For instruments held as of December 31, 2021, December 31, 2020 and December 31, 2019, amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

(7)	Other Equity Investments include other invested assets.

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2021 and December 31, 2020, respectively.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2021

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average (2)
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$248	Matrix pricing model	Spread over Benchmark	20 bps - 270 bps	146 bps

	888	Market comparable companies	EBITDA multiples Discount Rate Cashflow Multiples Loan to Value	4.9x - 62.3x 6.2% - 21.5% 0.5x - 10.0x 3.1% - 63.4%	13.0x 9.1% 5.5x 30.8%

Other equity investments	4	Market comparable companies	Revenue multiple	7.8x - 10.3x	9.5x

GMIB reinsurance contract asset	2,068	Discounted cash flow	Lapse rates Withdrawal Rates GMIB Utilization Rates Non-performance risk Volatility rates - Equity Mortality: Ages 0-40 Ages 41-60 Ages 61-115	0.45% - 20.86% 0.27% - 8.66% 0.04% - 60.44% 57 bps - 93 bps 11% - 31% 0.01% - 0.17% 0.06% - 0.53% 0.31% - 40.00%	2.65% 0.93% 5.27% 60 bps 24% 2.79% (same for all ages) (same for all ages)

Amount Due from Reinsurers	5,813	Discounted Cash Flow	Lapse rates Withdrawal Rates GMIB Utilization Rates Non-performance risk (bps) Volatility rates - Equity Mortality: Ages 0-40 Ages 41-60 Ages 61-115	0.45% - 20.86% 0.27% - 8.66% 0.04% - 60.44% 37 bps 11% - 31% 0.01% - 0.17% 0.06% - 0.53% 0.31% - 40.00%	1.70% 1.18% 7.20% 37 bps 24% 2.17% (same for all ages) (same for all ages)

Liabilities:
GMIBNLG	8,503	Discounted cash flow	Non-performance risk Lapse Withdrawal Annuitization Mortality (1): Ages 0-40 Ages 41-60 Ages 61-115	111 bps 1.04% - 23.57% 0.27% - 8.66% 0.03% - 100.00% 0.01% - 0.19% 0.07% - 0.57% 0.44% - 43.60%	111 bps 3.55% 1.04% 5.24% 1.62% (same for all ages) (same for all ages)

GWBL/GMWB	99	Discounted cash flow	Lapse rates Withdrawal Rates Utilization Rates Volatility rates - Equity Non-performance risk	0.60% - 20.86% 0.00% - 8.00% 100% once starting 11% - 31% 111 bps	2.65% 0.93% 24%

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average (2)
	(in millions)

GIB	$(75)	Discounted cash flow	Lapse rates Withdrawal Rates Utilization Rates Volatility rates - Equity Non-performance risk	0.60% - 20.86% 0.13% - 8.66% 0.04% - 100.00% 11% - 31% 111 bps	2.65% 0.93% 5.27% 24%

GMAB	(3)	Discounted cash flow	Lapse rates Volatility rates - Equity Non-performance risk	0.60% - 20.86% 11% - 31% 111 bps	2.65% 24%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

For lapses, withdrawals, and utilizations the rates were weighted by counts, for mortality weighted average rates are shown for all ages combined and for withdrawals the weighted averages were based on an estimated split of partial withdrawal and dollar-for-dollar withdrawals.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2020

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average(2)
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$ 28	Matrix pricing model	Spread over benchmark	45 - 195 bps	152 bps

	1,148	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.5x - 33.1x 5.6% - 28.4% 1.9x -25.0x	10.8x 8.6% 6.8x

Other equity investments	2	Market comparable companies	Revenue multiple	9.7x - 26.4x	18.5x

GMIB reinsurance contract asset	2,859	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates (1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	43 - 85 bps 0.6%-16% 0%-2% 0%-61% 7%-32% 0.01%-0.18% 0.07%-0.54% 0.42%-42.20%	50 bps 1.69% 0.91% 5.82% 24% 2.80% (same for all ages) (same for all ages)

Liabilities:
GMIBNLG	10,713	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates (1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	96.0 bps 1.1%-25.7% 0.4%-2% 0%-100% 0.01%-0.19% 0.06%-0.53% 0.41%-41.39%	3.19% 0.93% 5.51% 1.56% (same for all ages) (same for all ages)

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average(2)
	(in millions)
Assets:

GWBL/GMWB	$ 190	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	96.0 bps 0.8%-16% 0%-8% 100% once starting 7%-32%	1.69% 0.91% 24%

GIB	31	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	96.0 bps 0.8%-15.6% 0%-2% 0%-100% 7%-32%	1.69% 0.91% 5.82% 24%

GMAB	2	Discounted cash flow	Non-performance risk Lapse rates Volatility rates - Equity	96.0 bps 0.8%-16% 7%-32%	1.69% 24%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

For lapses, withdrawals, and utilizations the rates were weighted by counts, for mortality weighted average rates are shown for all ages combined and for withdrawals the weighted averages were based on an estimated split of partial withdrawal and dollar-for-dollar withdrawals.

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2021 and December 31, 2020, respectively, are approximately $430 million and $586 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

•	The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

•	Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above as of December 31, 2021 and December 31, 2020, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

•	Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit risk transfer securities, and equipment financings. Included in the tables above as of December 31, 2021 and December 31, 2020, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

GMIB Reinsurance Contract Asset, Amounts Due from Reinsurers and GMxB Derivative Features

Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIB reinsurance contract asset are lapse rates, withdrawal rates, and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

Fair value measurement of the GMIB reinsurance contract asset, GMIB NLG Reinsurance and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIBNLG liability and GMIB NLG Reinsurance are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability and GMIB NLG Reinsurance, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability and GMIB NLG Reinsurance.

The significant unobservable inputs used in the fair value measurement of the Company’s GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements

The carrying values and fair values as of December 31, 2021 and December 31, 2020 for financial instruments not otherwise disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements are presented in the table below:

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2021:
Mortgage loans on real estate	$14,016	$—	$—	$14,291	$14,291
Policy loans	$3,540	$—	$—	$4,512	$4,512
Loans to affiliates	$1,900	$—	$1,974	$—	$1,974
Policyholders’ liabilities: Investment contracts(1)	$1,916	$—	$—	$1,980	$1,980
FHLB funding agreements	$6,647	$—	$6,679	$—	$6,679
FABN funding agreements	$6,689	$—	$6,626	$—	$6,626
Separate Accounts liabilities	$11,620	$—	$—	$11,620	$11,620

December 31, 2020:
Mortgage loans on real estate	$13,142	$—	$—	$13,474	$13,474
Policy loans	$3,635	$—	$—	$4,794	$4,794
Loans to affiliates	$900	$—	$938	$—	$938
Policyholders’ liabilities: Investment contracts	$2,069	$—	$—	$2,275	$2,275
FHLB funding agreements	$6,897	$—	$6,990	$—	$6,990
FABN funding agreements	$1,939	$—	$1,971	$—	$1,971
Separate Accounts liabilities	$10,081	$—	$—	$10,081	$10,081

(1)	As of December 31, 2021, reflects transfer of certain policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.

Mortgage Loans on Real Estate

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Loans to Affiliates

The fair value of loans to affiliates is calculated by matrix or model pricing. The matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

FHLB Funding Agreements

The fair values of the Company’s FHLB funding agreements are determined by discounted cash flow analysis based on the indicative funding agreement rates published by the FHLB.

FABN Funding Agreements

The fair values of the Company’s FABN funding agreements are determined by Bloomberg’s evaluated pricing service, which uses direct observations or observed comparables.

Policyholder Liabilities — Investment Contracts and Separate Accounts Liabilities

The fair values for deferred annuities and certain annuities, which are included in Policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

Otherwise Not Required to be Included in the Table Above

The Company’s investment in COLI policies are recorded at their cash surrender value and are therefore not required to be included in the table above. See Note 2 of the Notes to these Consolidated Financial Statements for details of investments in COLI policies.

8)	INSURANCE LIABILITIES

Variable Annuity Contracts — GMDB, GMIB, GIB and GWBL and Other Features

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•	Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without NLG Rider Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without a NLG feature are summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the consolidated balance sheets in future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the consolidated balance sheets in amounts due from reinsurers. The amounts for the ceded GMIB that are reflected in the consolidated balance sheets in GMIB reinsurance contract asset are, at fair value.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and No NLG Feature

Year Ended December 31, 2021, 2020 and 2019

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)

Balance, January 1, 2019	$4,657	$(107)	$3,744	$(1,993)
Paid guarantee benefits	(438)	14	(256)	72
Other changes in reserve	556	(6)	1,183	(545)

Balance, December 31, 2019	4,775	(99)	4,671	(2,466)
Paid guarantee benefits	(495)	15	(293)	79
Other changes in reserve	813	—	1,647	(472)

Balance, December 31, 2020	5,093	(84)	6,025	(2,859)
Paid guarantee benefits	(461)	113	(377)	58
Other changes in reserve	379	(90)	304	735
Impact of the Venerable transaction (1)	—	(2,176)	—	(2,141)

Balance, December 31, 2021	$5,011	$(2,237)	$5,952	$(4,207)

(1)	Includes the impact as of June 1, 2021 on the ceded reserves to Venerable. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable transaction.

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features, the liability for SCS, SIO, MSO and IUL indexed features and the asset and liability for the GMIB reinsurance contracts and amounts due from reinsurers related to GMIB NLG product features (GMIB NLG Reinsurance) are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 7 of the Notes to these Consolidated Financial Statements.

Account Values and Net Amount at Risk

Account Values and NAR for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2021 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

Direct Variable Annuity Contracts with GMDB and GMIB Features as of December 31, 2021

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up		Combo		Total
	(in millions, except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$16,188	$84	$51		$156		$16,479
Separate Accounts	59,603	9,804	3,412		34,486		107,305

Total Account Values	$75,791	$9,888	$3,463		$34,642		$123,784

NAR, gross	$90	$29	$1,333		$15,732		$17,184

NAR, net of amounts reinsured	$86	$26	$937		$7,948		$8,997

Average attained age of policyholders (in years)	51.5	69.1	75.5		71.1		55.6
Percentage of policyholders over age 70	11.7%	51.3%	72.6%		57.5%		20.7%
Range of contractually specified interest rates	N/A	N/A	3% -	6%	3% - 6.	5%	3% - 6.	5%
Variable annuity contracts with GMIB features
Account Values invested in:
General Account	$—	$—	$16		$202		$218
Separate Accounts	—	—	26,173		36,833		63,006

Total Account Values	$—	$—	$26,189		$37,035		$63,224

NAR, gross	$—	$—	$632		$9,093		$9,725

NAR, net of amounts reinsured	$—	$—	$202		$3,708		$3,910

Average attained age of policyholders (in years)	N/A	N/A	65.0		70.8		68.7
Weighted average years remaining until annuitization	N/A	N/A	6.0		0.6		2.6
Range of contractually specified interest rates	N/A	N/A	3% -	6%	3% - 6.	5%	3% - 6.	5%

For more information about the reinsurance programs of the Company’s GMDB and GMIB exposure, see “Reinsurance” in Note 10 of the Notes to these Consolidated Financial Statements.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2021		2020
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$52,744	$20,009	$46,850	$18,771
Fixed income	5,384	2,505	5,506	2,701
Balanced	48,152	40,228	47,053	39,439
Other	1,025	264	1,111	275

Total	$107,305	$63,006	$100,520	$61,186

Hedging Programs for GMDB, GMIB, GIB and Other Features

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the NLG liabilities, reflected in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets, is summarized in the table below.

	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance, January 1, 2019	$788	$(734)	$54
Paid guarantee benefits	(20)	—	(20)
Other changes in reserves	126	(74)	52

Balance, December 31, 2019	894	(808)	86
Paid guarantee benefits	(40)	—	(40)
Other changes in reserves	162	(75)	87

Balance, December 31, 2020	1,016	(883)	133
Paid guarantee benefits	(84)	—	(84)
Other changes in reserves	158	(45)	113

Balance at December 31, 2021	$1,090	$(928)	$162

9)	LEASES

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 10 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

		December 31,
	Balance Sheet Line Item	2021	2020
		(in millions)
Assets
Operating lease assets	Other assets	$215	$272
Liabilities
Operating lease liabilities	Other liabilities	$278	$350

The table below summarizes the components of lease costs for the years ended December 31, 2021, 2020 and 2019.

Lease Costs

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Operating lease cost	$73	$77	$77
Variable operating lease cost	10	11	10
Sublease income	(18)	(18)	(16)
Short-term lease expense	—	—	2

Net lease cost	$65	$70	$72

Maturities of lease liabilities as of December 31, 2021 are as follows:

Maturities of Lease Liabilities

December 31, 2021
(in millions)
Operating Leases:
2022	$94
2023	83
2024	30
2025	26
2026	22
Thereafter	42

Total lease payments	297
Less: Interest	(19)

Present value of lease liabilities	$278

During December 2020, Equitable Financial signed a 15-year lease which is expected to commence in 2023 once certain conditions of the lease are met, relating to approximately 130,000 square feet of space in New York City. In September 2021, Equitable Financial exercised its option to decrease the square footage under the lease by approximately 41,000 square feet, which reduced the square footage to approximately 89,000 square feet. Additionally, during December 2021, Equitable Financial amended its Syracuse office lease. The amendment included extending for an additional 5-year period, commencing January 1, 2024, approximately 143,000 square feet of space in Syracuse, NY.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages — Remaining Operating Lease Term and Discount Rate

	December 31,
	2021	2020
Weighted-average remaining operating lease term	5 years	5 years
Weighted-average discount rate for operating leases	2.90%	3.00%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$94	$94	87
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$26	$20	50

10)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance. The impact of the reinsurance transaction described above results in an increase in reinsurance ceded.

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Direct premiums	$762	$764	$868
Reinsurance assumed	181	195	194
Reinsurance ceded	(193)	(153)	(126)

Premiums	$750	$806	$936

Direct charges and fee income	$3,962	$2,684	$2,721
Reinsurance ceded	(571)	780	766

Policy charges and fee income	$3,391	$3,464	$3,487

Direct policyholders’ benefits	$3,553	$5,233	$4,298
Reinsurance assumed	243	218	217
Reinsurance ceded	(814)	(500)	(427)

Policyholders’ benefits	$2,982	$4,951	$4,088

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

On June 1, 2021, Holdings completed the sale of CSLRC to VIAC. Immediately following the closing of the Transaction, CSLRC and Equitable Financial entered into the Reinsurance Agreement, pursuant to which Equitable Financial ceded to

CSLRC, on a combined coinsurance and modified coinsurance basis, legacy variable annuity policies sold by Equitable Financial between 2006-2008. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable Transaction.

As of December 31, 2021 and December 31, 2020, the Company had reinsured with non-affiliates in the aggregate approximately 47.6% and 2.6%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 59.8% and 13.4% of its current liability exposure, respectively, resulting from the GMIB feature. For additional information, see Note 8 of the Notes to these Consolidated Financial Statements.

In addition to the above, the Company cedes substantially all of its group health business to a third-party insurer, cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements.

The following table summarizes the ceded reinsurance GMIB reinsurance contracts, third-party recoverables, amount due to reinsurance and assumed reserves..

	December 31,
	2021	2020
	(in millions)
Ceded Reinsurance:
Estimated net fair values of ceded GMIB reinsurance contracts, considered derivatives (1)	$2,068	$2,859
Estimated net fair values of ceded GMIB NLG ceded reserves to Venerable (2)	5,813	—
Third-party reinsurance recoverables related to insurance contracts	12,459	2,245
Top reinsurers:
Venerable Insurance and Annuity Company (A- KBRA (IFRS) rating)	10,335	N/A
Zurich Life Insurance Company, Ltd. (AA- SAP rating)	1,318	1,421
Ceded group health reserves	40	48
Third-party reinsurance payables related to insurance contracts	127	113
Top reinsurers:
Venerable Insurance and Annuity Company	27	N/A
Assumed Reinsurance:
Reinsurance assumed reserves	758	721

(1)	The estimated fair values increased $(791) million $393 million and $475 million for the years ended December 31, 2021, 2020 and 2019, respectively.
(2)	Reported in amounts due from reinsurers. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable transaction.

11)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions.

Cost Sharing and General Service Agreements

Equitable Financial has a general services agreement with Holdings whereby Equitable Financial will benefit from the services received by Holdings its affiliates. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various affiliates. Equitable Financial continues to provide services to Holdings and various Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $30 million, $41 million and $73 million for the years ended December 31, 2021, 2020 and 2019, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

Investment Management and Service Fees and Expenses

EIMG, a subsidiary of Equitable Financial, provides investment management services to EQAT, EQ Premier VIP Trust, 1290 Funds and other trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

On June 22, 2021, Holdings completed the formation of Equitable Investment Management, LLC, (“EIM”), a wholly owned indirect subsidiary of Holdings. Effective August 1, 2021, following the formation of EIM, EIMG terminated, and EIM, entered into certain administrative agreements with separate accounts held by the Company. In addition, on October 1, 2021, the Company entered into an investment advisory and management agreement in which EIM became the investment manager for the Company’s general account portfolio. The Company recorded investment management fee expense from EIM of $46 million for the year ended December 31, 2021.

AB provides investment management and related services to various funds held by the Company. The Company recorded investment management fee expense from AB of $102 million, $109 million and $102 million for the years ended December 31, 2021, 2020 and 2019, respectively.

As of December 31, 2021 and 2020, respectively, the Company held approximately $313 million and $64 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2 of the Notes to these Consolidated Financial Statements. These legal entities are related parties of Equitable Financial. The Company reflects these equity interest in the consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $968 million and $623 million as of December 31, 2021 and 2020, respectively. The Company also has approximately $126 million and $90 million of unfunded commitments as of December 31, 2021 and 2020, respectively with these legal entities.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

Equitable Financial pays commissions and fees to Equitable Distribution Holding Corporation and its subsidiaries (“Equitable Distribution”) for sales of insurance products. The commissions and fees paid to Equitable Distribution are based on various selling agreements.

Insurance-Related Transactions with Affiliates

The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to Equitable Financial. As of December 31, 2021, the Company’s GMIB reinsurance contract asset with EQ AZ Life Re had carrying values of $220 million and is reported in GMIB contract reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2021, 2020 and 2019 totaled approximately $48 million, $51 million and $62 million, respectively. Ceded claims paid in 2021, 2020 and 2019 were $93 million, $72 million and $52 million, respectively.

Investments in Unconsolidated Equity Interests in Affiliates

As of December 31, 2021 and 2020, respectively, the Company held approximately $278 million and $218 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2 of the Notes to these Consolidated Financial Statements. These legal entities are related parties of Equitable Financial. The Company reflects these equity interest in the consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $12 billion and $13 billion as of December 31, 2021 and 2020, respectively. The Company also has approximately $157 million and $163 million of unfunded commitments as of December 31, 2021 and 2020, respectively with these legal entities.

Loans Issued to Holdings

In June 2021, Equitable Life made a $1.0 billion 10-year term loan to Holdings. The loan has an interest rate of 3.23% and matures in June 2031.As of December 31, 2021, the amount outstanding was $1.0 billion.

In November 2019, Equitable Financial made a $900 million loan to Holdings. The loan has an interest rate of one-month LIBOR plus 1.33%. The loan matures on November 24, 2024. As of December 31, 2021 and 2020, the amount outstanding was $900 million.

In April 2018, Equitable Financial made a $800 million loan to Holdings. The loan had an interest rate of 3.69% and a maturity of April 2021. During the years ended December 2020 and 2019 Holdings repaid $300 million, and $300 million in principal, respectively. As of December 31, 2020, the loan was repaid in full with no amount outstanding.

Revenues and Expenses Transactions with Equitable Affiliates

The table below summarizes the fees received/paid by the Company and the expenses reimbursed to/from the Company in connection with certain services described above for the years ended December 31, 2021, 2020 and 2019.

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT, EQ Premier VIP Trust, 1290 Funds and other trusts	$757	$724	$669
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	38	38	39

Total	$795	$762	$708

Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by Equitable Network	$712	$625	$573

Total	$712	$625	$573

Contribution to the Equitable Foundation

The Equitable Foundation is the philanthropic arm of Equitable Financial. The Company made no funding contributions in 2021 and 2020. For the year 2019, Equitable Financial made a funding contribution to the of $25 million.

12)	EMPLOYEE BENEFIT PLANS

Equitable Financial sponsors the following employee benefit plans:

401(k) Plan

Equitable Financial sponsors the Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for a company contribution, a company matching contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $29 million, $19 million and $22 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Pension Plan

Equitable Financial sponsors the Equitable Retirement Plan (the “ Equitable Financial QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Financial under the Equitable Financial QP was transferred from Equitable Financial to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Financial remains secondarily liable for its obligations under the Equitable Financial QP and would recognize such liability in the event Holdings does not perform.

The Equitable Financial QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2021, 2020 and 2019, (income)/expenses related to the plan were $(12) million, $9 million and $21 million, respectively.

The following table presents the funded status of the plan:

	December 31,
	2021	2020
	(in millions)
Equitable Retirement Plan
Total plan assets	$2,395	$2,341

Accumulated benefit obligation	$2,045	$2,239

Funded status	117.1%	104.5%

Other Benefit Plans

Equitable Financial also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $23 million, $32 million and $47 million for the years ended December 31, 2021, 2020 and 2019, respectively.

13)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for Years Ended December 31, 2021, 2020 and 2019 for share-based payment arrangements as further described herein are as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Performance Shares	$12	$13	$10
Stock Options	—	5	3
Restricted Stock Unit Awards	27	18	15

Total Compensation Expenses	$39	$36	$28

Income Tax Benefit	8	7	10

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (together the “Omnibus Plans”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2021, the common stock reserved and available for issuance under the Omnibus Plans was 22 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Financial’s Participation in Holdings’ Equity Award Plans

Equitable Financial’s employees, financial professionals and directors in 2019 and 2018 were granted equity awards under the Omnibus Plans with the exception of the Holdings restricted stock units (“Holdings RSUs”) granted to financial professionals in 2018. All grants discussed in this section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals in 2019 and 2018 which will be settled in cash.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2021, 2020 and 2019 grants were considered immaterial in the recognition of compensation cost.

Annual Awards

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’ equity programs for 2021, 2020 and 2019 consisted of a mix of equity vehicles including Holdings RSUs, Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Financial employees vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Under the 2020 equity program, eligible Equitable Financial financial professionals were granted stock-settled Holdings RSUs which vest ratably in equal annual installments over a three-year period and are equity-classified. The fair value of these awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Under the 2019 and 2018 equity programs, Equitable Financial financial professionals were granted cash-settled Holdings RSUs which vest ratably in equal installments over a three-year period. The cash payment for each RSU will equal the average closing price for a Holdings share on the NYSE over the 20 trading days immediately preceding the vesting date. These awards are liability-classified and require fair value remeasurement based upon the price of a Holdings share at the close of each reporting period.

Holdings Stock Options

Holdings stock options granted to Equitable Financial employees have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries. The total grant date fair value of Holdings stock options will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equity Financial employees are subject to performance conditions and a three-year cliff-vesting. The performance shares consist of two distinct tranches; one based on Holding’s return-on-equity targets (the “ROE Performance Shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares is established once all of Holdings’ applicable Non-GAAP ROE targets are determined and approved.The fair value of the awards was measured using the closing price of the Holdings share on the grant date.

The grant-date fair value of the TSR Performance Shares was measured using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings makes annual grants of unrestricted Holdings shares to non-employee directors of Holdings and Equitable Financial. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

One-Time Awards Granted in 2018

Transaction Incentive Awards

On May 9, 2018, coincident with the IPO, Holdings granted one-time “Transaction Incentive Awards” to executive officers and certain employees in the form of 722 thousand Holdings RSUs. Fifty percent of the Holdings RSUs vested based on service over the two-year period from the IPO date (the “Service Units”), and fifty percent vest based on service or market condition (the “Performance Units”). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. The market condition was achieved during 2021 and the RSUs fully vesting during this period.

Prior Equity Award Grants

In 2017 and prior years, equity awards for employees, financial professional and directors in our businesses were available under the umbrella of AXA’s global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA’s stock.

employees were granted AXA ordinary share options under the Stock Option Plan, AXA performance shares under the Performance Share Plan and financial professionals were granted performance units under the AXA Advisors Performance Unit Plan.

The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2021 as follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price

Options Outstanding at January 1, 2021	2,819	$21.12	1,417	€ 20.09
Options granted	—	12.26	—	—
Options exercised	(1,005)	20.51	(601)	19.50
Options forfeited, net	(150)	21.88	(86)	22.59
Options expired	—	—	—	—

Options Outstanding at December 31, 2021	1,664	$21.66	730	€ 22.44

Aggregate intrinsic value(1)		$5,186		(€ 2,011)

Weighted average remaining contractual term (in years)	7.7		4.69

Options Exercisable at December 31, 2021	690	$—	633	€22.44

Aggregate intrinsic value(1)		$2,227		(€ 1,744)

Weighted average remaining contractual term (in years)	7.55		4.52

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2021 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher than market prices, intrinsic value is shown as zero.

A summary of stock option grant assumptions activity in the AXA and Holdings option plans during 2021, 2020, and 2019 follows:

	EQH Shares(1)
	2021(2)	2020	2019

Dividend yield	—%	2.59%	2.77%
Expected volatility	—%	26.00%	25.70%
Risk-free interest rates	—%	1.19%	2.49%
Expected life in years	—	6.0	5.8
Weighted average fair value per option at grant date	$—	$4.37	$3.82

(1)

The expected volatility is based on historical selected peer data, the weighted average expected term is determined by using the simplified method due to lack of sufficient historical data, the expected dividend yield based on Holdings’ expected annualized dividend, and the risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term.

(2)	No stock options granted during 2021.

As of December 31, 2021, approximately $97 thousand of unrecognized compensation cost related to AXA unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted-average period of 0.2 years. Approximately $1 million of unrecognized compensation cost related to Holdings unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted average period of 1.1 years.

Summary of Restricted Stock Unit Award Activity

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings and AXA RSUs, fair value is remeasured at the end of each reporting period.

As of December 31, 2021, approximately 2.4 million Holdings RSUs and AXA ordinary share unit awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $6 million and is expected to be recognized over a weighted-average period of 1.9 years.

The following table summarizes Holdings restricted share units and AXA ordinary share unit activity for 2021.

	Shares of Holdings Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2021	2,053,036	$21.15
Granted	1,557,437	$28.08
Forfeited	(166,466)	$24.81
Vested	(1,052,916)	$20.74

Unvested as of December 31, 2021	2,391,091	$25.59

Summary of Performance Award Activity

As of December 31, 2021, approximately 1.2 million Holdings and AXA performance awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $15 million and is expected to be recognized over a weighted-average period of 1.5 years.

The following table summarizes Holdings and AXA performance awards activity for 2021.

	Shares of Holdings Performance Awards	Weighted- Average Grant Date Fair Value	Shares of AXA Performance Awards	Weighted- Average Grant Date Fair Value
Unvested as of January 1, 2021	557,455	$22.12	1,017,254	$21.28
Granted	938,444	$29.89	(460,094)	$21.28
Forfeited	(163,708)	$28.24	—	$—
Vested	(141,597)	$23.17	(504,315)	$21.28

Unvested as of December 31, 2021	1,190,594	$28.54	52,845	$21.28

14)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$11	$(112)	$295
Deferred (expense) benefit	463	739	284

Total	$474	$627	$579

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21% . The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Expected income tax (expense) benefit	$393	$291	$517
Non-taxable investment income	79	91	73
Tax audit interest	(14)	(8)	(14)
Tax settlements/uncertain tax position release	—	231	—
Tax credits	28	21	—
Other	(12)	1	3

Income tax (expense) benefit	$474	$627	$579

During the fourth quarter of 2020, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2010 through 2013 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $231 million.

The components of the net deferred income taxes are as follows:

	December 31,
	2021		2020
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Compensation and related benefits	$46	$—	$58	$—
Net operating loss and credits	732	—	—	—
Reserves and reinsurance	2,072	—	1,483	—
DAC	—	685	—	606
Unrealized investment gains (losses)	—	892	—	1,668
Investments	—	18	1,071	—
Other	31	—	—	111

Total	$2,881	$1,595	$2,612	$2,385

The Company has Federal net operating loss carryforwards of $3.4 billion for the years ending December 31, 2021, which do not expire.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Balance at January 1,	$281	$297	$273
Additions for tax positions of prior years	17	229	24
Reductions for tax positions of prior years	(3)	(250)	—
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	—	5	—

Balance at December 31,	$295	$281	$297

Unrecognized tax benefits that, if recognized, would impact the effective rate	$43	$47	$222

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits as of December 31, 2021 and 2020 were $47 million and $34 million, respectively. For 2021, 2020 and 2019, respectively, there were $14 million, $(21) million and $14 million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2021, tax years 2014 and subsequent remain subject to examination by the IRS.

15)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances as of December 31, 2021, 2020, and 2019 follow:

	December 31,
	2021	2020
	(in millions)
Unrealized gains (losses) on investments	$2,362	$4,600
Defined benefit pension plans	(5)	(5)

Accumulated other comprehensive income (loss) attributable to Equitable Financial	$2,357	$4,595

The components of OCI, net of taxes for the years ended December 31, 2021, 2020 and 2019, follow:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period	$(2,293)	$4,698	$3,052
(Gains) losses reclassified into net income (loss) during the period(1)	(686)	(633)	(160)

Net unrealized gains (losses) on investments	(2,979)	4,065	2,892
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	741	(1,066)	(797)

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of $(595), $798, and $547)	(2,238)	2,999	2,095

Change in defined benefit plans:
Reclassification to net income (loss) of amortization of net prior service credit included in net periodic cost	—	—	2

Change in defined benefit plans, (net of deferred income tax expense (benefit) of $0, $0 and $0 (2))	—	—	2

Other comprehensive income (loss), attributable to Equitable Financial	$(2,238)	$2,999	$2,097

(1)

See “Reclassification adjustments” in Note 3 of the Notes to these Consolidated Financial Statements. Reclassification amounts presented net of income tax expense (benefit) of $182 million, $(168) million , and $(42) million for the years ended December 31, 2021, 2020 and 2019, respectively.

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortization of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation and Regulatory Matters

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2021, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $250 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

In August 2015, a lawsuit was filed in Connecticut Superior Court entitled Richard T. O’Donnell, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from Equitable Financial, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that Equitable Financial implemented the volatility management strategy in violation of applicable law. Plaintiff seeks an award of damages individually and on a classwide basis, and costs and disbursements, including attorneys’ fees, expert witness fees and other costs. In 2015, the case was transferred to the Southern District of New York and, in 2018, transferred back to Connecticut Superior Court. In August 2019, the court granted Equitable Financial’s motion to strike, which sought dismissal of the complaint, and in September 2019, Plaintiff filed an Amended Class Action Complaint. Equitable Financial filed renewed motions to strike and to dismiss and for an entry of judgment in October 2019. In August 2020, the court granted Equitable Financial’s motion for entry of judgment. Plaintiff filed a notice of appeal and in February 2021, the appellate court reversed the entry of judgement and remanded the case to Connecticut Superior Court. We are vigorously defending this matter.

In February 2016, a lawsuit was filed in the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to Equitable Financial’s COI rate increase. In early 2016, Equitable Financial raised COI rates for certain UL policies issued between 2004 and 2008, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in Arizona in 2017 and consolidated with the Brach matter. The consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek: (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. In August 2020, the federal district court issued a decision certifying nationwide breach of contract and Section 4226 classes, and a New York State Section 349 class. Equitable Financial has commenced settlement discussions with the Brach class action plaintiffs through a non-binding mediation process. No assurances can be given about the outcome of that mediation process. Separately, a substantial number of policy owners have opted out of the Brach class action and are not participating in that mediation process. Most have not yet filed suit. Others filed suit previously. They include five other federal actions challenging the COI rate increase that are also pending against Equitable Financial and have been coordinated with the Brach action for the purposes of pre-trial activities. They contain allegations similar to those in the Brach action as well as additional allegations for violations of various states’ consumer protection statutes and common law fraud. Two actions are also pending against Equitable Financial in New York state court. Equitable Financial is vigorously defending each of these matters.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters. For example, among other matters, the Company has been cooperating with the U.S. Securities and Exchange Commission (the “SEC”) concerning the SEC’s investigation into the Company’s non-ERISA K-12 403(b) and 457 sales and disclosure practices. The Company has reached an agreement in principle, subject to agreement on documentation and approval by the SEC, to resolve that investigation, including the allegation that daily separate account and portfolio operating expenses disclosed in customer prospectuses and incorporated in the calculation of net investment portfolio results in quarterly account statements were not properly presented or referenced in those account statements. If approved, under the settlement, the Company would neither admit nor deny the allegations, prospectively modify the relevant account statements and cross-reference the relevant prospectus disclosures, and pay a civil monetary penalty of $50 million, to be distributed to plan participants. The Company has fully accrued for the cost of the settlement.

Obligations under Funding Agreements

Federal Home Loan Bank

As a member of the FHLB, Equitable Financial has access to collateralized borrowings. It also may issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require Equitable Financial to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Financial issues short-term funding agreements to the FHLB and uses the funds for asset, liability, and cash management purposes. Equitable Financial issues long-term funding agreements to the FHLB and uses the funds for spread lending purposes.

Entering into FHLB membership, borrowings and funding agreements requires the ownership of FHLB stock and the pledge of assets as collateral. Equitable Financial has purchased FHLB stock of $311 million and pledged collateral with a carrying value of $12.5 billion as of December 31, 2021.

Funding agreements are reported in policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Derivative and offsetting assets and liabilities” included in Note 4 of the Notes to these Consolidated Financial Statements. The table below summarizes the Company’s activity of funding agreements with the FHLB.

Change in FHLB Funding Agreements during the Year Ended December 31, 2021

	Outstanding Balance at December 31, 2020	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Outstanding Balance at December 31, 2021
	(in millions)
Short-term funding agreements:
Due in one year or less	$5,634	$59,846	$60,504	$377	$—	$5,353
Long-term funding agreements:
Due in years two through five	722	411	—	(377)	534	1,290
Due in more than five years	534	—	—	—	(534)	—

Total long-term funding agreements	1,256	411	—	(377)	—	1,290

Total funding agreements(1)	$6,890	$60,257	$60,504	$—	$—	$6,643

(1)

The $4 million and $7 million difference between the funding agreements carrying value shown in fair value table for December 31, 2021 and December 31, 2020, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

Funding Agreement-Backed Notes Program

Under the FABN program, Equitable Financial may issue funding agreements in U.S. dollar or foreign currencies to a Delaware special purpose statutory trust (the “Trust”) in exchange for the proceeds from issuances of fixed and floating rate medium-term marketable notes issued by the Trust from time to time (the “Trust Notes”). The funding agreements have matching interest, maturity and currency payment terms to the applicable Trust notes. The Company hedges the foreign currency exposure of foreign currency denominated funding agreements using cross currency swaps as discussed in Note 4 of the Notes to these Consolidated Financial Statements. As of May 2021, the maximum aggregate principal amount of Trust notes permitted to be outstanding at any one time is $10 billion. Funding agreements issued to the Trust, including any foreign currency transaction adjustments, are reported in policyholders’ account balances in the consolidated balance sheets. Foreign currency transaction adjustments to policyholder’s account balances are recognized in net income (loss) as an adjustment to interest credited to policyholders’ account balances and are offset in interest credited to policyholders’ account balances by a release of AOCI from deferred changes in fair value of designated and qualifying cross currency swap cash flow hedges. The table below summarizes Equitable Financial’s issuances of funding agreements under the FABN.

Change in FABN Funding Agreements during the Year Ended December 31, 2021

	Outstanding Balance at December 31, 2020	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Foreign Currency Transaction Adjustment	Outstanding Balance at December 31, 2021
	(in millions)
Short-term funding agreements:
Due in one year or less	$—	$—	$—	$—	$—	$—	$—
Long-term funding agreements:
Due in years two through five	1,150	3,450	—	—	—	—	4,600
Due in more than five years	800	1,359	—	—	—	(40)	2,119

Total long-term funding agreements	1,950	4,809	—	—	—	(40)	6,719

Total funding agreements(1)	$1,950	$4,809	$—	$—	$—	$(40)	$6,719

(1)

The $70 million and $11 million difference between the funding agreements notional value shown and carrying value table as of December 31, 2021 and December 31, 2020, respectively, reflects the remaining amortization of the issuance cost of the funding agreements and the foreign currency transaction adjustment.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. As of December 31, 2021, these arrangements include commitments by the Company to provide equity financing of $1.2 billion to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company had $17 million of undrawn letters of credit related to reinsurance as of December 31, 2021. The Company had $863 million of commitments under existing mortgage loan agreements as of December 31, 2021.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

17)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2021, 2020 and 2019, respectively, Equitable Financial’s statutory net income (loss) totaled $(865) million, $413 million and $3.9 billion. Statutory surplus, Capital stock and AVR totaled $6.5 billion and $6.8 billion as of December 31, 2021 and 2020, respectively. As of December 31, 2021, Equitable Financial, in accordance with various government and state regulations, had $54 million of securities on deposit with such government or state agencies.

Equitable Financial did not pay ordinary dividends during 2021 due to operating losses. In 2020 and 2019, Equitable Financial paid to its direct parent, which subsequently distributed such amount to Holdings, an ordinary shareholder dividend of $2.1 billion and $1.0 billion, respectively.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Financial is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

State insurance statutes also typically place restrictions and limitations on the amount of dividends or other distributions payable by insurance company subsidiaries to their parent companies, as well as on transactions between an insurer and its affiliates. Under the New York insurance laws, which are applicable to Equitable Financial, a domestic stock life insurer may not, without prior approval of the NYDFS, pay an ordinary dividend to its stockholders exceeding an amount calculated based on a statutory formula (“Ordinary Dividend”). Dividends in excess of this amount require the insurer to file a notice of its intent to declare the dividends with the NYDFS and obtain prior approval or non-disapproval from the NYDFS with respect to such dividends (“Extraordinary Dividend”). Due to a permitted statutory accounting practice agreed to with the NYDFS, Equitable Financial will need the prior approval of the NYDFS to pay the portion, if any, of any Ordinary Dividend that exceeds the Ordinary Dividend that Equitable Financial would be permitted to pay under New York insurance law absent the application of such permitted practice (such excess, the “Permitted Practice Ordinary Dividend”).

Applying the formulas above, Equitable Financial could pay an Ordinary Dividend of up to approximately $0.9 billion in 2022.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2021, EQ AZ Life Re holds $12.4 billion of assets in the EQ AZ Life Re Trust and letters of credit of $1.9 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

As of December 31, 2021, the following three prescribed and permitted practices resulted in net income (loss) and capital and surplus that is different from the statutory surplus that would have been reported had NAIC statutory accounting practices been applied.

Equitable Financial was granted a permitted practice by the NYDFS to apply SSAP 108, Derivatives Hedging Variable Annuity Guarantees on a retroactive basis from January 1, 2021 through June 30, 2021, after reflecting the impacts of our reinsurance transaction with Venerable. The permitted practice was amended to also permit Equitable Financial to adopt SSAP 108 prospectively as of July 1, 2021. Application of the permitted practice partially mitigates the Regulation 213 impact of the Venerable transaction on Equitable Financial’s statutory capital and surplus. The impact of the application of this permitted practice was an increase of approximately $1.4 billion in statutory special surplus funds and an increase of $1.4 billion in statutory net income as of December 31, 2021 and for the twelve-month period then ended, which will be amortized over 5 years for each of the retrospective and prospective components. The permitted practice also resets Equitable Financial’s unassigned surplus to zero as of June 30, 2021 to reflect the transformative nature of the Venerable transaction.

The NYDFS recognizes only SAP for determining and reporting the financial condition and results of operations of an insurance company, in order to determine its solvency under the New York State Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York. However, New York Regulation 213 (“Reg 213”), adopted in May of 2019 and as amended in February 2020 and March 2021, differs from the NAIC variable annuity reserve and capital framework. Reg 213 requires the Company to carry statutory basis reserves for its variable annuity contract obligations equal to the greater of those required under (i) the NAIC standard or (ii) a revised version of the NYDFS requirement in effect prior to the adoption of the first amendment for contracts issued prior to January 1, 2020, and for policies issued after that date a new standard that in current market conditions imposes more conservative reserving requirements for variable annuity contracts than the NAIC standard. NYDFS allows domicile companies a five year phase-in provision for Reg 213 reserves. As of December 31, 2021, Reg 213 reserves are phased in at 60%. The impact of the application of Reg 213 was a decrease of approximately $1.2 billion in statutory surplus and no impact in statutory net income as of December 31, 2021 and for the twelve-month period then ended.

The Company received approval from NYDFS for its proposed amended Plan of Operation for Separate Account No. 68 (“SA 68”) for our Structured Capital Strategies product and Separate Account No. 69 (“SA 69”) for our Equi-Vest product Structured Investment Option, to change the accounting basis of the two Separate Accounts from fair value to book value in accordance with Section 1414 of the Insurance Law. In order to facilitate this change and comply with Section 4240(a)(10), the Company also sought approval to amend the Plans to remove the requirement to comply with Section 4240(a)(5)(iii) and substitute it with a commitment to comply with Section 4240(a)(5)(i). Similarly, the Company updated the reserves section of each Plan to reflect the fact that Regulation 128 would no longer be applicable upon the change in accounting basis. The impact of the application was a decrease of approximately $513 million in statutory surplus and no impact in statutory net income as of December 31, 2021 and for the twelve-month period then ended.

As of December 31, 2020 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective as of December 31, 2020.

The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company’s capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

18)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests are presented in the table that follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Balance, beginning of period	$41	$39	$39
Net earnings (loss) attributable to redeemable noncontrolling interests	$—	$1	$5
Purchase/change of redeemable noncontrolling interests	$(13)	$1	$(5)

Balance, end of period	$28	$41	$39

19)	REVENUES FROM EXTERNAL CUSTOMERS

Revenue from external customers, by product, is shown in the table that follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Individual Variable Annuity Products
Premiums	$126	$165	$179
Fees(1)	2,364	2,555	2,615
Others	72	8	16

Total	$2,562	$2,728	$2,810

Employer- Sponsored
Premiums	$—	$—	$—
Fees	611	500	477
Others	5	4	4

Total	$616	$504	$481

Life Insurance Products
Premiums	$566	$587	$702
Fees	1,417	1,421	1,440
Others	7	23	21

Total	$1,990	$2,031	$2,163

Employee Benefit Products
Premiums	$40	$36	$35
Fees	—	—	—
Others	—	15	13

Total	$40	$51	$48

Other
Premiums	$18	$18	$20
Fees	16	13	12
Others	10	7	2

Total	$44	$38	$34

(1)	Excludes the amortization/capitalization of unearned revenue liability of $(13) million, $(14) million and $(35) million for the years ended December 31, 2021, 2020 and 2019, respectively.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2021

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$13,032	$15,214	$15,214
State, municipalities and political subdivisions	527	597	597
Foreign governments	1,124	1,152	1,152
Public utilities	5,965	6,260	6,260
All other corporate bonds	39,613	41,464	41,464
Residential mortgage-backed	82	90	90
Asset-backed	5,904	5,905	5,905
Commercial mortgage-backed	2,348	2,341	2,341
Redeemable preferred stocks	41	53	53

Total fixed maturities, AFS	68,636	73,076	73,076
Mortgage loans on real estate(2)	14,078	14,291	14,016
Policy loans	3,540	4,512	3,540
Other equity investments	2,538	2,759	2,759
Trading securities	340	379	379
Other invested assets	2,910	2,910	2,910

Total Investments	$92,042	$97,927	$96,680

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2021
Life insurance in-force	$388,520	$164,781	$31,971	$255,710	12.5%

Premiums:
Life insurance and annuities	$709	$170	$173	$712	24.3%
Accident and health	53	23	8	38	21.1%

Total premiums	$762	$193	$181	$750	24.1%

2020
Life insurance in-force	$389,576	$72,110	$32,289	$349,755	9.2%

Premiums:
Life insurance and annuities	$712	$127	$186	$771	24.1%
Accident and health	52	26	9	35	24.8%

Total premiums	$764	$153	$195	$806	24.1%

2019
Life insurance in-force	$392,420	$66,770	$31,699	$357,349	8.9%

Premiums:
Life insurance and annuities	$825	$99	$185	$911	20.3%
Accident and health	43	27	9	25	36.0%

Total premiums	$868	$126	$194	$936	20.7%

(1)	Includes amounts related to the discontinued group life and health business.